       As filed with Securities and Exchange Commission on April 25, 2011

                                                      Registration No. 033-19540


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 29

                         TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                                   ----------

                   New England Variable Life Separate Account
                              (Exact Name of Trust)
                       New England Life Insurance Company
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02116
              (Address of depositor's principal executive offices)

                                   ----------

                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)
                                   Copies to:
                            Stephen E. Roth, Esquire

                            Mary E. Payne, Esquire

                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                    ----------


It is proposed that this filing will become effective (check appropriate box) [_] immediately upon filing pursuant to paragraph (b)

     [X] on May 1, 2011 pursuant to paragraph (b)

     [_] 60 days after filing pursuant to paragraph (a)(1)

     [_] on (date) pursuant to paragraph (a)(1) of Rule 485
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Variable Ordinary Life Insurance Policies.

This registration statement incorporates by reference the prospectuses and supplements dated May 1, 2010, May 1, 2009, April 28, 2008, April 30, 2007, May 1, 2006, May 1, 2005, May 1, 2004, September 18, 2003, May 1, 2003, May 1, 2002,
May 1, 2001, May 1, 2000 and April 30, 1999 each as filed in Post-Effective Amendment No. 28 filed April 26, 2010, Post-Effective Amendment No. 27 filed April 23, 2009, Post-Effective Amendment No. 26 filed April 23, 2008, in Post-Effective Amendment No. 25 filed April 20, 2007, Post- Effective Amendment No. 24 filed April 27, 2006, Post-Effective Amendment No. 23 filed on April 29, 2005, Post-Effective Amendment No. 22 filed on April 30, 2004, Post- Effective Amendment No. 21 filed on September 18, 2003, Post- Effective Amendment No. 20 filed on April 30, 2003, Post-Effective Amendment No. 19 filed on April 26, 2002, Post-Effective Amendment No. 18 filed on April 27, 2001, Post- Effective Amendment No. 17 filed on April 28, 2000 and Post- Effective Amendment No. 16 filed on April 27, 1999, respectively, to the Registration Statement on Form S-6(File No. 033-19540).

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                               ZENITH LIFE PLUS
                   VARIABLE ORDINARY LIFE INSURANCE POLICIES


                        SUPPLEMENT DATED MAY 1, 2011 TO

        PROSPECTUSES DATED APRIL 30, 1999, MAY 1, 2000, AND MAY 1, 2001

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses dated April 30, 1999, May 1, 2000, and May 1, 2001, as annually and periodically supplemented.

                           ZENITH LIFE EXECUTIVE 65
               LIMITED PAYMENT VARIABLE LIFE INSURANCE POLICIES


                        SUPPLEMENT DATED MAY 1, 2011 TO

                         PROSPECTUS DATED MAY 1, 2001

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus dated May 1, 2001, as annually and periodically supplemented.

     ZENITH VARIABLE WHOLE LIFE VARIABLE ORDINARY LIFE INSURANCE POLICIES


         SUPPLEMENT DATED MAY 1, 2011 TO PROSPECTUS DATED MAY 1, 2002


   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus dated May 1, 2002, as annually and periodically supplemented.

   You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Life Plus, Zenith Life Executive 65 and Zenith Variable Whole Life Policies are no longer available for sale.


   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.


   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

                         INTRODUCTION TO THE POLICIES

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:


Premium Payments...................... New England Financial
                                       P.O. Box 371499
                                       Pittsburgh, PA 15250-7499

Payment Inquiries and Correspondence.. New England Financial/MetLife
                                       P.O. Box 323
                                       Warwick, RI 02887-0323

Beneficiary and Ownership Changes..... New England Financial/MetLife
                                       P.O. Box 541
                                       Warwick, RI 02887-0541

Surrenders, Loans, Withdrawals and
  Sub-Account Transfers............... New England Financial/MetLife
                                       P.O. Box 543
                                       Warwick, RI 02887-0543

Death Claims.......................... New England Financial/MetLife
                                       P.O. Box 353
                                       Warwick, RI 02887-0353

Sub-Account Transfers by Telephone.... (800) 200-2214

All Other Telephone Transactions and
  Inquiries........................... (800) 388-4000


   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain charges, including the cost of insurance charge.

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the sub-account investing in the MFS Research International Portfolio.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.


   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2010, before and after any applicable contractual fee waivers and expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future.


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                      DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                         AND/OR               FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                          MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                             FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
                          ---------- --------------- -------- --------- --------- -------------- ---------
AMERICAN FUNDS INSURANCE
  SERIES(R)--CLASS 2
American Funds Bond
  Fund...................    0.37%        0.25%        0.01%     --       0.63%         --         0.63%
American Funds Global
  Small Capitalization
  Fund...................    0.71%        0.25%        0.04%     --       1.00%         --         1.00%
American Funds Growth
  Fund...................    0.32%        0.25%        0.02%     --       0.59%         --         0.59%
American Funds Growth-
  Income Fund............    0.27%        0.25%        0.02%     --       0.54%         --         0.54%

FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS--
  INITIAL CLASS
Equity-Income Portfolio..    0.46%          --         0.10%     --       0.56%         --         0.56%

MET INVESTORS SERIES
  TRUST--CLASS A
BlackRock Large Cap Core
  Portfolio..............    0.59%          --         0.05%     --       0.64%         --         0.64%

                                         DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                            AND/OR               FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                             MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
-                            ---------- --------------- -------- --------- --------- -------------- ---------
Clarion Global Real Estate
  Portfolio.................    0.62%         --          0.07%      --      0.69%          --        0.69%
Harris Oakmark
  International Portfolio...    0.78%         --          0.07%      --      0.85%        0.01%       0.84%/1/
Invesco Small Cap Growth
  Portfolio.................    0.85%         --          0.04%      --      0.89%        0.02%       0.87%/2/
Janus Forty Portfolio.......    0.63%         --          0.04%      --      0.67%          --        0.67%
Lazard Mid Cap Portfolio....    0.69%         --          0.04%      --      0.73%          --        0.73%
Legg Mason ClearBridge
  Aggressive Growth
  Portfolio.................    0.64%         --          0.04%      --      0.68%          --        0.68%
Lord Abbett Bond Debenture
  Portfolio.................    0.50%         --          0.03%      --      0.53%          --        0.53%
MetLife Aggressive Strategy
  Portfolio.................    0.09%         --          0.02%    0.74%     0.85%        0.01%       0.84%/3/
MFS(R) Research
  International Portfolio...    0.69%         --          0.09%      --      0.78%        0.03%       0.75%/4/
Morgan Stanley Mid Cap
  Growth Portfolio..........    0.66%         --          0.14%      --      0.80%        0.02%       0.78%/5/
Oppenheimer Capital
  Appreciation Portfolio....    0.60%         --          0.06%      --      0.66%          --        0.66%
PIMCO Inflation Protected
  Bond Portfolio............    0.47%         --          0.04%      --      0.51%          --        0.51%
PIMCO Total Return
  Portfolio.................    0.48%         --          0.03%      --      0.51%          --        0.51%
RCM Technology
  Portfolio.................    0.88%         --          0.09%      --      0.97%          --        0.97%
SSgA Growth and Income
  ETF Portfolio.............    0.31%         --          0.02%    0.28%     0.61%          --        0.61%
SSgA Growth ETF
  Portfolio.................    0.33%         --          0.03%    0.27%     0.63%          --        0.63%
T. Rowe Price Mid Cap
  Growth Portfolio..........    0.75%         --          0.04%      --      0.79%          --        0.79%

METROPOLITAN SERIES FUND,
  INC.--CLASS A
Artio International Stock
  Portfolio.................    0.82%         --          0.12%    0.02%     0.96%        0.05%       0.91%/6/
Barclays Capital Aggregate
  Bond Index Portfolio......    0.25%         --          0.03%      --      0.28%        0.01%       0.27%/7/
BlackRock Aggressive
  Growth Portfolio..........    0.73%         --          0.04%      --      0.77%          --        0.77%
BlackRock Bond Income
  Portfolio.................    0.37%         --          0.03%      --      0.40%        0.03%       0.37%/8/
BlackRock Diversified
  Portfolio.................    0.46%         --          0.04%      --      0.50%          --        0.50%
BlackRock Large Cap Value
  Portfolio.................    0.63%         --          0.02%      --      0.65%        0.03%       0.62%/9/
BlackRock Legacy Large
  Cap Growth Portfolio......    0.73%         --          0.04%      --      0.77%        0.02%       0.75%/10/

                                         DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                            AND/OR               FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                             MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
-                            ---------- --------------- -------- --------- --------- -------------- ---------
BlackRock Money Market
  Portfolio.................    0.32%         --          0.02%      --      0.34%        0.01%       0.33%/11/
Davis Venture Value
  Portfolio.................    0.70%         --          0.03%      --      0.73%        0.05%       0.68%/12/
FI Value Leaders
  Portfolio.................    0.67%         --          0.06%      --      0.73%          --        0.73%
Jennison Growth
  Portfolio.................    0.62%         --          0.02%      --      0.64%        0.07%       0.57%/13/
Loomis Sayles Small Cap
  Core Portfolio............    0.90%         --          0.06%      --      0.96%        0.05%       0.91%/14/
Loomis Sayles Small Cap
  Growth Portfolio..........    0.90%         --          0.17%      --      1.07%        0.05%       1.02%/15/
Met/Artisan Mid Cap Value
  Portfolio.................    0.81%         --          0.03%      --      0.84%          --        0.84%
MetLife Conservative
  Allocation Portfolio......    0.10%         --          0.01%    0.55%     0.66%        0.01%       0.65%/16/
MetLife Conservative to
  Moderate Allocation
  Portfolio.................    0.08%         --          0.02%    0.61%     0.71%          --        0.71%
MetLife Mid Cap Stock
  Index Portfolio...........    0.25%         --          0.06%    0.01%     0.32%          --        0.32%
MetLife Moderate Allocation
  Portfolio.................    0.06%         --            --     0.66%     0.72%          --        0.72%
MetLife Moderate to
  Aggressive Allocation
  Portfolio.................    0.06%         --          0.01%    0.71%     0.78%          --        0.78%
MetLife Stock Index
  Portfolio.................    0.25%         --          0.02%      --      0.27%        0.01%       0.26%/7/
MFS(R) Total Return
  Portfolio.................    0.54%         --          0.04%      --      0.58%          --        0.58%
MFS(R) Value Portfolio......    0.71%         --          0.02%      --      0.73%        0.11%       0.62%/17/
Morgan Stanley EAFE(R)
  Index Portfolio...........    0.30%         --          0.11%    0.01%     0.42%          --        0.42%
Neuberger Berman Genesis
  Portfolio.................    0.83%         --          0.06%      --      0.89%        0.02%       0.87%/18/
Neuberger Berman Mid Cap
  Value Portfolio...........    0.65%         --          0.05%      --      0.70%          --        0.70%
Oppenheimer Global Equity
  Portfolio.................    0.53%         --          0.08%      --      0.61%          --        0.61%
Russell 2000(R) Index
  Portfolio.................    0.25%         --          0.07%    0.01%     0.33%          --        0.33%
T. Rowe Price Large Cap
  Growth Portfolio..........    0.60%         --          0.04%      --      0.64%          --        0.64%
T. Rowe Price Small Cap
  Growth Portfolio..........    0.50%         --          0.07%      --      0.57%          --        0.57%
Western Asset Management
  Strategic Bond
  Opportunities Portfolio...    0.62%         --          0.05%      --      0.67%        0.04%       0.63%/19/

                                      DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                         AND/OR               FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                          MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                             FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
-                         ---------- --------------- -------- --------- --------- -------------- ---------
Western Asset Management
  U.S. Government
  Portfolio..............    0.47%         --          0.03%      --      0.50%        0.01%       0.49%/20/
Zenith Equity Portfolio..      --          --          0.02%    0.65%     0.67%          --        0.67%

--------

/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.725% of the Portfolio's average daily net assets exceeding $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.83% of the Portfolio's average daily net assets from $250 million to $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.10%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.
/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% of the Portfolio's average daily net assets exceeding $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets plus 0.625% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.
/6/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/7/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/8/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/9/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.68% for the first $250 million of the Portfolio's average daily net assets, 0.625% for the next $500 million, 0.60% for the next $250 million and 0.55% on amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/10 /MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.705% for the amounts over $300 million but less than $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

/11/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/12/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/13/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $300 million of the Portfolio's average daily net assets, 0.60% for the next $200 million, 0.55% for the next $500 million, 0.50% for the next $1 billion and 0.47% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/14/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% on amounts over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/15/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% on amounts over $100 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/16/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses of the Portfolio's Class A shares to 0.10% of average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/17/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/18/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/19/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/20/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.50% for the amounts over $200 million but less than $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

   Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" Portfolio invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio's prospectus for more information.

   THE FEE AND EXPENSE INFORMATION REGARDING THE ELIGIBLE FUNDS WAS PROVIDED BY THOSE ELIGIBLE FUNDS. FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES(R) ARE NOT AFFILIATED WITH NELICO.

                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:




ELIGIBLE FUND                                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                                -----------                     --------------------
AMERICAN FUNDS INSURANCE SERIES(R)
                                                             ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

American Funds Bond Fund              N/A                        As high a level of current income as is
                                                                 consistent with the preservation of capital.

American Funds Global Small           N/A                        Long-term growth of capital.
Capitalization Fund

American Funds Growth Fund            N/A                        Growth of capital.

American Funds Growth-Income          N/A                        Long-term growth of capital and income.
Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                                                              ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

Equity-Income Portfolio               FMR Co., Inc.              Reasonable income. The fund will also
                                                                 consider the potential for capital
                                                                 appreciation. The fund's goal is to achieve
                                                                 a yield which exceeds the composite yield
                                                                 on the securities comprising the Standard
                                                                 & Poor's 500(R) Index (S&P 500(R)).

MET INVESTORS SERIES TRUST                                                     ADVISER: METLIFE ADVISERS, LLC

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC    Long-term capital growth.

Clarion Global Real Estate Portfolio  ING Clarion Real Estate    Total return through investment in real
                                      Securities LLC             estate securities, emphasizing both capital
                                                                 appreciation and current income.

Harris Oakmark International          Harris Associates L.P.     Long-term capital appreciation.
Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc.     Long-term growth of capital.

Janus Forty Portfolio                 Janus Capital Management   Capital appreciation.
                                      LLC

Lazard Mid Cap Portfolio              Lazard Asset Management    Long-term growth of capital.
                                      LLC

Legg Mason ClearBridge Aggressive     ClearBridge Advisors, LLC  Capital appreciation.
Growth Portfolio

ELIGIBLE FUND                                  SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                   -----------                        --------------------
Lord Abbett Bond Debenture           Lord, Abbett & Co. LLC            High current income and the opportunity
Portfolio                                                              for capital appreciation to produce a high
                                                                       total return.

MetLife Aggressive Strategy          N/A                               Growth of capital.
Portfolio

MFS(R) Research International        Massachusetts Financial           Capital appreciation.
Portfolio                            Services Company

Morgan Stanley Mid Cap Growth        Morgan Stanley Investment         Capital appreciation.
Portfolio                            Management Inc.

Oppenheimer Capital Appreciation     OppenheimerFunds, Inc.            Capital appreciation.
Portfolio

PIMCO Inflation Protected Bond       Pacific Investment                Maximum real return, consistent with
Portfolio                            Management Company LLC            preservation of capital and prudent
                                                                       investment management.

PIMCO Total Return Portfolio         Pacific Investment                Maximum total return, consistent with the
                                     Management Company LLC            preservation of capital and prudent
                                                                       investment management.

RCM Technology Portfolio             RCM Capital Management LLC        Capital appreciation; no consideration is
                                                                       given to income.

SSgA Growth and Income ETF           SSgA Funds Management, Inc.       Growth of capital and income.
Portfolio

SSgA Growth ETF Portfolio            SSgA Funds Management, Inc.       Growth of capital.

T. Rowe Price Mid Cap Growth         T. Rowe Price Associates, Inc.    Long-term growth of capital.
Portfolio

METROPOLITAN SERIES FUND, INC.                                                      ADVISER: METLIFE ADVISERS, LLC
Artio International Stock Portfolio  Artio Global Management, LLC      Long-term growth of capital.

Barclays Capital Aggregate Bond      MetLife Investment Advisors       To equal the performance of the Barclays
Index Portfolio                      Company, LLC                      Capital U.S. Aggregate Bond Index.

BlackRock Aggressive Growth          BlackRock Advisors, LLC           Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC           A competitive total return primarily from
                                                                       investing in fixed-income securities.

BlackRock Diversified Portfolio      BlackRock Advisors, LLC           High total return while attempting to limit
                                                                       investment risk and preserve capital.

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC           Long-term growth of capital.

BlackRock Legacy Large Cap           BlackRock Advisors, LLC           Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/1/  BlackRock Advisors, LLC           A high level of current income consistent
                                                                       with preservation of capital.

Davis Venture Value Portfolio        Davis Selected Advisers, L.P./2/  Growth of capital.

FI Value Leaders Portfolio           Pyramis Global Advisors, LLC      Long-term growth of capital.

ELIGIBLE FUND                                 SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                  -----------                       --------------------
Jennison Growth Portfolio            Jennison Associates LLC         Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company,       Long-term capital growth from
Portfolio                            L.P.                            investments in common stocks or other
                                                                     equity securities.

Loomis Sayles Small Cap Growth       Loomis, Sayles & Company,       Long-term capital growth.
Portfolio                            L.P.

Met/Artisan Mid Cap Value Portfolio  Artisian Partners Limited       Long-term capital growth.
                                     Partnership

MetLife Conservative Allocation      N/A                             A high level of current income, with
Portfolio                                                            growth of capital as a secondary objective.

MetLife Conservative to Moderate     N/A                             A high total return in the form of income
Allocation Portfolio                                                 and growth of capital, with a greater
                                                                     emphasis on income.

MetLife Mid Cap Stock Index          MetLife Investment Advisors     To equal the performance of the Standard
Portfolio                            Company, LLC                    & Poor's MidCap 400(R) Composite Stock
                                                                     Price Index.

MetLife Moderate Allocation          N/A                             A balance between a high level of current
Portfolio                                                            income and growth of capital, with a
                                                                     greater emphasis on growth of capital.

MetLife Moderate to Aggressive       N/A                             Growth of capital.
Allocation Portfolio

MetLife Stock Index Portfolio        MetLife Investment Advisors     To equal the performance of the Standard
                                     Company, LLC                    & Poor's 500(R) Composite Stock Price
                                                                     Index.

MFS(R) Total Return Portfolio        Massachusetts Financial         Favorable total return through investment
                                     Services Company                in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial         Capital appreciation.
                                     Services Company

Morgan Stanley EAFE(R) Index         MetLife Investment Advisors     To equal the performance of the MSCI
Portfolio                            Company, LLC                    EAFE(R) Index.

Neuberger Berman Genesis             Neuberger Berman                High total return, consisting principally of
Portfolio                            Management LLC                  capital appreciation.

Neuberger Berman Mid Cap Value       Neuberger Berman                Capital growth.
Portfolio                            Management LLC

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.          Capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment Advisors     To equal the performance of the Russell
                                     Company, LLC                    2000(R) Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.  Long-term growth of capital and,
Portfolio                                                            secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.  Long-term capital growth.
Portfolio

ELIGIBLE FUND                        SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                         -----------                   --------------------
Western Asset Management       Western Asset Management  To maximize total return consistent with
Strategic Bond Opportunities   Company                   preservation of capital.
Portfolio

Western Asset Management U.S.  Western Asset Management  To maximize total return consistent with
Government Portfolio           Company                   preservation of capital and maintenance of
                                                         liquidity.

Zenith Equity Portfolio/3/     N/A                       Long-term capital appreciation.

--------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ The Zenith Equity Portfolio is a fund of funds that invests equally in three Portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.


   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A Shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy will satisfy the applicable requirements. There is additional uncertainty, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL - DEATH BENEFITS. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

   To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


   Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the 2010 Act) has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions. The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.

   It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and generation-skipping transfer tax or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012.

   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy's cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience:

                              DIRECTORS OF NELICO

     NAME AND PRINCIPAL
     BUSINESS ADDRESS                             PRINCIPAL BUSINESS EXPERIENCE
     ------------------                            -----------------------------
Michael K. Farrell***         Chairman of the Board, President and Chief Executive Officer of NELICO
                                since 2009. Director of NELICO since 2004 and Executive Vice
                                President of Metropolitan Life Insurance Company since 2005.

Peter M. Carlson**            Director, Executive Vice President and Chief Accounting Officer of
                                NELICO since 2009 and Executive Vice President and Chief
                                Accounting Officer of Metropolitan Life Insurance Company since
                                2009. Formerly Executive Vice President and Corporate Controller of
                                Wachovia Corporation 2006-2009.

Todd B. Katz*******           Director of NELICO since 2009 and Executive Vice President of
                                Metropolitan Life Insurance Company since 2010. Formerly Senior
                                Vice President of Metropolitan Life Insurance Company 2005-2009.

Gene L. Lunman*****           Director of NELICO since 2006 and Senior Vice President of
                                Metropolitan Life Insurance Company since 2006. Formerly Vice
                                President of Metropolitan Life Insurance Company 2005-2006.

Louis J. Ragusa**             Director of NELICO since 2009 and Executive Vice President of
                                Metropolitan Life insurance Company since 2005.

Catherine M. Richmond*******  Director of NELICO since 2009 and Senior Vice President of
                                Metropolitan Life Insurance Company since 2004.

Michael J. Vietri****         Director of NELICO since 2005 and Executive Vice President of
                                Metropolitan Life Insurance Company since 2005.

               EXECUTIVE OFFICERS OF NELICO OTHER THAN DIRECTORS

    NAME AND PRINCIPAL
    BUSINESS ADDRESS                            PRINCIPAL BUSINESS EXPERIENCE
    ------------------                          -----------------------------
Robert E. Sollmann, Jr.**   Executive Vice President of NELICO since 2009 and Executive Vice
                              President of Metropolitan Life Insurance Company since 2010.
                              Formerly Senior Vice President of Metropolitan Life Insurance
                              Company 1983-2009.

Brian Breneman*             Senior Vice President of NELICO since 2006 and Senior Vice President of Metropolitan Life Insurance Company since 2005.

William D. Cammarata******  Senior Vice President of NELICO since 2007 and Senior Vice President,
                              Financial Operations of Metropolitan Life Insurance Company since
                              2007.

Alan C. Leland, Jr.*        Senior Vice President of NELICO since 1996 and Vice President of
                              Metropolitan Life Insurance Company since 2000.

--------
      *The principal business address is 501 Boylston Street, Boston, MA 02116. **The principal business address is 1095 Avenue of the Americas, New York,
       NY 10036.

    ***The principal business address is 10 Park Avenue, Morristown, NJ 07962. ****The principal business address is 177 South Commons Drive, Aurora, IL
       60504.
  *****The principal business address is 1300 Hall Boulevard, Bloomfield, CT
       06002.
 ******18210 Crane Nest Dr., Tampa, FL 33647
*******501 Route 22, Bridgewater, NJ 08807

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Sub-Accounts of New England Variable Life Separate Account included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The consolidated financial statements of New England Life Insurance Company, included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), incorporated in this Prospectus Supplement by reference to Post-effective Amendment No. 24/Amendment 52 to Registration Statement Nos. 033-57320/811-06025 appearing in the Statement of Additional Information on Form N-6 of Metropolitan Life Separate Account UL, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in MLIC's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008), which are incorporated herein by reference. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS


   The financial statements and financial highlights comprising each of the Sub-Accounts of the Variable Account and the financial statements of NELICO are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policy.

   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support. With respect to the net worth maintenance agreement, we are incorporating by reference into this prospectus supplement the financial statements of Metropolitan Life Insurance Company and subsidiaries for the year ended December 31, 2010, filed on April 14, 2011 in Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 of Metropolitan Life Separate Account UL, File No. 033-57320, which means that these financial statements are legally part of this prospectus supplement. The filing can be viewed on the SEC's website at www.sec.gov. If you would like us to mail you a copy of the financial statements, call us at 1-800-200-2214. The financial statements of MetLife should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2010, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 7 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2010, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2011

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                      MSF MSF BLACKROCK MSF BLACKROCK      MSF MFS
                            ZENITH EQUITY   BOND INCOME  MONEY MARKET TOTAL RETURN
                              SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                            ------------- ------------- ------------- ------------
ASSETS:
  Investments at fair value $ 456,036,076 $ 100,278,221  $ 74,890,848 $ 91,853,872
  Accrued dividends                    --            --           160           --
                            ------------- ------------- ------------- ------------
       Total Assets           456,036,076   100,278,221    74,891,008   91,853,872
                            ------------- ------------- ------------- ------------
LIABILITIES:
  Due to New England Life
     Insurance Company             11,912        45,985        54,671       13,102
                            ------------- ------------- ------------- ------------
       Total Liabilities           11,912        45,985        54,671       13,102
                            ------------- ------------- ------------- ------------
NET ASSETS                  $ 456,024,164 $ 100,232,236  $ 74,836,337 $ 91,840,770
                            ============= ============= ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                            MSF MET/ARTISAN        MSF FI MSF LOOMIS SAYLES     MSF DAVIS
                              MID CAP VALUE VALUE LEADERS    SMALL CAP CORE VENTURE VALUE
                                SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT
                            --------------- ------------- ----------------- -------------
ASSETS:
  Investments at fair value    $ 98,221,522  $ 48,782,614     $ 133,516,711 $ 251,622,353
  Accrued dividends                      --            --                --            --
                            --------------- ------------- ----------------- -------------
       Total Assets              98,221,522    48,782,614       133,516,711   251,622,353
                            --------------- ------------- ----------------- -------------
LIABILITIES:
  Due to New England Life
     Insurance Company               26,420        32,671            26,512        39,718
                            --------------- ------------- ----------------- -------------
       Total Liabilities             26,420        32,671            26,512        39,718
                            --------------- ------------- ----------------- -------------
NET ASSETS                     $ 98,195,102  $ 48,749,943     $ 133,490,199 $ 251,582,635
                            =============== ============= ================= =============

The accompanying notes are an integral part of these financial statements.

                                   MSF WESTERN ASSET
             MSF MSF WESTERN ASSET        MANAGEMENT
BLACKROCK LEGACY        MANAGEMENT    STRATEGIC BOND MSF JENNISON  MSF RUSSELL           MSF ARTIO
LARGE CAP GROWTH   U.S. GOVERNMENT     OPPORTUNITIES       GROWTH   2000 INDEX INTERNATIONAL STOCK
     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT         SUB-ACCOUNT
---------------- ----------------- ----------------- ------------ ------------ -------------------
   $ 170,554,229       $ 9,129,805      $ 17,021,022  $ 6,087,397 $ 21,360,080        $ 28,937,710
              --                --                --           --           --                  --
---------------- ----------------- ----------------- ------------ ------------ -------------------
     170,554,229         9,129,805        17,021,022    6,087,397   21,360,080          28,937,710
---------------- ----------------- ----------------- ------------ ------------ -------------------
          18,610            15,717            18,790        3,061       25,411               9,075
---------------- ----------------- ----------------- ------------ ------------ -------------------
          18,610            15,717            18,790        3,061       25,411               9,075
---------------- ----------------- ----------------- ------------ ------------ -------------------
   $ 170,535,619       $ 9,114,088      $ 17,002,232  $ 6,084,336 $ 21,334,669        $ 28,928,635
================ ================= ================= ============ ============ ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                            MSF NEUBERGER   MSF METLIFE MSF BARCLAYS CAPITAL MSF MORGAN STANLEY
                            BERMAN GENESIS   STOCK INDEX AGGREGATE BOND INDEX         EAFE INDEX
                              SUB-ACCOUNT   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                            -------------- ------------- -------------------- ------------------
ASSETS:
  Investments at fair value   $ 37,235,138 $ 143,585,083        $ 141,124,346       $ 14,493,754
  Accrued dividends               --            --                   --                 --
                            -------------- ------------- -------------------- ------------------
       Total Assets             37,235,138   143,585,083          141,124,346         14,493,754
                            -------------- ------------- -------------------- ------------------
LIABILITIES:
Due to New England Life
   Insurance Company                12,617        29,751               98,283             24,120
                            -------------- ------------- -------------------- ------------------
       Total Liabilities            12,617        29,751               98,283             24,120
                            -------------- ------------- -------------------- ------------------
               NET ASSETS     $ 37,222,521 $ 143,555,332        $ 141,026,063       $ 14,469,634
                            ============== ============= ==================== ==================

The accompanying notes are an integral part of these financial statements.

                                                                   MSF
        MSF METLIFE MSF LOOMIS SAYLES   MSF BLACKROCK NEUBERGER BERMAN               MSF T. ROWE PRICE
MID CAP STOCK INDEX  SMALL CAP GROWTH LARGE CAP VALUE    MID CAP VALUE MSF MFS VALUE  LARGE CAP GROWTH
        SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT
------------------- ----------------- --------------- ---------------- ------------- -----------------
       $ 19,565,495       $ 5,933,129    $ 10,597,909     $ 32,193,237  $ 12,913,140       $ 8,627,493
                 --                --              --               --            --                --
------------------- ----------------- --------------- ---------------- ------------- -----------------
         19,565,495         5,933,129      10,597,909       32,193,237    12,913,140         8,627,493
------------------- ----------------- --------------- ---------------- ------------- -----------------
             16,341            12,663          15,656            8,668        15,055            10,156
------------------- ----------------- --------------- ---------------- ------------- -----------------
             16,341            12,663          15,656            8,668        15,055            10,156
------------------- ----------------- --------------- ---------------- ------------- -----------------
       $ 19,549,154       $ 5,920,466    $ 10,582,253     $ 32,184,569  $ 12,898,085       $ 8,617,337
=================== ================= =============== ================ ============= =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                             MSF T. ROWE PRICE  MSF OPPENHEIMER         MSF BLACKROCK          MSF BLACKROCK
                             SMALL CAP GROWTH     GLOBAL EQUITY     AGGRESSIVE GROWTH            DIVERSIFIED
                                  SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                            ------------------ ---------------- ----------------------- ---------------------
ASSETS:
  Investments at fair value $   5,980,020      $   8,178,325    $           3,171,445   $          3,018,866
  Accrued dividends                     --                 --                        --                    --
                            ------------------ ---------------- ----------------------- ---------------------
       Total Assets             5,980,020          8,178,325                3,171,445              3,018,866
                            ------------------ ---------------- ----------------------- ---------------------
LIABILITIES:
  Due to New England Life
     Insurance Company             14,651               7,211                   12,088                  3,947
                            ------------------ ---------------- ----------------------- ---------------------
       Total Liabilities           14,651               7,211                   12,088                  3,947
                            ------------------ ---------------- ----------------------- ---------------------
NET ASSETS                  $   5,965,369      $   8,171,114    $           3,159,357   $          3,014,919
                            ================== ================ ======================= =====================

The accompanying notes are an integral part of these financial statements.

 MSF METLIFE         MSF METLIFE                               MSF METLIFE
CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE AMERICAN FUNDS
  ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION         GROWTH
 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT    SUB-ACCOUNT
------------ ------------------- ------------------- --------------------- --------------------- --------------
 $ 7,478,907         $ 9,910,368        $ 41,420,591          $ 52,377,706           $ 7,630,783  $ 170,756,363
          --                  --                  --                    --                    --             --
------------ ------------------- ------------------- --------------------- --------------------- --------------
   7,478,907           9,910,368          41,420,591            52,377,706             7,630,783    170,756,363
------------ ------------------- ------------------- --------------------- --------------------- --------------
      15,020               5,055              27,614                21,633                12,215         63,853
------------ ------------------- ------------------- --------------------- --------------------- --------------
      15,020               5,055              27,614                21,633                12,215         63,853
------------ ------------------- ------------------- --------------------- --------------------- --------------
 $ 7,463,887         $ 9,905,313        $ 41,392,977          $ 52,356,073           $ 7,618,568  $ 170,692,510
============ =================== =================== ===================== ===================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                           AMERICAN FUNDS
                            AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS  FIDELITY VIP
                             GROWTH-INCOME CAPITALIZATION           BOND EQUITY-INCOME
                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                            -------------- -------------- -------------- -------------
ASSETS:
  Investments at fair value  $ 102,076,566   $ 66,987,200   $ 12,321,763  $ 96,963,590
  Accrued dividends                     --             --             --            --
                            -------------- -------------- -------------- -------------
       Total Assets            102,076,566     66,987,200     12,321,763    96,963,590
                            -------------- -------------- -------------- -------------
LIABILITIES:
  Due to New England Life
     Insurance Company              31,851         23,712         10,859         9,590
                            -------------- -------------- -------------- -------------
       Total Liabilities            31,851         23,712         10,859         9,590
                            -------------- -------------- -------------- -------------
NET ASSETS                   $ 102,044,715   $ 66,963,488   $ 12,310,904  $ 96,954,000
                            ============== ============== ============== =============

The accompanying notes are an integral part of these financial statements.

                                                                                    MIST
MIST T. ROWE PRICE    MIST PIMCO    MIST RCM MIST LAZARD     MIST INVESCO HARRIS OAKMARK
    MID CAP GROWTH  TOTAL RETURN  TECHNOLOGY     MID CAP SMALL CAP GROWTH  INTERNATIONAL
       SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
------------------ ------------- ----------- ----------- ---------------- --------------
      $ 26,264,917 $ 133,552,832 $ 9,312,312 $ 6,299,959      $ 3,411,334   $ 47,836,565
                --            --          --          --               --             --
------------------ ------------- ----------- ----------- ---------------- --------------
        26,264,917   133,552,832   9,312,312   6,299,959        3,411,334     47,836,565
------------------ ------------- ----------- ----------- ---------------- --------------
            19,084        74,661       8,806      14,962           11,714         18,751
------------------ ------------- ----------- ----------- ---------------- --------------
            19,084        74,661       8,806      14,962           11,714         18,751
------------------ ------------- ----------- ----------- ---------------- --------------
      $ 26,245,833 $ 133,478,171 $ 9,303,506 $ 6,284,997      $ 3,399,620   $ 47,817,814
================== ============= =========== =========== ================ ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                              MIST LEGG MASON           MIST      MIST MFS
                                  CLEARBRIDGE CLARION GLOBAL      RESEARCH MIST LORD ABBETT
                            AGGRESSIVE GROWTH    REAL ESTATE INTERNATIONAL   BOND DEBENTURE
                                  SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                            ----------------- -------------- ------------- ----------------
ASSETS:
  Investments at fair value       $ 3,236,283   $ 18,374,602 $ 108,126,651     $ 35,725,253
  Accrued dividends                        --             --            --               --
                            ----------------- -------------- ------------- ----------------
       Total Assets                 3,236,283     18,374,602   108,126,651       35,725,253
                            ----------------- -------------- ------------- ----------------
LIABILITIES:
  Due to New England Life
     Insurance Company                  4,784         12,621        80,360           17,822
                            ----------------- -------------- ------------- ----------------
       Total Liabilities                4,784         12,621        80,360           17,822
                            ----------------- -------------- ------------- ----------------
NET ASSETS                        $ 3,231,499   $ 18,361,981 $ 108,046,291     $ 35,707,431
                            ================= ============== ============= ================

The accompanying notes are an integral part of these financial statements.

                                   MIST SSGA            MIST
    MIST OPPENHEIMER   MIST SSGA  GROWTH AND PIMCO INFLATION MIST LEGG MASON MIST BLACKROCK
CAPITAL APPRECIATION  GROWTH ETF  INCOME ETF  PROTECTED BOND    VALUE EQUITY LARGE CAP CORE
         SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
-------------------- ----------- ----------- --------------- --------------- --------------
         $ 1,031,108 $ 2,891,358 $ 5,857,060    $ 13,642,694     $ 8,472,730    $ 2,750,722
                  --          --          --              --              --             --
-------------------- ----------- ----------- --------------- --------------- --------------
           1,031,108   2,891,358   5,857,060      13,642,694       8,472,730      2,750,722
-------------------- ----------- ----------- --------------- --------------- --------------
               1,985       8,870      14,907          15,203          13,538         12,918
-------------------- ----------- ----------- --------------- --------------- --------------
               1,985       8,870      14,907          15,203          13,538         12,918
-------------------- ----------- ----------- --------------- --------------- --------------
         $ 1,029,123 $ 2,882,488 $ 5,842,153    $ 13,627,491     $ 8,459,192    $ 2,737,804
==================== =========== =========== =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2010

                                                   MIST
                                    MIST MORGAN STANLEY
                             JANUS FORTY MID CAP GROWTH
                             SUB-ACCOUNT    SUB-ACCOUNT
                            ------------ --------------
ASSETS:
  Investments at fair value $ 14,610,681   $ 20,629,784
  Accrued dividends                   --             --
                            ------------ --------------
       Total Assets           14,610,681     20,629,784
                            ------------ --------------
LIABILITIES:
  Due to New England Life
     Insurance Company            19,843         14,295
                            ------------ --------------
       Total Liabilities          19,843         14,295
                            ------------ --------------
NET ASSETS                  $ 14,590,838   $ 20,615,489
                            ============ ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                         MSF ZENITH EQUITY
                                                                               SUB-ACCOUNT
                                                         ------------------------------------------------------
                                                                 2010                 2009              2008
                                                         --------------- -------------------- -----------------
INVESTMENT INCOME:
      Dividends                                           $ 6,795,677         $ 22,503,833      $ 14,811,979
                                                         --------------- -------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                    2,552,011            2,299,879         3,237,441
                                                         --------------- -------------------- -----------------
        Total expenses                                      2,552,011            2,299,879         3,237,441
                                                         --------------- -------------------- -----------------
           Net investment income (loss)                     4,243,666           20,203,954        11,574,538
                                                         --------------- -------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                  --           55,665,388         3,786,789
      Realized gains (losses) on sale of investments      (11,706,089)         (19,006,022)       (6,273,958)
                                                         --------------- -------------------- -----------------
        Net realized gains (losses)                       (11,706,089)          36,659,366        (2,487,169)
                                                         --------------- -------------------- -----------------
      Change in unrealized gains (losses) on investments   62,607,149           47,389,321      (262,186,796)
                                                         --------------- -------------------- -----------------
      Net realized and change in unrealized
        gains (losses) on investments                      50,901,060           84,048,687      (264,673,965)
                                                         --------------- -------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ 55,144,726        $ 104,252,641    $ (253,099,427)
                                                         =============== ==================== =================

(a)  For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                MSF BLACKROCK BOND INCOME
                                                                              SUB-ACCOUNT
                                                        ------------------------------------------------
                                                               2010           2009               2008
                                                        -------------- -------------- ------------------
INVESTMENT INCOME:
     Dividends                                          $ 4,045,817    $ 7,542,694        $ 6,224,551
                                                        -------------- -------------- ------------------
EXPENSES:
     Mortality and expense risk charges                     498,931        510,231            587,147
                                                        -------------- -------------- ------------------
        Total expenses                                      498,931        510,231            587,147
                                                        -------------- -------------- ------------------
           Net investment income (loss)                   3,546,886      7,032,463          5,637,404
                                                        -------------- -------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --                 --
     Realized gains (losses) on sale of investments         (69,776)    (1,205,666)          (625,702)
                                                        -------------- -------------- ------------------
        Net realized gains (losses)                         (69,776)    (1,205,666)          (625,702)
                                                        -------------- -------------- ------------------
     Change in unrealized gains (losses) on investments   4,256,456      3,263,289         (9,757,626)
                                                        -------------- -------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                     4,186,680      2,057,623        (10,383,328)
                                                        -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 7,733,566    $ 9,090,086       $ (4,745,924)
                                                        ============== ============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MSF BLACKROCK MONEY MARKET                          MSF MFS TOTAL RETURN
                  SUB-ACCOUNT                                   SUB-ACCOUNT
--------------------------------------- -------------------------------------------------------
      2010           2009          2008        2010                    2009             2008
------------- ----------- ------------- -------------- ----------------------- ----------------
   $ 8,330    $ 1,138,265   $ 7,536,207 $ 2,799,334             $ 3,951,876      $ 4,079,839
------------- ----------- ------------- -------------- ----------------------- ----------------
   356,628        435,131       458,574     473,902                 463,191          591,083
------------- ----------- ------------- -------------- ----------------------- ----------------
   356,628        435,131       458,574     473,902                 463,191          591,083
------------- ----------- ------------- -------------- ----------------------- ----------------
  (348,298)       703,134     7,077,633   2,325,432               3,488,685        3,488,756
------------- ----------- ------------- -------------- ----------------------- ----------------
        --             --            --          --                      --        8,781,212
        --             --            --  (1,139,944)             (2,858,231)      (1,507,092)
------------- ----------- ------------- -------------- ----------------------- ----------------
        --             --            --  (1,139,944)             (2,858,231)       7,274,120
------------- ----------- ------------- -------------- ----------------------- ----------------
        --             --            --   7,092,134              14,314,270      (38,572,100)
------------- ----------- ------------- -------------- ----------------------- ----------------
        --             --            --   5,952,190              11,456,039      (31,297,980)
------------- ----------- ------------- -------------- ----------------------- ----------------
$ (348,298)     $ 703,134   $ 7,077,633 $ 8,277,622            $ 14,944,724    $ (27,809,224)
============= =========== ============= ============== ======================= ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                              MSF MET/ARTISAN MID CAP VALUE
                                                                                SUB-ACCOUNT
                                                        --------------------------------------------------
                                                                2010            2009               2008
                                                        --------------- --------------- ------------------
INVESTMENT INCOME:
     Dividends                                             $ 710,346       $ 930,322          $ 467,429
                                                        --------------- --------------- ------------------
EXPENSES:
     Mortality and expense risk charges                      428,721         381,019            587,563
                                                        --------------- --------------- ------------------
        Total expenses                                       428,721         381,019            587,563
                                                        --------------- --------------- ------------------
           Net investment income (loss)                      281,625         549,303           (120,134)
                                                        --------------- --------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --              --         14,403,496
     Realized gains (losses) on sale of investments       (3,323,213)     (7,396,163)        (5,180,014)
                                                        --------------- --------------- ------------------
        Net realized gains (losses)                       (3,323,213)     (7,396,163)         9,223,482
                                                        --------------- --------------- ------------------
     Change in unrealized gains (losses) on investments   15,822,425      35,315,264        (76,356,229)
                                                        --------------- --------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                     12,499,212      27,919,101        (67,132,747)
                                                        --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 12,780,837    $ 28,468,404      $ (67,252,881)
                                                        =============== =============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

               MSF FI VALUE LEADERS                        MSF LOOMIS SAYLES SMALL CAP CORE
                        SUB-ACCOUNT                                             SUB-ACCOUNT
------------------------------------------------------- --------------------------------------------------
       2010                    2009             2008            2010            2009               2008
-------------- ----------------------- ---------------- --------------- --------------- ------------------
  $ 740,218             $ 1,218,006      $ 1,214,533       $ 113,756       $ 300,451               $ --
-------------- ----------------------- ---------------- --------------- --------------- ------------------
    281,695                 257,267          381,700         643,056         564,777            786,517
-------------- ----------------------- ---------------- --------------- --------------- ------------------
    281,695                 257,267          381,700         643,056         564,777            786,517
-------------- ----------------------- ---------------- --------------- --------------- ------------------
    458,523                 960,739          832,833        (529,300)       (264,326)          (786,517)
-------------- ----------------------- ---------------- --------------- --------------- ------------------
         --                      --        6,598,245              --              --         23,287,469
 (1,192,807)             (3,285,387)      (1,302,118)       (548,615)     (4,689,587)        (1,388,773)
-------------- ----------------------- ---------------- --------------- --------------- ------------------
 (1,192,807)             (3,285,387)       5,296,127        (548,615)     (4,689,587)        21,898,696
-------------- ----------------------- ---------------- --------------- --------------- ------------------
  6,825,881              10,535,765      (35,496,979)     30,293,051      32,615,704        (81,893,826)
-------------- ----------------------- ---------------- --------------- --------------- ------------------
  5,633,074               7,250,378      (30,200,852)     29,744,436      27,926,117        (59,995,130)
-------------- ----------------------- ---------------- --------------- --------------- ------------------
$ 6,091,597             $ 8,211,117    $ (29,368,019)   $ 29,215,136    $ 27,661,791      $ (60,781,647)
============== ======================= ================ =============== =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     MSF DAVIS VENTURE VALUE
                                                                                 SUB-ACCOUNT
                                                        ---------------------------------------------------------
                                                                2010                    2009              2008
                                                        ------------ -------------------------- -----------------
INVESTMENT INCOME:
     Dividends                                           $ 2,476,755             $ 3,514,953       $ 4,307,292
                                                        ------------ -------------------------- -----------------
EXPENSES:
     Mortality and expense risk charges                    1,186,002               1,095,531         1,608,658
                                                        ------------ -------------------------- -----------------
        Total expenses                                     1,186,002               1,095,531         1,608,658
                                                        ------------ -------------------------- -----------------
           Net investment income (loss)                    1,290,753               2,419,422         2,698,634
                                                        ------------ -------------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --                      --         1,792,988
     Realized gains (losses) on sale of investments        2,938,920              (2,763,909)        5,754,987
                                                        ------------ -------------------------- -----------------
        Net realized gains (losses)                        2,938,920              (2,763,909)        7,547,975
                                                        ------------ -------------------------- -----------------
     Change in unrealized gains (losses) on investments   21,989,223              62,159,517      (156,121,836)
                                                        ------------ -------------------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments                     24,928,143              59,395,608      (148,573,861)
                                                        ------------ -------------------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 26,218,896            $ 61,815,030    $ (145,875,227)
                                                        ============ ========================== =================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

        MSF BLACKROCK LEGACY LARGE CAP GROWTH    MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                  SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------ -----------------------------------------------
        2010            2009             2008         2010        2009                   2008
--------------- --------------- ---------------- --------- -------------- ----------------------
   $ 360,003       $ 935,287        $ 844,216    $ 248,515   $ 382,946              $ 360,258
--------------- --------------- ---------------- --------- -------------- ----------------------
     892,266         794,822        1,087,618       32,178      29,527                 25,561
--------------- --------------- ---------------- --------- -------------- ----------------------
     892,266         794,822        1,087,618       32,178      29,527                 25,561
--------------- --------------- ---------------- --------- -------------- ----------------------
    (532,263)        140,465         (243,402)     216,337     353,419                334,697
--------------- --------------- ---------------- --------- -------------- ----------------------
          --              --               --       26,199          --                     --
   2,728,328      (1,172,590)       3,170,643       16,155     (58,466)               (32,547)
--------------- --------------- ---------------- --------- -------------- ----------------------
   2,728,328      (1,172,590)       3,170,643       42,354     (58,466)               (32,547)
--------------- --------------- ---------------- --------- -------------- ----------------------
  25,719,182      44,308,123      (81,836,157)     226,024      42,855               (355,525)
--------------- --------------- ---------------- --------- -------------- ----------------------
  28,447,510      43,135,533      (78,665,514)     268,378     (15,611)              (388,072)
--------------- --------------- ---------------- --------- -------------- ----------------------
$ 27,915,247    $ 43,275,998    $ (78,908,916)   $ 484,715   $ 337,808              $ (53,375)
=============== =============== ================ ========= ============== ======================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                              MSF WESTERN ASSET
                                                        MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                    SUB-ACCOUNT
                                                        --------------------------------------------------------
                                                               2010                        2009          2008
                                                        ----------- ------------------------------ -------------
INVESTMENT INCOME:
     Dividends                                            $ 987,827                 $ 868,942      $   578,046
                                                        ----------- ------------------------------ -------------
EXPENSES:
     Mortality and expense risk charges                      53,421                      41,539         50,350
                                                        ----------- ------------------------------ -------------
        Total expenses                                       53,421                      41,539         50,350
                                                        ----------- ------------------------------  -------------
           Net investment income (loss)                     934,406                     827,403       527,696
                                                        ----------- ------------------------------ -------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --                     383,518         85,286
     Realized gains (losses) on sale of investments         135,339                    (320,032)      (207,252)
                                                        ----------- ------------------------------ -------------
        Net realized gains (losses)                         135,339                      63,486       (121,966)
                                                        ----------- ------------------------------ -------------
     Change in unrealized gains (losses) on investments     797,644                   2,695,652     (2,667,283)
                                                        ----------- ------------------------------ -------------
     Net realized and change in unrealized
        gains (losses) on investments                       932,983                   2,759,138     (2,789,249)
                                                        ----------- ------------------------------ -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,867,389               $ 3,586,541      $(2,261,553)
                                                        =========== ============================== =============

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          MSF JENNISON GROWTH                                   MSF RUSSELL 2000 INDEX
                  SUB-ACCOUNT                                              SUB-ACCOUNT
------------------------------------------------ --------------------------------------------------------
     2010                2009            2008           2010                      2009            2008
--------- ---------------------- --------------- -------------- ------------------------- ---------------
 $ 32,825             $ 9,003       $ 162,179      $ 215,892                 $ 348,774       $ 290,859
--------- ---------------------- --------------- -------------- ------------------------- ---------------
   22,501              19,598          26,039         76,238                    68,827          95,752
--------- ---------------------- --------------- -------------- ------------------------- ---------------
   22,501              19,598          26,039         76,238                    68,827          95,752
--------- ---------------------- --------------- -------------- ------------------------- ---------------
   10,324             (10,595)        136,140        139,654                   279,947         195,107
--------- ---------------------- --------------- -------------- ------------------------- ---------------
       --                  --         559,259             --                   474,926       1,141,061
    5,992            (329,827)        (51,557)      (423,882)               (1,287,636)       (902,672)
--------- ---------------------- --------------- -------------- ------------------------- ---------------
    5,992            (329,827)        507,702       (423,882)                 (812,710)        238,389
--------- ---------------------- --------------- -------------- ------------------------- ---------------
  592,561           1,985,020      (3,403,826)     4,984,934                 4,554,390      (9,392,380)
--------- ---------------------- --------------- -------------- ------------------------- ---------------
  598,553           1,655,193      (2,896,124)     4,561,052                 3,741,680      (9,153,991)
--------- ---------------------- --------------- -------------- ------------------------- ---------------
$ 608,877         $ 1,644,598    $ (2,759,984)   $ 4,700,706               $ 4,021,627    $ (8,958,884)
========= ====================== =============== ============== ========================= ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                            MSF ARTIO INTERNATIONAL STOCK
                                                                              SUB-ACCOUNT
                                                        ------------------------------------------------
                                                               2010           2009               2008
                                                        -------------- -------------- ------------------
INVESTMENT INCOME:
     Dividends                                            $ 447,609      $ 194,503        $ 1,235,182
                                                        -------------- -------------- ------------------
EXPENSES:
     Mortality and expense risk charges                     126,650        124,492            184,739
                                                        -------------- -------------- ------------------
        Total expenses                                      126,650        124,492            184,739
                                                        -------------- -------------- ------------------
           Net investment income (loss)                     320,959         70,011          1,050,443
                                                        -------------- -------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --          4,758,995
     Realized gains (losses) on sale of investments        (546,205)      (916,141)           274,067
                                                        -------------- -------------- ------------------
        Net realized gains (losses)                        (546,205)      (916,141)         5,033,062
                                                        -------------- -------------- ------------------
     Change in unrealized gains (losses) on investments   2,020,906      6,441,300        (27,502,021)
                                                        -------------- -------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                     1,474,701      5,525,159        (22,468,959)
                                                        -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,795,660    $ 5,595,170      $ (21,418,516)
                                                        ============== ============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     MSF NEUBERGER BERMAN GENESIS                                MSF METLIFE STOCK INDEX
                      SUB-ACCOUNT                                            SUB-ACCOUNT
------------------------------------------------ -----------------------------------------------------------
       2010           2009               2008            2010                       2009             2008
-------------- -------------- ------------------ --------------- -------------------------- ----------------
  $ 174,247      $ 357,958          $ 274,980     $ 2,411,839                $ 3,542,365      $ 3,545,673
-------------- -------------- ------------------ --------------- -------------------------- ----------------
    134,177        129,889            216,757         729,066                    685,777          989,797
-------------- -------------- ------------------ --------------- -------------------------- ----------------
    134,177        129,889            216,757         729,066                    685,777          989,797
-------------- -------------- ------------------ --------------- -------------------------- ----------------
     40,070        228,069             58,223       1,682,773                  2,856,588        2,555,876
-------------- -------------- ------------------ --------------- -------------------------- ----------------
         --             --          4,989,492              --                  2,648,340        7,604,535
 (2,429,709)    (3,770,828)        (3,159,440)     (1,570,930)                (5,627,390)        (987,098)
-------------- -------------- ------------------ --------------- -------------------------- ----------------
 (2,429,709)    (3,770,828)         1,830,052      (1,570,930)                (2,979,050)       6,617,437
-------------- -------------- ------------------ --------------- -------------------------- ----------------
  9,008,497      7,372,568        (24,366,834)     18,028,469                 30,593,036      (87,948,781)
-------------- -------------- ------------------ --------------- -------------------------- ----------------
  6,578,788      3,601,740        (22,536,782)     16,457,539                 27,613,986      (81,331,344)
-------------- -------------- ------------------ --------------- -------------------------- ----------------
$ 6,618,858    $ 3,829,809      $ (22,478,559)   $ 18,140,312               $ 30,470,574    $ (78,775,468)
============== ============== ================== =============== ========================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                        MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                                                      SUB-ACCOUNT
                                                        ---------------------------------------------------
                                                               2010        2009                        2008
                                                        ----------- -------------- ------------------------
INVESTMENT INCOME:
     Dividends                                          $ 4,709,654 $ 1,749,445                 $ 1,328,949
                                                        ----------- -------------- ------------------------
EXPENSES:
     Mortality and expense risk charges                      89,536      87,216                      97,620
                                                        ----------- -------------- ------------------------
        Total expenses                                       89,536      87,216                      97,620
                                                        ----------- -------------- ------------------------
           Net investment income (loss)                   4,620,118   1,662,229                   1,231,329
                                                        ----------- -------------- ------------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --          --                          --
     Realized gains (losses) on sale of investments          95,948      83,650                     105,937
                                                        ----------- -------------- ------------------------
        Net realized gains (losses)                          95,948      83,650                     105,937
                                                        ----------- -------------- ------------------------
     Change in unrealized gains (losses) on investments   1,052,344    (411,186)                    259,517
                                                        ----------- -------------- ------------------------
     Net realized and change in unrealized
        gains (losses) on investments                     1,148,292    (327,536)                    365,454
                                                        ----------- -------------- ------------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 5,768,410 $ 1,334,693                 $ 1,596,783
                                                        =========== ============== ========================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MSF MORGAN STANLEY EAFE INDEX                  MSF METLIFE MID CAP STOCK INDEX
             SUB-ACCOUNT                                      SUB-ACCOUNT
---------------------------------------------- -----------------------------------------------
     2010           2009               2008           2010           2009              2008
------------ -------------- ------------------ -------------- -------------- -----------------
$ 399,692      $ 585,842          $ 556,471      $ 171,500      $ 254,880         $ 237,507
------------ -------------- ------------------ -------------- -------------- -----------------
   47,942         47,199             65,961         59,304         49,730            60,565
------------ -------------- ------------------ -------------- -------------- -----------------
   47,942         47,199             65,961         59,304         49,730            60,565
------------ -------------- ------------------ -------------- -------------- -----------------
  351,750        538,643            490,510        112,196        205,150           176,942
------------ -------------- ------------------ -------------- -------------- -----------------
       --         95,113            768,845         21,618        560,736         1,565,275
 (479,365)    (1,050,194)           (87,879)      (147,012)      (683,205)         (262,769)
------------ -------------- ------------------ -------------- -------------- -----------------
 (479,365)      (955,081)           680,966       (125,394)      (122,469)        1,302,506
------------ -------------- ------------------ -------------- -------------- -----------------
1,109,125      3,934,370        (10,933,450)     4,093,522      4,498,855        (8,292,595)
------------ -------------- ------------------ -------------- -------------- -----------------
  629,760      2,979,289        (10,252,484)     3,968,128      4,376,386        (6,990,089)
------------ -------------- ------------------ -------------- -------------- -----------------
$ 981,510    $ 3,517,932       $ (9,761,974)   $ 4,080,324    $ 4,581,536      $ (6,813,147)
============ ============== ================== ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                             MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                        -----------------------------------------------------
                                                        2010                  2009                    2008
                                                        -------------- -------------- -----------------------
INVESTMENT INCOME:
     Dividends                                                 $ --           $ --                    $ --
                                                        -------------- -------------- -----------------------
EXPENSES:
     Mortality and expense risk charges                      15,967         11,201                  17,260
                                                        -------------- -------------- -----------------------
        Total expenses                                       15,967         11,201                  17,260
                                                        -------------- -------------- -----------------------
           Net investment income (loss)                     (15,967)       (11,201)                (17,260)
                                                        -------------- -------------- -----------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --                 565,702
     Realized gains (losses) on sale of investments        (216,913)      (351,981)               (391,858)
                                                        -------------- -------------- -----------------------
        Net realized gains (losses)                        (216,913)      (351,981)                173,844
                                                        -------------- -------------- -----------------------
     Change in unrealized gains (losses) on investments   1,654,372      1,403,954              (2,800,793)
                                                        -------------- -------------- -----------------------
     Net realized and change in unrealized
        gains (losses) on investments                     1,437,459      1,051,973              (2,626,949)
                                                        -------------- -------------- -----------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,421,492    $ 1,040,772            $ (2,644,209)
                                                        ============== ============== =======================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MSF BLACKROCK LARGE CAP VALUE               MSF NEUBERGER BERMAN MID CAP VALUE
                    SUB-ACCOUNT                                      SUB-ACCOUNT
--------------------------------------------- -------------------------------------------------
     2010           2009              2008           2010           2009                2008
------------ -------------- ----------------- -------------- -------------- -------------------
$ 105,338      $ 146,234          $ 89,531      $ 244,990      $ 359,740           $ 275,511
------------ -------------- ----------------- -------------- -------------- -------------------
   33,601         30,784            35,813        114,539         91,321             137,772
------------ -------------- ----------------- -------------- -------------- -------------------
   33,601         30,784            35,813        114,539         91,321             137,772
------------ -------------- ----------------- -------------- -------------- -------------------
   71,737        115,450            53,718        130,451        268,419             137,739
------------ -------------- ----------------- -------------- -------------- -------------------
       --             --           173,636             --          7,159             395,700
 (273,799)      (861,988)         (316,157)      (387,790)    (1,879,319)           (674,625)
------------ -------------- ----------------- -------------- -------------- -------------------
 (273,799)      (861,988)         (142,521)      (387,790)    (1,872,160)           (278,925)
------------ -------------- ----------------- -------------- -------------- -------------------
1,055,852      1,899,580        (4,506,164)     7,017,163     10,630,614         (18,036,491)
------------ -------------- ----------------- -------------- -------------- -------------------
  782,053      1,037,592        (4,648,685)     6,629,373      8,758,454         (18,315,416)
------------ -------------- ----------------- -------------- -------------- -------------------
$ 853,790    $ 1,153,042      $ (4,594,967)   $ 6,759,824    $ 9,026,873       $ (18,177,677)
============ ============== ================= ============== ============== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                       MSF MFS VALUE
                                                                         SUB-ACCOUNT
                                                        -----------------------------------------------
                                                               2010             2009            2008
                                                        -------------- ---------------- ---------------
INVESTMENT INCOME:
     Dividends                                            $ 173,537             $ --       $ 199,973
                                                        -------------- ---------------- ---------------
EXPENSES:
     Mortality and expense risk charges                      34,173           28,944          34,250
                                                        -------------- ---------------- ---------------
        Total expenses                                       34,173           28,944          34,250
                                                        -------------- ---------------- ---------------
           Net investment income (loss)                     139,364          (28,944)        165,723
                                                        -------------- ---------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --               --       2,240,549
     Realized gains (losses) on sale of investments        (102,141)        (358,257)     (2,858,619)
                                                        -------------- ---------------- ---------------
        Net realized gains (losses)                        (102,141)        (358,257)       (618,070)
                                                        -------------- ---------------- ---------------
     Change in unrealized gains (losses) on investments   1,215,156        2,390,394      (3,668,833)
                                                        -------------- ---------------- ---------------
     Net realized and change in unrealized
        gains (losses) on investments                     1,113,015        2,032,137      (4,286,903)
                                                        -------------- ---------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,252,379      $ 2,003,193    $ (4,121,180)
                                                        ============== ================ ===============

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF T. ROWE PRICE LARGE CAP GROWTH               MSF T. ROWE PRICE SMALL CAP GROWTH
                       SUB-ACCOUNT                                      SUB-ACCOUNT
------------------------------------------------ ------------------------------------------------
       2010           2009               2008           2010           2009               2008
-------------- -------------- ------------------ -------------- -------------- ------------------
   $ 19,003       $ 38,646           $ 40,324           $ --       $ 11,161               $ --
-------------- -------------- ------------------ -------------- -------------- ------------------
     28,400         24,262             30,245         17,022         12,713             17,563
-------------- -------------- ------------------ -------------- -------------- ------------------
     28,400         24,262             30,245         17,022         12,713             17,563
-------------- -------------- ------------------ -------------- -------------- ------------------
     (9,397)        14,384             10,079        (17,022)        (1,552)           (17,563)
-------------- -------------- ------------------ -------------- -------------- ------------------
         --             --            385,603             --         87,694            740,694
    (20,266)      (486,706)          (183,295)         8,250       (308,359)          (456,269)
-------------- -------------- ------------------ -------------- -------------- ------------------
    (20,266)      (486,706)           202,308          8,250       (220,665)           284,425
-------------- -------------- ------------------ -------------- -------------- ------------------
  1,204,373      2,672,522         (3,914,385)     1,402,367      1,385,648         (2,161,556)
-------------- -------------- ------------------ -------------- -------------- ------------------
  1,184,107      2,185,816         (3,712,077)     1,410,617      1,164,983         (1,877,131)
-------------- -------------- ------------------ -------------- -------------- ------------------
$ 1,174,710    $ 2,200,200       $ (3,701,998)   $ 1,393,595    $ 1,163,431       $ (1,894,694)
============== ============== ================== ============== ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                         MSF OPPENHEIMER GLOBAL EQUITY
                                                                           SUB-ACCOUNT
                                                        --------------------------------------------
                                                               2010        2009              2008
                                                        ----------- -------------- -----------------
INVESTMENT INCOME:
     Dividends                                            $ 105,245   $ 128,078         $ 138,008
                                                        ----------- -------------- -----------------
EXPENSES:
     Mortality and expense risk charges                      24,140      16,888            21,781
                                                        ----------- -------------- -----------------
        Total expenses                                       24,140      16,888            21,781
                                                        ----------- -------------- -----------------
           Net investment income (loss)                      81,105     111,190           116,227
                                                        ----------- -------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --          --           238,499
     Realized gains (losses) on sale of investments          25,730    (614,945)         (335,695)
                                                        ----------- -------------- -----------------
        Net realized gains (losses)                          25,730    (614,945)          (97,196)
                                                        ----------- -------------- -----------------
     Change in unrealized gains (losses) on investments   1,041,540   2,262,131        (3,021,442)
                                                        ----------- -------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments                     1,067,270   1,647,186        (3,118,638)
                                                        ----------- -------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,148,375 $ 1,758,376      $ (3,002,411)
                                                        =========== ============== =================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF BLACKROCK AGGRESSIVE GROWTH                            MSF BLACKROCK DIVERSIFIED
                    SUB-ACCOUNT                                          SUB-ACCOUNT
--------------------------------------------- -------------------------------------------------------
     2010           2009              2008         2010                         2009          2008
------------ -------------- ----------------- ------------ ---------------------------- -------------
  $ 2,123        $ 4,109              $ --     $ 55,512                    $ 148,753      $ 91,130
------------ -------------- ----------------- ------------ ---------------------------- -------------
   12,544          8,294             9,077        8,270                        6,981         8,576
------------ -------------- ----------------- ------------ ---------------------------- -------------
   12,544          8,294             9,077        8,270                        6,981         8,576
------------ -------------- ----------------- ------------ ---------------------------- -------------
  (10,421)        (4,185)           (9,077)      47,242                      141,772        82,554
------------ -------------- ----------------- ------------ ---------------------------- -------------
       --             --                --           --                           --        35,473
    9,754       (136,473)         (124,422)     (20,418)                    (162,929)      (91,536)
------------ -------------- ----------------- ------------ ---------------------------- -------------
    9,754       (136,473)         (124,422)     (20,418)                    (162,929)      (56,063)
------------ -------------- ----------------- ------------ ---------------------------- -------------
  403,875        992,740        (1,277,160)     243,365                      500,258      (959,063)
------------ -------------- ----------------- ------------ ---------------------------- -------------
  413,629        856,267        (1,401,582)     222,947                      337,329    (1,015,126)
------------ -------------- ----------------- ------------ ---------------------------- -------------
$ 403,208      $ 852,082      $ (1,410,659)   $ 270,189                    $ 479,101    $ (932,572)
============ ============== ================= ============ ============================ =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                        MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                SUB-ACCOUNT
                                                        -----------------------------------------------
                                                             2010        2009                   2008
                                                        --------- -------------- ----------------------
INVESTMENT INCOME:
     Dividends                                          $ 202,218   $ 140,649               $ 35,432
                                                        --------- -------------- ----------------------
EXPENSES:
     Mortality and expense risk charges                    22,025      15,017                 11,357
                                                        --------- -------------- ----------------------
        Total expenses                                     22,025      15,017                 11,357
                                                        --------- -------------- ----------------------
           Net investment income (loss)                   180,193     125,632                 24,075
                                                        --------- -------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --      26,470                 25,431
     Realized gains (losses) on sale of investments        93,076    (100,275)               (44,955)
                                                        --------- -------------- ----------------------
        Net realized gains (losses)                        93,076     (73,805)               (19,524)
                                                        --------- -------------- ----------------------
     Change in unrealized gains (losses) on investments   243,952     733,354               (511,558)
                                                        --------- -------------- ----------------------
     Net realized and change in unrealized
        gains (losses) on investments                     337,028     659,549               (531,082)
                                                        --------- -------------- ----------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 517,221   $ 785,181             $ (507,007)
                                                        ========= ============== ======================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION    MSF METLIFE MODERATE ALLOCATION
                                    SUB-ACCOUNT                        SUB-ACCOUNT
-------------------------------------------------- ---------------------------------------------
     2010        2009                      2008           2010        2009               2008
--------- -------------- ------------------------- ----------- -------------- ------------------
$ 268,992   $ 154,299                  $ 43,814      $ 984,632   $ 908,370          $ 277,332
--------- -------------- ------------------------- ----------- -------------- ------------------
   20,414      13,995                     9,248         99,247      77,501             72,750
--------- -------------- ------------------------- ----------- -------------- ------------------
   20,414      13,995                     9,248         99,247      77,501             72,750
--------- -------------- ------------------------- ----------- -------------- ------------------
  248,578     140,304                    34,566        885,385     830,869            204,582
--------- -------------- ------------------------- ----------- -------------- ------------------
       --      32,221                    37,687             --     437,363            337,622
  110,460    (207,158)                  (76,283)        13,570  (1,105,983)          (506,792)
--------- -------------- ------------------------- ----------- -------------- ------------------
  110,460    (174,937)                  (38,596)        13,570    (668,620)          (169,170)
--------- -------------- ------------------------- ----------- -------------- ------------------
  578,350   1,108,260                  (880,887)     3,656,464   6,762,521         (9,079,190)
--------- -------------- ------------------------- ----------- -------------- ------------------
  688,810     933,323                  (919,483)     3,670,034   6,093,901         (9,248,360)
--------- -------------- ------------------------- ----------- -------------- ------------------
$ 937,388 $ 1,073,627                $ (884,917)   $ 4,555,419 $ 6,924,770       $ (9,043,778)
========= ============== ========================= =========== ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                        MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                                          SUB-ACCOUNT
                                                        ------------------------------------------------
                                                               2010            2009              2008
                                                        -------------- --------------- -----------------
INVESTMENT INCOME:
     Dividends                                          $ 1,179,479     $ 1,160,829         $ 353,956
                                                        -------------- --------------- -----------------
EXPENSES:
     Mortality and expense risk charges                     132,289         114,336           116,324
                                                        -------------- --------------- -----------------
        Total expenses                                      132,289         114,336           116,324
                                                        -------------- --------------- -----------------
           Net investment income (loss)                   1,047,190       1,046,493           237,632
                                                        -------------- --------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --         568,569           655,750
     Realized gains (losses) on sale of investments        (463,575)     (2,273,610)       (1,301,360)
                                                        -------------- --------------- -----------------
        Net realized gains (losses)                        (463,575)     (1,705,041)         (645,610)
                                                        -------------- --------------- -----------------
     Change in unrealized gains (losses) on investments   6,368,871      11,742,977       (18,090,727)
                                                        -------------- --------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments                     5,905,296      10,037,936       (18,736,337)
                                                        -------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 6,952,486    $ 11,084,429     $ (18,498,705)
                                                        ============== =============== =================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE AGGRESSIVE ALLOCATION                               AMERICAN FUNDS GROWTH
               SUB-ACCOUNT                                                SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------------------
       2010           2009              2008            2010                     2009              2008
-------------- -------------- ----------------- --------------- ------------------------ -----------------
   $ 85,026      $ 131,764          $ 48,840     $ 1,128,381                $ 918,218       $ 1,556,556
-------------- -------------- ----------------- --------------- ------------------------ -----------------
     22,222         17,188            21,390         559,977                  511,448           744,417
-------------- -------------- ----------------- --------------- ------------------------ -----------------
     22,222         17,188            21,390         559,977                  511,448           744,417
-------------- -------------- ----------------- --------------- ------------------------ -----------------
     62,804        114,576            27,450         568,404                  406,770           812,139
-------------- -------------- ----------------- --------------- ------------------------ -----------------
         --          9,558           178,696              --                       --        21,792,018
   (160,497)      (473,411)         (375,221)     (1,414,861)              (6,120,064)          458,009
-------------- -------------- ----------------- --------------- ------------------------ -----------------
   (160,497)      (463,853)         (196,525)     (1,414,861)              (6,120,064)       22,250,027
-------------- -------------- ----------------- --------------- ------------------------ -----------------
  1,133,468      1,916,286        (2,999,497)     28,046,729               52,353,013      (125,330,285)
-------------- -------------- ----------------- --------------- ------------------------ -----------------
    972,971      1,452,433        (3,196,022)     26,631,868               46,232,949      (103,080,258)
-------------- -------------- ----------------- --------------- ------------------------ -----------------
$ 1,035,775    $ 1,567,009      $ (3,168,572)   $ 27,200,272             $ 46,639,719    $ (102,268,119)
============== ============== ================= =============== ======================== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                               AMERICAN FUNDS GROWTH-INCOME
                                                                                SUB-ACCOUNT
                                                        --------------------------------------------------
                                                                2010            2009               2008
                                                        --------------- --------------- ------------------
INVESTMENT INCOME:
     Dividends                                           $ 1,416,900     $ 1,361,988        $ 1,921,383
                                                        --------------- --------------- ------------------
EXPENSES:
     Mortality and expense risk charges                      298,502         272,271            376,200
                                                        --------------- --------------- ------------------
        Total expenses                                       298,502         272,271            376,200
                                                        --------------- --------------- ------------------
           Net investment income (loss)                    1,118,398       1,089,717          1,545,183
                                                        --------------- --------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --              --          7,275,526
     Realized gains (losses) on sale of investments         (985,702)     (3,325,856)          (689,543)
                                                        --------------- --------------- ------------------
        Net realized gains (losses)                         (985,702)     (3,325,856)         6,585,983
                                                        --------------- --------------- ------------------
     Change in unrealized gains (losses) on investments   10,115,629      25,593,693        (58,119,608)
                                                        --------------- --------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                      9,129,927      22,267,837        (51,533,625)
                                                        --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 10,248,325    $ 23,357,554      $ (49,988,442)
                                                        =============== =============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION              AMERICAN FUNDS BOND
                                  SUB-ACCOUNT                      SUB-ACCOUNT
------------------------------------------------ ----------------------------------------------
        2010            2009             2008         2010                2009          2008
--------------- --------------- ---------------- --------- ---------------------- -------------
 $ 1,055,623       $ 137,174             $ --    $ 373,168           $ 347,791     $ 548,142
--------------- --------------- ---------------- --------- ---------------------- -------------
     233,539         192,010          278,181       41,161              37,971        38,925
--------------- --------------- ---------------- --------- ---------------------- -------------
     233,539         192,010          278,181       41,161              37,971        38,925
--------------- --------------- ---------------- --------- ---------------------- -------------
     822,084         (54,836)        (278,181)     332,007             309,820       509,217
--------------- --------------- ---------------- --------- ---------------------- -------------
          --              --        9,590,058           --                  --        23,854
    (559,314)     (3,601,127)      (1,074,770)       9,068            (214,520)     (154,657)
--------------- --------------- ---------------- --------- ---------------------- -------------
    (559,314)     (3,601,127)       8,515,288        9,068            (214,520)     (130,803)
--------------- --------------- ---------------- --------- ---------------------- -------------
  12,145,067      26,946,229      (56,146,086)     404,253           1,122,817    (1,316,561)
--------------- --------------- ---------------- --------- ---------------------- -------------
  11,585,753      23,345,102      (47,630,798)     413,321             908,297    (1,447,364)
--------------- --------------- ---------------- --------- ---------------------- -------------
$ 12,407,837    $ 23,290,266    $ (47,908,979)   $ 745,328         $ 1,218,117    $ (938,147)
=============== =============== ================ ========= ====================== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                        FIDELITY VIP EQUITY-INCOME
                                                                                       SUB-ACCOUNT
                                                        --------------------------------------------------------------
                                                                2010                          2009             2008
                                                        --------------- ----------------------------- ----------------
INVESTMENT INCOME:
     Dividends                                           $ 1,656,214                   $ 1,881,804      $ 3,014,160
                                                        --------------- ----------------------------- ----------------
EXPENSES:
     Mortality and expense risk charges                      526,012                       480,664          735,886
                                                        --------------- ----------------------------- ----------------
        Total expenses                                       526,012                       480,664          735,886
                                                        --------------- ----------------------------- ----------------
           Net investment income (loss)                    1,130,202                     1,401,140        2,278,274
                                                        --------------- ----------------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --                            --          133,588
     Realized gains (losses) on sale of investments       (3,299,985)                   (6,463,819)      (3,516,318)
                                                        --------------- ----------------------------- ----------------
        Net realized gains (losses)                       (3,299,985)                   (6,463,819)      (3,382,730)
                                                        --------------- ----------------------------- ----------------
     Change in unrealized gains (losses) on investments   14,741,314                    26,930,907      (63,561,281)
                                                        --------------- ----------------------------- ----------------
     Net realized and change in unrealized
        gains (losses) on investments                     11,441,329                    20,467,088      (66,944,011)
                                                        --------------- ----------------------------- ----------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 12,571,531                  $ 21,868,228    $ (64,665,737)
                                                        =============== ============================= ================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     MIST T. ROWE PRICE MID CAP GROWTH                            MIST PIMCO TOTAL RETURN
                           SUB-ACCOUNT                                        SUB-ACCOUNT
----------------------------------------------------- --------------------------------------------------
2010                  2009                    2008           2010                    2009        2008
-------------- -------------- ----------------------- ----------- ----------------------- --------------
       $ --           $ --                $ 15,074    $ 4,694,778             $ 5,353,263 $ 2,434,587
-------------- -------------- ----------------------- ----------- ----------------------- --------------
     86,813         72,931                  91,996        273,109                 268,365     229,754
-------------- -------------- ----------------------- ----------- ----------------------- --------------
     86,813         72,931                  91,996        273,109                 268,365     229,754
-------------- -------------- ----------------------- ----------- ----------------------- --------------
    (86,813)       (72,931)                (76,922)     4,421,669               5,084,898   2,204,833
-------------- -------------- ----------------------- ----------- ----------------------- --------------
         --             --               2,649,171        678,013               3,035,079   1,481,179
    160,492       (848,226)               (518,520)       947,304                  66,478      33,875
-------------- -------------- ----------------------- ----------- ----------------------- --------------
    160,492       (848,226)              2,130,651      1,625,317               3,101,557   1,515,054
-------------- -------------- ----------------------- ----------- ----------------------- --------------
  5,836,527      8,055,334             (12,799,749)     2,590,696               3,644,992  (3,610,480)
-------------- -------------- ----------------------- ----------- ----------------------- --------------
  5,997,019      7,207,108             (10,669,098)     4,216,013               6,746,549  (2,095,426)
-------------- -------------- ----------------------- ----------- ----------------------- --------------
$ 5,910,206    $ 7,134,177           $ (10,746,020)   $ 8,637,682            $ 11,831,447   $ 109,407
============== ============== ======================= =========== ======================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                       MIST RCM TECHNOLOGY
                                                                               SUB-ACCOUNT
                                                        -----------------------------------------------------
                                                        2010                          2009            2008
                                                        -------------- ---------------------- ---------------
INVESTMENT INCOME:
     Dividends                                                 $ --                   $ --       $ 758,950
                                                        -------------- ---------------------- ---------------
EXPENSES:
     Mortality and expense risk charges                      28,638                 20,200          21,246
                                                        -------------- ---------------------- ---------------
        Total expenses                                       28,638                 20,200          21,246
                                                        -------------- ---------------------- ---------------
           Net investment income (loss)                     (28,638)               (20,200)        737,704
                                                        -------------- ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --                     --       1,583,543
     Realized gains (losses) on sale of investments        (101,804)              (419,666)       (438,483)
                                                        -------------- ---------------------- ---------------
        Net realized gains (losses)                        (101,804)              (419,666)      1,145,060
                                                        -------------- ---------------------- ---------------
     Change in unrealized gains (losses) on investments   2,178,257              3,015,676      (5,060,257)
                                                        -------------- ---------------------- ---------------
     Net realized and change in unrealized
        gains (losses) on investments                     2,076,453              2,596,010      (3,915,197)
                                                        -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 2,047,815            $ 2,575,810    $ (3,177,493)
                                                        ============== ====================== ===============

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                      MIST INVESCO SMALL CAP GROWTH
                       SUB-ACCOUNT                                        SUB-ACCOUNT
----------------------------------------------------- ---------------------------------------------
       2010                   2009            2008         2010           2009              2008
-------------- ---------------------- --------------- ------------ -------------- -----------------
   $ 64,823               $ 70,934        $ 91,693         $ --           $ --              $ --
-------------- ---------------------- --------------- ------------ -------------- -----------------
     22,352                 19,542          29,993       12,247         11,460            16,506
-------------- ---------------------- --------------- ------------ -------------- -----------------
     22,352                 19,542          29,993       12,247         11,460            16,506
-------------- ---------------------- --------------- ------------ -------------- -----------------
     42,471                 51,392          61,700      (12,247)       (11,460)          (16,506)
-------------- ---------------------- --------------- ------------ -------------- -----------------
         --                     --         558,618           --             --           407,793
   (292,940)              (818,312)       (616,394)     (17,979)      (546,326)         (210,366)
-------------- ---------------------- --------------- ------------ -------------- -----------------
   (292,940)              (818,312)        (57,776)     (17,979)      (546,326)          197,427
-------------- ---------------------- --------------- ------------ -------------- -----------------
  1,500,882              2,418,051      (3,177,298)     775,740      1,398,839        (2,172,723)
-------------- ---------------------- --------------- ------------ -------------- -----------------
  1,207,942              1,599,739      (3,235,074)     757,761        852,513        (1,975,296)
-------------- ---------------------- --------------- ------------ -------------- -----------------
$ 1,250,413            $ 1,651,131    $ (3,173,374)   $ 745,514      $ 841,053      $ (1,991,802)
============== ====================== =============== ============ ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                         MIST HARRIS OAKMARK INTERNATIONAL
                                                                               SUB-ACCOUNT
                                                        -------------------------------------------------
                                                               2010            2009               2008
                                                        -------------- --------------- ------------------
INVESTMENT INCOME:
     Dividends                                            $ 909,169     $ 2,662,181          $ 837,279
                                                        -------------- --------------- ------------------
EXPENSES:
     Mortality and expense risk charges                     165,078         128,061            166,885
                                                        -------------- --------------- ------------------
        Total expenses                                      165,078         128,061            166,885
                                                        -------------- --------------- ------------------
           Net investment income (loss)                     744,091       2,534,120            670,394
                                                        -------------- --------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --              --          7,168,428
     Realized gains (losses) on sale of investments        (893,970)     (3,023,910)        (2,993,161)
                                                        -------------- --------------- ------------------
        Net realized gains (losses)                        (893,970)     (3,023,910)         4,175,267
                                                        -------------- --------------- ------------------
     Change in unrealized gains (losses) on investments   6,862,962      15,307,223        (25,488,640)
                                                        -------------- --------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                     5,968,992      12,283,313        (21,313,373)
                                                        -------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 6,713,083    $ 14,817,433      $ (20,642,979)
                                                        ============== =============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH      MIST CLARION GLOBAL REAL ESTATE
                                  SUB-ACCOUNT                          SUB-ACCOUNT
------------------------------------------------ ------------------------------------------------
     2010           2009                 2008           2010           2009               2008
------------ -------------- -------------------- -------------- -------------- ------------------
  $ 1,805        $ 2,386                $ 364    $ 1,374,460      $ 487,182          $ 404,650
------------ -------------- -------------------- -------------- -------------- ------------------
   11,525          7,661               10,096         54,394         48,476             76,521
------------ -------------- -------------------- -------------- -------------- ------------------
   11,525          7,661               10,096         54,394         48,476             76,521
------------ -------------- -------------------- -------------- -------------- ------------------
   (9,720)        (5,275)              (9,732)     1,320,066        438,706            328,129
------------ -------------- -------------------- -------------- -------------- ------------------
       --             --               20,303             --             --          1,960,389
  (72,844)      (394,944)            (138,315)    (1,138,156)    (1,910,846)        (1,402,537)
------------ -------------- -------------------- -------------- -------------- ------------------
  (72,844)      (394,944)            (118,012)    (1,138,156)    (1,910,846)           557,852
------------ -------------- -------------------- -------------- -------------- ------------------
  639,822        901,647           (1,008,306)     2,336,045      5,915,589        (10,483,737)
------------ -------------- -------------------- -------------- -------------- ------------------
  566,978        506,703           (1,126,318)     1,197,889      4,004,743         (9,925,885)
------------ -------------- -------------------- -------------- -------------- ------------------
$ 557,258      $ 501,428         $ (1,136,050)   $ 2,517,955    $ 4,443,449       $ (9,597,756)
============ ============== ==================== ============== ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                            MIST MFS RESEARCH INTERNATIONAL
                                                                                SUB-ACCOUNT
                                                        --------------------------------------------------
                                                                2010            2009               2008
                                                        --------------- --------------- ------------------
INVESTMENT INCOME:
     Dividends                                           $ 1,982,135     $ 3,422,051          $ 452,759
                                                        --------------- --------------- ------------------
EXPENSES:
     Mortality and expense risk charges                      547,278         529,083            527,628
                                                        --------------- --------------- ------------------
        Total expenses                                       547,278         529,083            527,628
                                                        --------------- --------------- ------------------
           Net investment income (loss)                    1,434,857       2,892,968            (74,869)
                                                        --------------- --------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --              --          2,294,576
     Realized gains (losses) on sale of investments       (5,127,391)     (8,518,143)        (3,491,912)
                                                        --------------- --------------- ------------------
        Net realized gains (losses)                       (5,127,391)     (8,518,143)        (1,197,336)
                                                        --------------- --------------- ------------------
     Change in unrealized gains (losses) on investments   14,487,678      33,302,946        (68,263,188)
                                                        --------------- --------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                      9,360,287      24,784,803        (69,460,524)
                                                        --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 10,795,144    $ 27,677,771      $ (69,535,393)
                                                        =============== =============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST LORD ABBETT BOND DEBENTURE               MIST OPPENHEIMER CAPITAL APPRECIATION
                    SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------- -------------------------------------------------
       2010         2009              2008        2010           2009                   2008
----------- --------------- ----------------- ----------- -------------- ----------------------
$ 2,265,462  $ 2,510,814       $ 1,552,944     $ 5,985           $ --               $ 32,714
----------- --------------- ----------------- ----------- -------------- ----------------------
    135,269      131,469           149,430       2,862          2,330                  3,074
----------- --------------- ----------------- ----------- -------------- ----------------------
    135,269      131,469           149,430       2,862          2,330                  3,074
----------- --------------- ----------------- ----------- -------------- ----------------------
  2,130,193    2,379,345         1,403,514       3,123         (2,330)                29,640
----------- --------------- ----------------- ----------- -------------- ----------------------
         --           --           538,626          --             --                239,465
    156,160     (564,005)         (453,240)    (45,364)       (85,472)              (145,043)
----------- --------------- ----------------- ----------- -------------- ----------------------
    156,160     (564,005)           85,386     (45,364)       (85,472)                94,422
----------- --------------- ----------------- ----------- -------------- ----------------------
  1,933,298    8,294,995        (8,532,743)    129,867        359,509               (620,791)
----------- --------------- ----------------- ----------- -------------- ----------------------
  2,089,458    7,730,990        (8,447,357)     84,503        274,037               (526,369)
----------- --------------- ----------------- ----------- -------------- ----------------------
$ 4,219,651 $ 10,110,335      $ (7,043,843)   $ 87,626      $ 271,707             $ (496,729)
=========== =============== ================= =========== ============== ======================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  MIST SSGA GROWTH ETF
                                                                           SUB-ACCOUNT
                                                        -----------------------------------------------
                                                             2010                 2009          2008
                                                        --------- ----------------------- -------------
INVESTMENT INCOME:
     Dividends                                           $ 37,985              $ 8,864      $ 11,978
                                                        --------- ----------------------- -------------
EXPENSES:
     Mortality and expense risk charges                    13,568                4,148         2,131
                                                        --------- ----------------------- -------------
        Total expenses                                     13,568                4,148         2,131
                                                        --------- ----------------------- -------------
           Net investment income (loss)                    24,417                4,716         9,847
                                                        --------- ----------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --                   --        14,981
     Realized gains (losses) on sale of investments        35,698              (89,486)     (100,736)
                                                        --------- ----------------------- -------------
        Net realized gains (losses)                        35,698              (89,486)      (85,755)
                                                        --------- ----------------------- -------------
     Change in unrealized gains (losses) on investments   272,740              271,303      (157,789)
                                                        --------- ----------------------- -------------
     Net realized and change in unrealized
        gains (losses) on investments                     308,438              181,817      (243,544)
                                                        --------- ----------------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 332,855            $ 186,533    $ (233,697)
                                                        ========= ======================= =============

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST SSGA GROWTH AND INCOME ETF             MIST PIMCO INFLATION PROTECTED BOND
                    SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------- -------------------------------------------------
     2010        2009               2008         2010        2009                     2008
--------- -------------- ------------------ --------- -------------- ------------------------
 $ 53,854    $ 24,040           $ 13,471    $ 308,594   $ 333,477                $ 186,099
--------- -------------- ------------------ --------- -------------- ------------------------
   11,540       2,031                964       45,474      30,603                   20,050
--------- -------------- ------------------ --------- -------------- ------------------------
   11,540       2,031                964       45,474      30,603                   20,050
--------- -------------- ------------------ --------- -------------- ------------------------
   42,314      22,009             12,507      263,120     302,874                  166,049
--------- -------------- ------------------ --------- -------------- ------------------------
      176          --             14,616      322,721          --                    9,826
   28,263     (31,741)          (113,772)     165,611     (56,642)                (156,044)
--------- -------------- ------------------ --------- -------------- ------------------------
   28,439     (31,741)           (99,156)     488,332     (56,642)                (146,218)
--------- -------------- ------------------ --------- -------------- ------------------------
  502,476     362,038           (152,331)     185,894   1,214,160                 (887,227)
--------- -------------- ------------------ --------- -------------- ------------------------
  530,915     330,297           (251,487)     674,226   1,157,518               (1,033,445)
--------- -------------- ------------------ --------- -------------- ------------------------
$ 573,229   $ 352,306         $ (238,980)   $ 937,346 $ 1,460,392               $ (867,396)
========= ============== ================== ========= ============== ========================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MIST LEGG MASON VALUE EQUITY
                                                                            SUB-ACCOUNT
                                                        ---------------------------------------------
                                                             2010           2009              2008
                                                        ------------ -------------- -----------------
INVESTMENT INCOME:
     Dividends                                          $ 179,978      $ 126,597          $ 34,888
                                                        ------------ -------------- -----------------
EXPENSES:
     Mortality and expense risk charges                    38,772         33,468            51,909
                                                        ------------ -------------- -----------------
        Total expenses                                     38,772         33,468            51,909
                                                        ------------ -------------- -----------------
           Net investment income (loss)                   141,206         93,129           (17,021)
                                                        ------------ -------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --             --           475,557
     Realized gains (losses) on sale of investments      (391,348)      (881,701)         (902,497)
                                                        ------------ -------------- -----------------
        Net realized gains (losses)                      (391,348)      (881,701)         (426,940)
                                                        ------------ -------------- -----------------
     Change in unrealized gains (losses) on investments   834,674      3,048,546        (7,398,268)
                                                        ------------ -------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments                     443,326      2,166,845        (7,825,208)
                                                        ------------ -------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 584,532    $ 2,259,974      $ (7,842,229)
                                                        ============ ============== =================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MIST BLACKROCK LARGE CAP CORE                            MIST JANUS FORTY
                    SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------- --------------------------------------------------
     2010           2009            2008           2010                2009            2008
------------ -------------- --------------- -------------- ------------------- ---------------
 $ 32,654       $ 25,978        $ 13,138      $ 244,916                $ --       $ 438,129
------------ -------------- --------------- -------------- ------------------- ---------------
    5,765          3,679           3,266         53,225              40,875          38,936
------------ -------------- --------------- -------------- ------------------- ---------------
    5,765          3,679           3,266         53,225              40,875          38,936
------------ -------------- --------------- -------------- ------------------- ---------------
   26,889         22,299           9,872        191,691             (40,875)        399,193
------------ -------------- --------------- -------------- ------------------- ---------------
       --             --          85,823             --                  --         189,623
  (42,331)      (122,553)       (146,922)      (184,054)           (557,145)       (465,203)
------------ -------------- --------------- -------------- ------------------- ---------------
  (42,331)      (122,553)        (61,099)      (184,054)           (557,145)       (275,580)
------------ -------------- --------------- -------------- ------------------- ---------------
  327,023        478,999        (802,205)     1,185,370           4,191,424      (5,405,174)
------------ -------------- --------------- -------------- ------------------- ---------------
  284,692        356,446        (863,304)     1,001,316           3,634,279      (5,680,754)
------------ -------------- --------------- -------------- ------------------- ---------------
$ 311,581      $ 378,745      $ (853,432)   $ 1,193,007         $ 3,593,404    $ (5,281,561)
============ ============== =============== ============== =================== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                                   MIST
                                                                         MORGAN STANLEY
                                                                         MID CAP GROWTH
                                                                            SUB-ACCOUNT
                                                                         -----------------
                                                                                2010 (a)
                                                                         -----------------
INVESTMENT INCOME:
     Dividends                                                                     $ --
                                                                         -----------------
EXPENSES:
     Mortality and expense risk charges                                          59,367
                                                                         -----------------
        Total expenses                                                           59,367
                                                                         -----------------
           Net investment income (loss)                                         (59,367)
                                                                         -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                                     --
     Realized gains (losses) on sale of investments                              57,408
                                                                         -----------------
        Net realized gains (losses)                                              57,408
                                                                         -----------------
     Change in unrealized gains (losses) on investments                       3,178,883
                                                                         -----------------
     Net realized and change in unrealized gains (losses) on investments      3,236,291
                                                                         -----------------
     Net increase (decrease) in net assets resulting from operations        $ 3,176,924
                                                                         =================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                      MSF ZENITH EQUITY
                                                                            SUB-ACCOUNT
                                                     ------------------------------------------------------
                                                              2010                 2009             2008
                                                     ---------------- -------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 4,243,666         $ 20,203,954     $ 11,574,538
  Net realized gains (losses)                          (11,706,089)          36,659,366       (2,487,169)
  Change in unrealized gains (losses) on investments    62,607,149           47,389,321     (262,186,796)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  55,144,726          104,252,641     (253,099,427)
                                                     ---------------- -------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          33,217,070           37,909,330       43,306,913
  Net transfers (including fixed account)               (7,825,997)         (11,801,037)      (6,827,958)
  Policy charges                                       (20,803,190)         (23,402,003)     (24,248,505)
  Transfers for policy benefits and terminations       (47,346,471)         (39,433,696)     (71,327,561)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (42,758,588)         (36,727,406)     (59,097,111)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets              12,386,138           67,525,235     (312,196,538)
NET ASSETS:
  Beginning of year                                    443,638,026          376,112,791      688,309,329
                                                     ---------------- -------------------- ----------------
  End of year                                        $ 456,024,164        $ 443,638,026    $ 376,112,791
                                                     ================ ==================== ================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                 MSF BLACKROCK BOND INCOME
                                                                               SUB-ACCOUNT
                                                     ----------------------------------------------------
                                                              2010             2009               2008
                                                     ---------------- ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 3,546,886      $ 7,032,463        $ 5,637,404
  Net realized gains (losses)                              (69,776)      (1,205,666)          (625,702)
  Change in unrealized gains (losses) on investments     4,256,456        3,263,289         (9,757,626)
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                   7,733,566        9,090,086         (4,745,924)
                                                     ---------------- ---------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           8,211,767        9,523,615         10,906,811
  Net transfers (including fixed account)               (1,017,870)      (5,159,196)          (687,429)
  Policy charges                                        (6,564,155)      (8,253,184)        (8,343,836)
  Transfers for policy benefits and terminations        (9,243,860)     (13,387,824)       (14,451,703)
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (8,614,118)     (17,276,589)       (12,576,157)
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets                (880,552)      (8,186,503)       (17,322,081)
NET ASSETS:
  Beginning of year                                    101,112,788      109,299,291        126,621,372
                                                     ---------------- ---------------- ------------------
  End of year                                        $ 100,232,236    $ 101,112,788      $ 109,299,291
                                                     ================ ================ ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          MSF BLACKROCK MONEY MARKET                                MSF MFS TOTAL RETURN
                         SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------- -------------------------------------------------------
        2010             2009               2008            2010                    2009            2008
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
  $ (348,298)       $ 703,134        $ 7,077,633     $ 2,325,432             $ 3,488,685     $ 3,488,756
          --               --                 --      (1,139,944)             (2,858,231)      7,274,120
          --               --                 --       7,092,134              14,314,270     (38,572,100)
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
    (348,298)         703,134          7,077,633       8,277,622              14,944,724     (27,809,224)
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
  12,549,898       13,457,071         97,988,519       7,606,822               8,999,960      10,737,057
(149,833,896)      13,376,581        (54,146,220)     (3,010,463)             (2,354,010)     (2,587,569)
  (6,714,042)      (9,504,337)       (10,599,067)     (7,226,683)             (8,190,222)     (8,130,387)
 (38,182,918)     (34,970,404)       (27,598,762)     (8,423,042)             (8,902,863)    (10,522,920)
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
(182,180,958)     (17,641,089)         5,644,470     (11,053,366)            (10,447,135)    (10,503,819)
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
(182,529,256)     (16,937,955)        12,722,103      (2,775,744)              4,497,589     (38,313,043)
 257,365,593      274,303,548        261,581,445      94,616,514              90,118,925     128,431,968
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
$ 74,836,337    $ 257,365,593      $ 274,303,548    $ 91,840,770            $ 94,616,514    $ 90,118,925
=============== ================ ================== =============== ======================= ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MSF MET/ARTISAN MID CAP VALUE
                                                                             SUB-ACCOUNT
                                                     --------------------------------------------------
                                                             2010            2009               2008
                                                     --------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 281,625       $ 549,303         $ (120,134)
  Net realized gains (losses)                          (3,323,213)     (7,396,163)         9,223,482
  Change in unrealized gains (losses) on investments   15,822,425      35,315,264        (76,356,229)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                 12,780,837      28,468,404        (67,252,881)
                                                     --------------- --------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,809,468      11,606,641         14,391,716
  Net transfers (including fixed account)              (3,787,799)     (5,028,515)        (9,163,920)
  Policy charges                                       (6,006,556)     (6,747,704)        (7,712,303)
  Transfers for policy benefits and terminations       (8,717,947)     (8,473,360)       (13,853,477)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (8,702,834)     (8,642,938)       (16,337,984)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets              4,078,003      19,825,466        (83,590,865)
NET ASSETS:
  Beginning of year                                    94,117,099      74,291,633        157,882,498
                                                     --------------- --------------- ------------------
  End of year                                        $ 98,195,102    $ 94,117,099       $ 74,291,633
                                                     =============== =============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                MSF FI VALUE LEADERS                         MSF LOOMIS SAYLES SMALL CAP CORE
                         SUB-ACCOUNT                                              SUB-ACCOUNT
------------------------------------------------------- ----------------------------------------------------
        2010                    2009            2008             2010             2009               2008
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
   $ 458,523               $ 960,739       $ 832,833       $ (529,300)      $ (264,326)        $ (786,517)
  (1,192,807)             (3,285,387)      5,296,127         (548,615)      (4,689,587)        21,898,696
   6,825,881              10,535,765     (35,496,979)      30,293,051       32,615,704        (81,893,826)
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
   6,091,597               8,211,117     (29,368,019)      29,215,136       27,661,791        (60,781,647)
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
   4,405,777               5,116,377       6,269,557        9,509,296       10,976,639         13,175,949
    (817,082)             (2,575,909)     (1,690,877)      (3,510,661)      (5,462,833)        (1,026,355)
  (3,279,929)             (3,748,212)     (4,182,550)      (7,002,671)      (8,000,593)        (8,533,968)
  (4,010,019)             (3,958,961)     (6,632,847)     (11,948,679)      (9,881,389)       (15,328,043)
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
  (3,701,253)             (5,166,705)     (6,236,717)     (12,952,715)     (12,368,176)       (11,712,417)
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
   2,390,344               3,044,412     (35,604,736)      16,262,421       15,293,615        (72,494,064)
  46,359,599              43,315,187      78,919,923      117,227,778      101,934,163        174,428,227
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
$ 48,749,943            $ 46,359,599    $ 43,315,187    $ 133,490,199    $ 117,227,778      $ 101,934,163
=============== ======================= =============== ================ ================ ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                      MSF DAVIS VENTURE VALUE
                                                                                  SUB-ACCOUNT
                                                     ------------------------------------------------------------
                                                              2010                       2009             2008
                                                     ---------------- -------------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,290,753                $ 2,419,422      $ 2,698,634
  Net realized gains (losses)                            2,938,920                 (2,763,909)       7,547,975
  Change in unrealized gains (losses) on investments    21,989,223                 62,159,517     (156,121,836)
                                                     ---------------- -------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  26,218,896                 61,815,030     (145,875,227)
                                                     ---------------- -------------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          23,705,653                 27,492,918       33,733,156
  Net transfers (including fixed account)               (9,151,950)               (10,254,528)      (1,541,208)
  Policy charges                                       (16,238,687)               (18,863,129)     (20,918,385)
  Transfers for policy benefits and terminations       (25,257,299)               (22,140,817)     (34,308,415)
                                                     ---------------- -------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (26,942,283)               (23,765,556)     (23,034,852)
                                                     ---------------- -------------------------- ----------------
     Net increase (decrease) in net assets                (723,387)                38,049,474     (168,910,079)
NET ASSETS:
  Beginning of year                                    252,306,022                214,256,548      383,166,627
                                                     ---------------- -------------------------- ----------------
  End of year                                        $ 251,582,635              $ 252,306,022    $ 214,256,548
                                                     ================ ========================== ================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          MSF BLACKROCK LEGACY LARGE CAP GROWTH    MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                    SUB-ACCOUNT                                     SUB-ACCOUNT
-------------------------------------------------- -----------------------------------------------
         2010             2009             2008           2010           2009              2008
---------------- ---------------- ---------------- -------------- -------------- -----------------
   $ (532,263)       $ 140,465       $ (243,402)     $ 216,337      $ 353,419         $ 334,697
    2,728,328       (1,172,590)       3,170,643         42,354        (58,466)          (32,547)
   25,719,182       44,308,123      (81,836,157)       226,024         42,855          (355,525)
---------------- ---------------- ---------------- -------------- -------------- -----------------
   27,915,247       43,275,998      (78,908,916)       484,715        337,808           (53,375)
---------------- ---------------- ---------------- -------------- -------------- -----------------
   14,650,532       16,928,194       19,991,022        792,418      1,224,281           994,034
   (3,536,743)      (6,066,005)      (2,554,448)       311,665        720,128           176,766
  (10,567,403)     (12,174,227)     (13,014,636)      (618,364)      (733,084)         (631,578)
  (16,056,693)     (13,554,262)     (20,575,562)      (806,148)      (717,365)         (923,146)
---------------- ---------------- ---------------- -------------- -------------- -----------------
  (15,510,307)     (14,866,300)     (16,153,624)      (320,429)       493,960          (383,924)
---------------- ---------------- ---------------- -------------- -------------- -----------------
   12,404,940       28,409,698      (95,062,540)       164,286        831,768          (437,299)
  158,130,679      129,720,981      224,783,521      8,949,802      8,118,034         8,555,333
---------------- ---------------- ---------------- -------------- -------------- -----------------
$ 170,535,619    $ 158,130,679    $ 129,720,981    $ 9,114,088    $ 8,949,802       $ 8,118,034
================ ================ ================ ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     MSF WESTERN ASSET
                                                      MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                           SUB-ACCOUNT
                                                     ------------------------------------------------------
                                                             2010                 2009              2008
                                                     --------------- -------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 934,406            $ 827,403         $ 527,696
  Net realized gains (losses)                             135,339               63,486          (121,966)
  Change in unrealized gains (losses) on investments      797,644            2,695,652        (2,667,283)
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,867,389            3,586,541        (2,261,553)
                                                     --------------- -------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,284,954            1,395,572         1,619,875
  Net transfers (including fixed account)               1,320,454              441,302          (574,549)
  Policy charges                                         (908,975)            (981,021)         (758,724)
  Transfers for policy benefits and terminations       (1,726,548)          (1,283,231)       (1,172,670)
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           (30,115)            (427,378)         (886,068)
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets              1,837,274            3,159,163        (3,147,621)
NET ASSETS:
  Beginning of year                                    15,164,958           12,005,795        15,153,416
                                                     --------------- -------------------- -----------------
  End of year                                        $ 17,002,232         $ 15,164,958      $ 12,005,795
                                                     =============== ==================== =================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

               MSF JENNISON GROWTH                                   MSF RUSSELL 2000 INDEX
                       SUB-ACCOUNT                                              SUB-ACCOUNT
---------------------------------------------------- ---------------------------------------------------------
       2010                   2009           2008            2010                      2009            2008
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
   $ 10,324              $ (10,595)     $ 136,140       $ 139,654                 $ 279,947       $ 195,107
      5,992               (329,827)       507,702        (423,882)                 (812,710)        238,389
    592,561              1,985,020     (3,403,826)      4,984,934                 4,554,390      (9,392,380)
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
    608,877              1,644,598     (2,759,984)      4,700,706                 4,021,627      (8,958,884)
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
    628,089                657,281        776,356       1,660,915                 1,983,105       2,498,156
      5,675                (55,856)      (221,187)     (1,107,563)                 (652,910)       (313,434)
   (415,854)              (457,644)      (442,679)     (1,185,347)               (1,282,041)     (1,388,410)
   (531,892)              (511,908)      (778,762)     (2,057,936)               (1,686,364)     (1,955,429)
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
   (313,982)              (368,127)      (666,272)     (2,689,931)               (1,638,210)     (1,159,117)
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
    294,895              1,276,471     (3,426,256)      2,010,775                 2,383,417     (10,118,001)
  5,789,441              4,512,970      7,939,226      19,323,894                16,940,477      27,058,478
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
$ 6,084,336            $ 5,789,441    $ 4,512,970    $ 21,334,669              $ 19,323,894    $ 16,940,477
============== ====================== ============== =============== ========================= ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MSF ARTIO INTERNATIONAL STOCK
                                                                      SUB-ACCOUNT
                                                     --------------------------------------------------
                                                             2010            2009               2008
                                                     --------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 320,959        $ 70,011        $ 1,050,443
  Net realized gains (losses)                            (546,205)       (916,141)         5,033,062
  Change in unrealized gains (losses) on investments    2,020,906       6,441,300        (27,502,021)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,795,660       5,595,170        (21,418,516)
                                                     --------------- --------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,943,833       3,511,972          4,023,245
  Net transfers (including fixed account)              (1,179,612)         45,907            601,017
  Policy charges                                       (1,966,962)     (2,375,406)        (2,454,759)
  Transfers for policy benefits and terminations       (2,916,210)     (2,620,461)        (4,105,341)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (3,118,951)     (1,437,988)        (1,935,838)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets             (1,323,291)      4,157,182        (23,354,354)
NET ASSETS:
  Beginning of year                                    30,251,926      26,094,744         49,449,098
                                                     --------------- --------------- ------------------
  End of year                                        $ 28,928,635    $ 30,251,926       $ 26,094,744
                                                     =============== =============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       MSF NEUBERGER BERMAN GENESIS                                 MSF METLIFE STOCK INDEX
                 SUB-ACCOUNT                                                    SUB-ACCOUNT
-------------------------------------------------- ------------------------------------------------------------
        2010            2009               2008             2010                       2009             2008
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
    $ 40,070       $ 228,069           $ 58,223      $ 1,682,773                $ 2,856,588      $ 2,555,876
  (2,429,709)     (3,770,828)         1,830,052       (1,570,930)                (2,979,050)       6,617,437
   9,008,497       7,372,568        (24,366,834)      18,028,469                 30,593,036      (87,948,781)
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
   6,618,858       3,829,809        (22,478,559)      18,140,312                 30,470,574      (78,775,468)
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
   4,463,751       5,343,450          6,696,926       12,266,081                 15,334,773       17,010,838
  (1,682,068)     (2,152,361)        (4,266,373)      (2,490,090)                (4,037,185)      (4,955,813)
  (2,524,108)     (3,027,584)        (3,772,507)      (9,231,170)               (11,591,782)     (12,557,545)
  (3,662,916)     (3,575,391)        (5,927,237)     (13,158,670)               (17,732,071)     (16,798,983)
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
  (3,405,341)     (3,411,886)        (7,269,191)     (12,613,849)               (18,026,265)     (17,301,503)
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
   3,213,517         417,923        (29,747,750)       5,526,463                 12,444,309      (96,076,971)
  34,009,004      33,591,081         63,338,831      138,028,869                125,584,560      221,661,531
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
$ 37,222,521    $ 34,009,004       $ 33,591,081    $ 143,555,332              $ 138,028,869    $ 125,584,560
=============== =============== ================== ================ ========================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                                                   SUB-ACCOUNT
                                                     -------------------------------------------------------
                                                              2010            2009                   2008
                                                     ---------------- --------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 4,620,118     $ 1,662,229            $ 1,231,329
  Net realized gains (losses)                               95,948          83,650                105,937
  Change in unrealized gains (losses) on investments     1,052,344        (411,186)               259,517
                                                     ---------------- --------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                   5,768,410       1,334,693              1,596,783
                                                     ---------------- --------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           2,700,633       2,940,889              3,548,271
  Net transfers (including fixed account)              109,727,813         368,836               (748,944)
  Policy charges                                        (2,489,824)     (2,249,437)            (2,165,605)
  Transfers for policy benefits and terminations        (2,839,277)     (2,717,826)            (2,506,224)
                                                     ---------------- --------------- ----------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        107,099,345      (1,657,538)            (1,872,502)
                                                     ---------------- --------------- ----------------------
     Net increase (decrease) in net assets             112,867,755        (322,845)              (275,719)
NET ASSETS:
  Beginning of year                                     28,158,308      28,481,153             28,756,872
                                                     ---------------- --------------- ----------------------
  End of year                                        $ 141,026,063    $ 28,158,308           $ 28,481,153
                                                     ================ =============== ======================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      MSF MORGAN STANLEY EAFE INDEX                    MSF METLIFE MID CAP STOCK INDEX
                        SUB-ACCOUNT                                        SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
        2010            2009               2008            2010            2009              2008
--------------- --------------- ------------------ --------------- --------------- -----------------
   $ 351,750       $ 538,643          $ 490,510       $ 112,196       $ 205,150         $ 176,942
    (479,365)       (955,081)           680,966        (125,394)       (122,469)        1,302,506
   1,109,125       3,934,370        (10,933,450)      4,093,522       4,498,855        (8,292,595)
--------------- --------------- ------------------ --------------- --------------- -----------------
     981,510       3,517,932         (9,761,974)      4,080,324       4,581,536        (6,813,147)
--------------- --------------- ------------------ --------------- --------------- -----------------
   1,344,811       1,530,974          2,143,752       1,548,866       1,720,781         1,912,829
  (1,280,388)       (475,218)         1,448,773         (91,020)         74,032         1,137,436
    (805,134)       (986,776)          (969,804)     (1,058,643)     (1,125,745)       (1,099,402)
  (1,454,557)     (1,075,372)        (1,816,889)     (1,638,122)       (959,967)       (1,750,326)
--------------- --------------- ------------------ --------------- --------------- -----------------
  (2,195,268)     (1,006,392)           805,832      (1,238,919)       (290,899)          200,537
--------------- --------------- ------------------ --------------- --------------- -----------------
  (1,213,758)      2,511,540         (8,956,142)      2,841,405       4,290,637        (6,612,610)
  15,683,392      13,171,852         22,127,994      16,707,749      12,417,112        19,029,722
--------------- --------------- ------------------ --------------- --------------- -----------------
$ 14,469,634    $ 15,683,392       $ 13,171,852    $ 19,549,154    $ 16,707,749      $ 12,417,112
=============== =============== ================== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                            SUB-ACCOUNT
                                                     ------------------------------------------------
                                                            2010           2009               2008
                                                     -------------- -------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (15,967)     $ (11,201)         $ (17,260)
  Net realized gains (losses)                           (216,913)      (351,981)           173,844
  Change in unrealized gains (losses) on investments   1,654,372      1,403,954         (2,800,793)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,421,492      1,040,772         (2,644,209)
                                                     -------------- -------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           669,605        746,219            823,597
  Net transfers (including fixed account)               (323,009)       453,811           (355,309)
  Policy charges                                        (376,500)      (395,278)          (325,077)
  Transfers for policy benefits and terminations        (512,625)      (312,139)        (1,065,143)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (542,529)       492,613           (921,932)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets               878,963      1,533,385         (3,566,141)
NET ASSETS:
  Beginning of year                                    5,041,503      3,508,118          7,074,259
                                                     -------------- -------------- ------------------
  End of year                                        $ 5,920,466    $ 5,041,503        $ 3,508,118
                                                     ============== ============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      MSF BLACKROCK LARGE CAP VALUE                MSF NEUBERGER BERMAN MID CAP VALUE
                        SUB-ACCOUNT                                       SUB-ACCOUNT
------------------------------------------------- --------------------------------------------------
        2010            2009              2008            2010            2009               2008
--------------- --------------- ----------------- --------------- --------------- ------------------
    $ 71,737       $ 115,450          $ 53,718       $ 130,451       $ 268,419          $ 137,739
    (273,799)       (861,988)         (142,521)       (387,790)     (1,872,160)          (278,925)
   1,055,852       1,899,580        (4,506,164)      7,017,163      10,630,614        (18,036,491)
--------------- --------------- ----------------- --------------- --------------- ------------------
     853,790       1,153,042        (4,594,967)      6,759,824       9,026,873        (18,177,677)
--------------- --------------- ----------------- --------------- --------------- ------------------
   1,164,980       1,582,990         1,766,449       2,934,367       3,378,482          4,299,877
     150,148        (422,150)        1,804,279        (383,687)       (843,643)          (767,065)
    (681,047)       (845,637)         (790,214)     (1,913,455)     (1,920,148)        (2,084,448)
    (918,103)       (351,856)       (1,208,870)     (2,793,285)     (2,070,561)        (2,978,228)
--------------- --------------- ----------------- --------------- --------------- ------------------
    (284,022)        (36,653)        1,571,644      (2,156,060)     (1,455,870)        (1,529,864)
--------------- --------------- ----------------- --------------- --------------- ------------------
     569,768       1,116,389        (3,023,323)      4,603,764       7,571,003        (19,707,541)
  10,012,485       8,896,096        11,919,419      27,580,805      20,009,802         39,717,343
--------------- --------------- ----------------- --------------- --------------- ------------------
$ 10,582,253    $ 10,012,485       $ 8,896,096    $ 32,184,569    $ 27,580,805       $ 20,009,802
=============== =============== ================= =============== =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     MSF MFS VALUE
                                                                       SUB-ACCOUNT
                                                     -----------------------------------------------
                                                             2010             2009           2008
                                                     --------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 139,364        $ (28,944)     $ 165,723
  Net realized gains (losses)                            (102,141)        (358,257)      (618,070)
  Change in unrealized gains (losses) on investments    1,215,156        2,390,394     (3,668,833)
                                                     --------------- ---------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,252,379        2,003,193     (4,121,180)
                                                     --------------- ---------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,573,864        1,672,132      1,957,809
  Net transfers (including fixed account)                 213,683        1,294,923         91,277
  Policy charges                                         (899,331)      (1,028,412)      (912,738)
  Transfers for policy benefits and terminations         (930,244)        (693,686)      (874,275)
                                                     --------------- ---------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           (42,028)       1,244,957        262,073
                                                     --------------- ---------------- --------------
     Net increase (decrease) in net assets              1,210,351        3,248,150     (3,859,107)
NET ASSETS:
  Beginning of year                                    11,687,734        8,439,584     12,298,691
                                                     --------------- ---------------- --------------
  End of year                                        $ 12,898,085     $ 11,687,734    $ 8,439,584
                                                     =============== ================ ==============

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF T. ROWE PRICE LARGE CAP GROWTH               MSF T. ROWE PRICE SMALL CAP GROWTH
               SUB-ACCOUNT                                      SUB-ACCOUNT
------------------------------------------------ ------------------------------------------------
       2010           2009               2008           2010           2009               2008
-------------- -------------- ------------------ -------------- -------------- ------------------
   $ (9,397)      $ 14,384           $ 10,079      $ (17,022)      $ (1,552)         $ (17,563)
    (20,266)      (486,706)           202,308          8,250       (220,665)           284,425
  1,204,373      2,672,522         (3,914,385)     1,402,367      1,385,648         (2,161,556)
-------------- -------------- ------------------ -------------- -------------- ------------------
  1,174,710      2,200,200         (3,701,998)     1,393,595      1,163,431         (1,894,694)
-------------- -------------- ------------------ -------------- -------------- ------------------
    718,499        809,355            984,317        413,147        388,166            504,141
    648,773       (303,225)         1,158,807        793,206        132,256            712,059
   (430,131)      (475,265)          (377,330)      (262,172)      (260,542)          (220,089)
   (481,966)      (488,104)          (767,474)      (417,012)      (341,171)          (364,301)
-------------- -------------- ------------------ -------------- -------------- ------------------
    455,175       (457,239)           998,320        527,169        (81,291)           631,810
-------------- -------------- ------------------ -------------- -------------- ------------------
  1,629,885      1,742,961         (2,703,678)     1,920,764      1,082,140         (1,262,884)
  6,987,452      5,244,491          7,948,169      4,044,605      2,962,465          4,225,349
-------------- -------------- ------------------ -------------- -------------- ------------------
$ 8,617,337    $ 6,987,452        $ 5,244,491    $ 5,965,369    $ 4,044,605        $ 2,962,465
============== ============== ================== ============== ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                         MSF OPPENHEIMER GLOBAL EQUITY
                                                                           SUB-ACCOUNT
                                                     -----------=-----------------------------------
                                                            2010           2009              2008
                                                     -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 81,105      $ 111,190         $ 116,227
  Net realized gains (losses)                             25,730       (614,945)          (97,196)
  Change in unrealized gains (losses) on investments   1,041,540      2,262,131        (3,021,442)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,148,375      1,758,376        (3,002,411)
                                                     -------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           658,711        990,382           961,970
  Net transfers (including fixed account)              1,189,204        365,932         1,602,439
  Policy charges                                        (464,584)      (424,934)         (399,281)
  Transfers for policy benefits and terminations      (1,194,042)      (308,444)       (1,093,970)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          189,289        622,936         1,071,158
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets             1,337,664      2,381,312        (1,931,253)
NET ASSETS:
  Beginning of year                                    6,833,450      4,452,138         6,383,391
                                                     -------------- -------------- -----------------
  End of year                                        $ 8,171,114    $ 6,833,450       $ 4,452,138
                                                     ============== ============== =================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MSF BLACKROCK AGGRESSIVE GROWTH                              MSF BLACKROCK DIVERSIFIED
                      SUB-ACCOUNT                                            SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------------------
       2010           2009              2008           2010                         2009           2008
-------------- -------------- ----------------- -------------- ---------------------------- --------------
  $ (10,421)      $ (4,185)         $ (9,077)      $ 47,242                    $ 141,772       $ 82,554
      9,754       (136,473)         (124,422)       (20,418)                    (162,929)       (56,063)
    403,875        992,740        (1,277,160)       243,365                      500,258       (959,063)
-------------- -------------- ----------------- -------------- ---------------------------- --------------
    403,208        852,082        (1,410,659)       270,189                      479,101       (932,572)
-------------- -------------- ----------------- -------------- ---------------------------- --------------
    463,641        371,965           439,046        317,684                      469,381        404,400
   (196,590)       473,773           717,451         80,973                        9,324        (27,867)
   (207,529)      (192,784)         (162,806)      (187,574)                    (230,086)      (219,614)
   (248,998)      (217,216)         (158,455)      (215,404)                    (593,896)      (157,226)
-------------- -------------- ----------------- -------------- ---------------------------- --------------
   (189,476)       435,738           835,236         (4,321)                    (345,277)          (307)
-------------- -------------- ----------------- -------------- ---------------------------- --------------
    213,732      1,287,820          (575,423)       265,868                      133,824       (932,879)
  2,945,625      1,657,805         2,233,228      2,749,051                    2,615,227      3,548,106
-------------- -------------- ----------------- -------------- ---------------------------- --------------
$ 3,159,357    $ 2,945,625       $ 1,657,805    $ 3,014,919                  $ 2,749,051    $ 2,615,227
============== ============== ================= ============== ============================ ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     MSF METLIFE CONSERVATIVE ALLOCATION
                                                                             SUB-ACCOUNT
                                                     ------------------------------------------------
                                                            2010           2009               2008
                                                     -------------- -------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 180,193      $ 125,632           $ 24,075
  Net realized gains (losses)                             93,076        (73,805)           (19,524)
  Change in unrealized gains (losses) on investments     243,952        733,354           (511,558)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                   517,221        785,181           (507,007)
                                                     -------------- -------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           785,675        322,895            680,936
  Net transfers (including fixed account)              3,319,784      1,231,312          2,133,631
  Policy charges                                        (372,874)      (332,921)          (246,988)
  Transfers for policy benefits and terminations        (813,313)    (1,630,642)          (422,626)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        2,919,272       (409,356)         2,144,953
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets             3,436,493        375,825          1,637,946
NET ASSETS:
  Beginning of year                                    4,027,394      3,651,569          2,013,623
                                                     -------------- -------------- ------------------
  End of year                                        $ 7,463,887    $ 4,027,394        $ 3,651,569
                                                     ============== ============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION         MSF METLIFE MODERATE ALLOCATION
                                    SUB-ACCOUNT                            SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
       2010           2009                 2008            2010            2009              2008
-------------- -------------- -------------------- --------------- --------------- -----------------
  $ 248,578      $ 140,304             $ 34,566       $ 885,385       $ 830,869         $ 204,582
    110,460       (174,937)             (38,596)         13,570        (668,620)         (169,170)
    578,350      1,108,260             (880,887)      3,656,464       6,762,521        (9,079,190)
-------------- -------------- -------------------- --------------- --------------- -----------------
    937,388      1,073,627             (884,917)      4,555,419       6,924,770        (9,043,778)
-------------- -------------- -------------------- --------------- --------------- -----------------
  1,454,098        562,128              716,886       4,286,641       4,578,172         5,614,893
  1,940,757      1,665,089            2,101,768       5,219,269       1,399,683         4,360,665
   (559,877)      (456,414)            (297,087)     (2,752,601)     (2,760,586)       (2,459,141)
   (671,927)      (418,785)            (536,626)     (3,133,689)     (2,912,015)       (1,676,811)
-------------- -------------- -------------------- --------------- --------------- -----------------
  2,163,051      1,352,018            1,984,941       3,619,620         305,254         5,839,606
-------------- -------------- -------------------- --------------- --------------- -----------------
  3,100,439      2,425,645            1,100,024       8,175,039       7,230,024        (3,204,172)
  6,804,874      4,379,229            3,279,205      33,217,938      25,987,914        29,192,086
-------------- -------------- -------------------- --------------- --------------- -----------------
$ 9,905,313    $ 6,804,874          $ 4,379,229    $ 41,392,977    $ 33,217,938      $ 25,987,914
============== ============== ==================== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                                       SUB-ACCOUNT
                                                     ------------------------------------------------
                                                             2010            2009             2008
                                                     --------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,047,190     $ 1,046,493        $ 237,632
  Net realized gains (losses)                            (463,575)     (1,705,041)        (645,610)
  Change in unrealized gains (losses) on investments    6,368,871      11,742,977      (18,090,727)
                                                     --------------- --------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,952,486      11,084,429      (18,498,705)
                                                     --------------- --------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,668,980       9,224,436       10,616,370
  Net transfers (including fixed account)                (619,117)        511,771       15,455,803
  Policy charges                                       (4,190,130)     (4,833,195)      (4,734,357)
  Transfers for policy benefits and terminations       (6,407,344)     (3,427,356)      (5,916,534)
                                                     --------------- --------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (4,547,611)      1,475,656       15,421,282
                                                     --------------- --------------- ----------------
     Net increase (decrease) in net assets              2,404,875      12,560,085       (3,077,423)
NET ASSETS:
  Beginning of year                                    49,951,198      37,391,113       40,468,536
                                                     --------------- --------------- ----------------
  End of year                                        $ 52,356,073    $ 49,951,198     $ 37,391,113
                                                     =============== =============== ================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE AGGRESSIVE ALLOCATION                                AMERICAN FUNDS GROWTH
                      SUB-ACCOUNT                                          SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------------------
       2010           2009              2008             2010                     2009             2008
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
   $ 62,804      $ 114,576          $ 27,450        $ 568,404                $ 406,770        $ 812,139
   (160,497)      (463,853)         (196,525)      (1,414,861)              (6,120,064)      22,250,027
  1,133,468      1,916,286        (2,999,497)      28,046,729               52,353,013     (125,330,285)
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
  1,035,775      1,567,009        (3,168,572)      27,200,272               46,639,719     (102,268,119)
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
  1,220,809      1,410,366         1,884,708       16,871,780               20,037,736       25,734,828
    115,368       (160,874)           69,675       (7,890,287)              (6,439,527)       2,697,565
   (724,773)      (608,797)         (616,683)     (10,864,544)             (12,203,976)     (13,985,047)
   (697,992)      (469,696)         (368,799)     (16,685,647)             (13,729,215)     (20,245,117)
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
    (86,588)       170,999           968,901      (18,568,698)             (12,334,982)      (5,797,771)
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
    949,187      1,738,008        (2,199,671)       8,631,574               34,304,737     (108,065,890)
  6,669,381      4,931,373         7,131,044      162,060,936              127,756,199      235,822,089
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
$ 7,618,568    $ 6,669,381       $ 4,931,373    $ 170,692,510            $ 162,060,936    $ 127,756,199
============== ============== ================= ================ ======================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                             AMERICAN FUNDS GROWTH-INCOME
                                                                       SUB-ACCOUNT
                                                     ---------------------------------------------------
                                                              2010            2009               2008
                                                     ---------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,118,398     $ 1,089,717        $ 1,545,183
  Net realized gains (losses)                             (985,702)     (3,325,856)         6,585,983
  Change in unrealized gains (losses) on investments    10,115,629      25,593,693        (58,119,608)
                                                     ---------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                  10,248,325      23,357,554        (49,988,442)
                                                     ---------------- --------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          10,718,881      12,318,583         14,999,619
  Net transfers (including fixed account)               (1,300,480)     (3,005,856)         1,043,191
  Policy charges                                        (6,692,430)     (7,526,267)        (8,338,234)
  Transfers for policy benefits and terminations        (8,337,607)     (7,889,956)        (9,534,098)
                                                     ---------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (5,611,636)     (6,103,496)        (1,829,522)
                                                     ---------------- --------------- ------------------
     Net increase (decrease) in net assets               4,636,689      17,254,058        (51,817,964)
NET ASSETS:
  Beginning of year                                     97,408,026      80,153,968        131,971,932
                                                     ---------------- --------------- ------------------
  End of year                                        $ 102,044,715    $ 97,408,026       $ 80,153,968
                                                     ================ =============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                    AMERICAN FUNDS BOND
                                 SUB-ACCOUNT                            SUB-ACCOUNT
----------------------------------------------- -----------------------------------------------------
        2010            2009            2008            2010                   2009           2008
--------------- --------------- --------------- --------------- ---------------------- --------------
   $ 822,084       $ (54,836)     $ (278,181)      $ 332,007              $ 309,820      $ 509,217
    (559,314)     (3,601,127)      8,515,288           9,068               (214,520)      (130,803)
  12,145,067      26,946,229     (56,146,086)        404,253              1,122,817     (1,316,561)
--------------- --------------- --------------- --------------- ---------------------- --------------
  12,407,837      23,290,266     (47,908,979)        745,328              1,218,117       (938,147)
--------------- --------------- --------------- --------------- ---------------------- --------------
   6,061,267       7,079,950       8,917,881       1,226,399              1,113,974      1,467,896
  (1,489,513)     (1,594,366)      3,558,772         905,771              1,586,332        111,131
  (4,136,435)     (4,397,061)     (4,667,126)       (761,240)              (857,624)      (720,430)
  (6,400,586)     (4,444,554)     (7,270,865)     (1,306,177)              (586,063)      (700,812)
--------------- --------------- --------------- --------------- ---------------------- --------------
  (5,965,267)     (3,356,031)        538,662          64,753              1,256,619        157,785
--------------- --------------- --------------- --------------- ---------------------- --------------
   6,442,570      19,934,235     (47,370,317)        810,081              2,474,736       (780,362)
  60,520,918      40,586,683      87,957,000      11,500,823              9,026,087      9,806,449
--------------- --------------- --------------- --------------- ---------------------- --------------
$ 66,963,488    $ 60,520,918    $ 40,586,683    $ 12,310,904           $ 11,500,823    $ 9,026,087
=============== =============== =============== =============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     FIDELITY VIP EQUITY-INCOME
                                                                                    SUB-ACCOUNT
                                                     --------------- ----------------------------- ---------------
                                                             2010                          2009            2008
                                                     --------------- ----------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,130,202                   $ 1,401,140     $ 2,278,274
  Net realized gains (losses)                          (3,299,985)                   (6,463,819)     (3,382,730)
  Change in unrealized gains (losses) on investments   14,741,314                    26,930,907     (63,561,281)
                                                     --------------- ----------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 12,571,531                    21,868,228     (64,665,737)
                                                     --------------- ----------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          8,146,548                     9,364,353      11,209,202
  Net transfers (including fixed account)              (1,736,719)                   (3,739,353)     (4,090,826)
  Policy charges                                       (5,662,822)                   (6,361,510)     (6,978,124)
  Transfers for policy benefits and terminations      (10,189,391)                   (8,564,172)    (14,923,024)
                                                     --------------- ----------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (9,442,384)                   (9,300,682)    (14,782,772)
                                                     --------------- ----------------------------- ---------------
     Net increase (decrease) in net assets              3,129,147                    12,567,546     (79,448,509)
NET ASSETS:
  Beginning of year                                    93,824,853                    81,257,307     160,705,816
                                                     --------------- ----------------------------- ---------------
  End of year                                        $ 96,954,000                  $ 93,824,853    $ 81,257,307
                                                     =============== ============================= ===============

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MIST T. ROWE PRICE MID CAP GROWTH                                 MIST PIMCO TOTAL RETURN
                        SUB-ACCOUNT                                             SUB-ACCOUNT
-------------------------------------------------- -----------------------------------------------------------
        2010            2009               2008             2010                       2009            2008
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
   $ (86,813)      $ (72,931)         $ (76,922)     $ 4,421,669                $ 5,084,898     $ 2,204,833
     160,492        (848,226)         2,130,651        1,625,317                  3,101,557       1,515,054
   5,836,527       8,055,334        (12,799,749)       2,590,696                  3,644,992      (3,610,480)
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
   5,910,206       7,134,177        (10,746,020)       8,637,682                 11,831,447         109,407
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
   1,983,466       2,184,882          2,658,331        6,592,118                  7,065,605       7,515,531
    (701,007)      1,331,637          2,457,487       55,578,380                  9,682,378       9,342,712
  (1,449,672)     (1,520,531)        (1,486,566)      (5,453,672)                (5,490,730)     (4,420,164)
  (2,501,353)     (1,909,520)        (2,293,992)     (10,562,872)                (9,024,684)     (6,284,542)
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
  (2,668,566)         86,468          1,335,260       46,153,954                  2,232,569       6,153,537
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
   3,241,640       7,220,645         (9,410,760)      54,791,636                 14,064,016       6,262,944
  23,004,193      15,783,548         25,194,308       78,686,535                 64,622,519      58,359,575
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
$ 26,245,833    $ 23,004,193       $ 15,783,548    $ 133,478,171               $ 78,686,535    $ 64,622,519
=============== =============== ================== ================ ========================== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    MIST RCM TECHNOLOGY
                                                                            SUB-ACCOUNT
                                                     ----------------------------------------------------
                                                            2010                   2009           2008
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (28,638)             $ (20,200)     $ 737,704
  Net realized gains (losses)                           (101,804)              (419,666)     1,145,060
  Change in unrealized gains (losses) on investments   2,178,257              3,015,676     (5,060,257)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 2,047,815              2,575,810     (3,177,493)
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           818,126                858,710        848,033
  Net transfers (including fixed account)                 60,620                909,488      1,587,222
  Policy charges                                        (630,185)              (575,579)      (457,352)
  Transfers for policy benefits and terminations        (416,119)              (430,736)      (643,118)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (167,558)               761,883      1,334,785
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets             1,880,257              3,337,693     (1,842,708)
NET ASSETS:
  Beginning of year                                    7,423,249              4,085,556      5,928,264
                                                     -------------- ---------------------- --------------
  End of year                                        $ 9,303,506            $ 7,423,249    $ 4,085,556
                                                     ============== ====================== ==============

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                       MIST INVESCO SMALL CAP GROWTH
                       SUB-ACCOUNT                                         SUB-ACCOUNT
---------------------------------------------------- -----------------------------------------------
       2010                   2009           2008           2010           2009              2008
-------------- ---------------------- -------------- -------------- -------------- -----------------
   $ 42,471               $ 51,392       $ 61,700      $ (12,247)     $ (11,460)        $ (16,506)
   (292,940)              (818,312)       (57,776)       (17,979)      (546,326)          197,427
  1,500,882              2,418,051     (3,177,298)       775,740      1,398,839        (2,172,723)
-------------- ---------------------- -------------- -------------- -------------- -----------------
  1,250,413              1,651,131     (3,173,374)       745,514        841,053        (1,991,802)
-------------- ---------------------- -------------- -------------- -------------- -----------------
    719,923                814,593      1,028,490        314,972        353,606           553,965
   (640,534)              (227,858)      (298,462)      (316,173)      (311,768)          (34,707)
   (417,120)              (464,019)      (455,388)      (253,110)      (298,613)         (312,584)
   (531,044)              (747,242)      (754,985)      (282,131)      (316,161)         (431,652)
-------------- ---------------------- -------------- -------------- -------------- -----------------
   (868,775)              (624,526)      (480,345)      (536,442)      (572,936)         (224,978)
-------------- ---------------------- -------------- -------------- -------------- -----------------
    381,638              1,026,605     (3,653,719)       209,072        268,117        (2,216,780)
  5,903,359              4,876,754      8,530,473      3,190,548      2,922,431         5,139,211
-------------- ---------------------- -------------- -------------- -------------- -----------------
$ 6,284,997            $ 5,903,359    $ 4,876,754    $ 3,399,620    $ 3,190,548       $ 2,922,431
============== ====================== ============== ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                       MIST HARRIS OAKMARK INTERNATIONAL
                                                                             SUB-ACCOUNT
                                                     --------------------------------------------------
                                                             2010            2009               2008
                                                     --------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 744,091     $ 2,534,120          $ 670,394
  Net realized gains (losses)                            (893,970)     (3,023,910)         4,175,267
  Change in unrealized gains (losses) on investments    6,862,962      15,307,223        (25,488,640)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,713,083      14,817,433        (20,642,979)
                                                     --------------- --------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,772,704       4,313,265          5,616,116
  Net transfers (including fixed account)               1,576,533       1,091,471         (4,931,984)
  Policy charges                                       (2,603,923)     (2,667,128)        (2,752,437)
  Transfers for policy benefits and terminations       (4,168,062)     (3,245,653)        (4,129,365)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,422,748)       (508,045)        (6,197,670)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets              5,290,335      14,309,388        (26,840,649)
NET ASSETS:
  Beginning of year                                    42,527,479      28,218,091         55,058,740
                                                     --------------- --------------- ------------------
  End of year                                        $ 47,817,814    $ 42,527,479       $ 28,218,091
                                                     =============== =============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH        MIST CLARION GLOBAL REAL ESTATE
                                  SUB-ACCOUNT                            SUB-ACCOUNT
------------------------------------------------ --------------------------------------------------
       2010           2009               2008            2010            2009               2008
-------------- -------------- ------------------ --------------- --------------- ------------------
   $ (9,720)      $ (5,275)          $ (9,732)    $ 1,320,066       $ 438,706          $ 328,129
    (72,844)      (394,944)          (118,012)     (1,138,156)     (1,910,846)           557,852
    639,822        901,647         (1,008,306)      2,336,045       5,915,589        (10,483,737)
-------------- -------------- ------------------ --------------- --------------- ------------------
    557,258        501,428         (1,136,050)      2,517,955       4,443,449         (9,597,756)
-------------- -------------- ------------------ --------------- --------------- ------------------
    294,051        353,242            431,946       2,467,072       2,740,172          3,827,534
    524,020        117,745             86,137        (334,623)       (881,546)           (44,314)
   (175,563)      (180,740)          (159,490)     (1,419,689)     (1,600,762)        (1,955,257)
   (254,121)      (220,726)          (318,548)     (1,701,589)     (1,285,831)        (2,390,982)
-------------- -------------- ------------------ --------------- --------------- ------------------
    388,387         69,521             40,045        (988,829)     (1,027,967)          (563,019)
-------------- -------------- ------------------ --------------- --------------- ------------------
    945,645        570,949         (1,096,005)      1,529,126       3,415,482        (10,160,775)
  2,285,854      1,714,905          2,810,910      16,832,855      13,417,373         23,578,148
-------------- -------------- ------------------ --------------- --------------- ------------------
$ 3,231,499    $ 2,285,854        $ 1,714,905    $ 18,361,981    $ 16,832,855       $ 13,417,373
============== ============== ================== =============== =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MIST MFS RESEARCH INTERNATIONAL
                                                                               SUB-ACCOUNT
                                                     ----------------------------------------------------
                                                              2010             2009               2008
                                                     ---------------- ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,434,857      $ 2,892,968          $ (74,869)
  Net realized gains (losses)                           (5,127,391)      (8,518,143)        (1,197,336)
  Change in unrealized gains (losses) on investments    14,487,678       33,302,946        (68,263,188)
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                  10,795,144       27,677,771        (69,535,393)
                                                     ---------------- ---------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           8,718,971       10,534,651          9,096,752
  Net transfers (including fixed account)               (4,712,965)      (6,269,892)       153,726,724
  Policy charges                                        (5,745,343)      (6,297,302)        (6,426,159)
  Transfers for policy benefits and terminations       (11,993,877)     (11,085,950)       (12,521,632)
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (13,733,214)     (13,118,493)       143,875,685
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets              (2,938,070)      14,559,278         74,340,292
NET ASSETS:
  Beginning of year                                    110,984,361       96,425,083         22,084,791
                                                     ---------------- ---------------- ------------------
  End of year                                        $ 108,046,291    $ 110,984,361       $ 96,425,083
                                                     ================ ================ ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MIST LORD ABBETT BOND DEBENTURE                MIST OPPENHEIMER CAPITAL APPRECIATION
                        SUB-ACCOUNT                                          SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
        2010            2009               2008           2010           2009                2008
--------------- --------------- ------------------ -------------- -------------- -------------------
 $ 2,130,193     $ 2,379,345        $ 1,403,514        $ 3,123       $ (2,330)           $ 29,640
     156,160        (564,005)            85,386        (45,364)       (85,472)             94,422
   1,933,298       8,294,995         (8,532,743)       129,867        359,509            (620,791)
--------------- --------------- ------------------ -------------- -------------- -------------------
   4,219,651      10,110,335         (7,043,843)        87,626        271,707            (496,729)
--------------- --------------- ------------------ -------------- -------------- -------------------
   3,308,190       3,647,703          4,245,887        160,861        151,996             158,612
    (296,189)     (1,587,805)          (689,222)       (31,921)        43,113             205,857
  (2,739,739)     (3,112,864)        (3,049,316)       (66,170)       (71,045)            (58,204)
  (3,188,900)     (3,806,499)        (3,670,788)       (46,378)       (59,492)           (120,860)
--------------- --------------- ------------------ -------------- -------------- -------------------
  (2,916,638)     (4,859,465)        (3,163,439)        16,392         64,572             185,405
--------------- --------------- ------------------ -------------- -------------- -------------------
   1,303,013       5,250,870        (10,207,282)       104,018        336,279            (311,324)
  34,404,418      29,153,548         39,360,830        925,105        588,826             900,150
--------------- --------------- ------------------ -------------- -------------- -------------------
$ 35,707,431    $ 34,404,418       $ 29,153,548    $ 1,029,123      $ 925,105           $ 588,826
=============== =============== ================== ============== ============== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    MIST SSGA GROWTH ETF
                                                                             SUB-ACCOUNT
                                                     -------------- ----------------------- ------------
                                                            2010                    2009         2008
                                                     -------------- ----------------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 24,417                 $ 4,716      $ 9,847
  Net realized gains (losses)                             35,698                 (89,486)     (85,755)
  Change in unrealized gains (losses) on investments     272,740                 271,303     (157,789)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                   332,855                 186,533     (233,697)
                                                     -------------- ----------------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           247,801                 104,681      112,343
  Net transfers (including fixed account)                613,415               1,435,127       89,065
  Policy charges                                        (128,467)                (66,695)     (58,139)
  Transfers for policy benefits and terminations        (318,921)                (59,871)    (190,748)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          413,828               1,413,242      (47,479)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets               746,683               1,599,775     (281,176)
NET ASSETS:
  Beginning of year                                    2,135,805                 536,030      817,206
                                                     -------------- ----------------------- ------------
  End of year                                        $ 2,882,488             $ 2,135,805    $ 536,030
                                                     ============== ======================= ============

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MIST SSGA GROWTH AND INCOME ETF             MIST PIMCO INFLATION PROTECTED BOND
                      SUB-ACCOUNT                                     SUB-ACCOUNT
--------------------------------------------- -------------------------------------------------
       2010           2009            2008            2010            2009              2008
-------------- -------------- --------------- --------------- --------------- -----------------
   $ 42,314       $ 22,009        $ 12,507       $ 263,120       $ 302,874         $ 166,049
     28,439        (31,741)        (99,156)        488,332         (56,642)         (146,218)
    502,476        362,038        (152,331)        185,894       1,214,160          (887,227)
-------------- -------------- --------------- --------------- --------------- -----------------
    573,229        352,306        (238,980)        937,346       1,460,392          (867,396)
-------------- -------------- --------------- --------------- --------------- -----------------
    508,391        340,020          98,174       1,120,043       1,009,761           668,093
  2,640,634      1,534,271         138,560       2,783,339       3,297,674         7,471,629
   (214,613)       (71,392)        (27,773)       (859,172)       (805,216)         (348,053)
   (175,920)      (107,776)        (47,115)     (1,533,356)     (1,143,561)       (1,143,906)
-------------- -------------- --------------- --------------- --------------- -----------------
  2,758,492      1,695,123         161,846       1,510,854       2,358,658         6,647,763
-------------- -------------- --------------- --------------- --------------- -----------------
  3,331,721      2,047,429         (77,134)      2,448,200       3,819,050         5,780,367
  2,510,432        463,003         540,137      11,179,291       7,360,241         1,579,874
-------------- -------------- --------------- --------------- --------------- -----------------
$ 5,842,153    $ 2,510,432       $ 463,003    $ 13,627,491    $ 11,179,291       $ 7,360,241
============== ============== =============== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                          MIST LEGG MASON VALUE EQUITY
                                                                           SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2010           2009              2008
                                                     -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 141,206       $ 93,129         $ (17,021)
  Net realized gains (losses)                           (391,348)      (881,701)         (426,940)
  Change in unrealized gains (losses) on investments     834,674      3,048,546        (7,398,268)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                   584,532      2,259,974        (7,842,229)
                                                     -------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,155,018      1,375,011         1,535,299
  Net transfers (including fixed account)                (36,373)      (308,473)         (435,099)
  Policy charges                                        (626,605)      (723,859)         (725,186)
  Transfers for policy benefits and terminations        (719,282)      (660,346)       (1,505,276)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (227,242)      (317,667)       (1,130,262)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets               357,290      1,942,307        (8,972,491)
NET ASSETS:
  Beginning of year                                    8,101,902      6,159,595        15,132,086
                                                     -------------- -------------- -----------------
  End of year                                        $ 8,459,192    $ 8,101,902       $ 6,159,595
                                                     ============== ============== =================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MIST BLACKROCK LARGE CAP CORE                                     MIST JANUS FORTY
                      SUB-ACCOUNT                                          SUB-ACCOUNT
---------------------------------------------- --------------------------------------------------
       2010           2009             2008            2010                2009           2008
-------------- -------------- ---------------- --------------- ------------------- --------------
   $ 26,889       $ 22,299          $ 9,872       $ 191,691           $ (40,875)     $ 399,193
    (42,331)      (122,553)         (61,099)       (184,054)           (557,145)      (275,580)
    327,023        478,999         (802,205)      1,185,370           4,191,424     (5,405,174)
-------------- -------------- ---------------- --------------- ------------------- --------------
    311,581        378,745         (853,432)      1,193,007           3,593,404     (5,281,561)
-------------- -------------- ---------------- --------------- ------------------- --------------
    279,603        315,985          286,979       1,525,553           1,292,453      1,159,391
    177,812        468,906          290,541         857,808           2,186,670      9,116,185
   (194,379)      (203,095)        (119,003)       (937,761)           (891,797)      (574,801)
   (136,559)      (148,289)        (177,002)     (1,251,700)           (823,905)      (928,859)
-------------- -------------- ---------------- --------------- ------------------- --------------
    126,477        433,507          281,515         193,900           1,763,421      8,771,916
-------------- -------------- ---------------- --------------- ------------------- --------------
    438,058        812,252         (571,917)      1,386,907           5,356,825      3,490,355
  2,299,746      1,487,494        2,059,411      13,203,931           7,847,106      4,356,751
-------------- -------------- ---------------- --------------- ------------------- --------------
$ 2,737,804    $ 2,299,746      $ 1,487,494    $ 14,590,838        $ 13,203,931    $ 7,847,106
============== ============== ================ =============== =================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                                        MIST
                                                                              MORGAN STANLEY
                                                                              MID CAP GROWTH
                                                                                 SUB-ACCOUNT
                                                                              -----------------
                                                                                     2010 (a)
                                                                              -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                                     $ (59,367)
  Net realized gains (losses)                                                         57,408
  Change in unrealized gains (losses) on investments                               3,178,883
                                                                              -----------------
     Net increase (decrease) in net assets resulting from operations               3,176,924
                                                                              -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                                     1,485,700
  Net transfers (including fixed account)                                         17,942,665
  Policy charges                                                                    (887,564)
  Transfers for policy benefits and terminations                                  (1,102,236)
                                                                              -----------------
     Net increase (decrease) in net assets resulting from policy transactions     17,438,565
                                                                              -----------------
     Net increase (decrease) in net assets                                        20,615,489
NET ASSETS:
  Beginning of year                                                                       --
                                                                              -----------------
  End of year                                                                   $ 20,615,489
                                                                              =================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUB-ACCOUNTS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2010:

MSF Zenith Equity Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Money Market Sub-Account
MSF MFS Total Return Sub-Account
MSF Met/Artisan Mid Cap Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Loomis Sayles Small Cap Core Sub-Account
MSF Davis Venture Value Sub-Account
MSF BlackRock Legacy Large Cap Growth Sub-Account
MSF Western Asset Management U.S. Government Sub-Account
MSF Western Asset Management Strategic Bond Opportunities Sub-Account MSF Jennison Growth Sub-Account
MSF Russell 2000 Index Sub-Account
MSF Artio International Stock Sub-Account
MSF Neuberger Berman Genesis Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Barclays Capital Aggregate Bond Index Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF Loomis Sayles Small Cap Growth Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF MFS Value Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Diversified Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Bond Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONTINUED)

Fidelity VIP Equity-Income Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account
MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account
MIST Lazard Mid Cap Sub-Account
MIST Invesco Small Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Legg Mason ClearBridge Aggressive Growth Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST MFS Research International Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Janus Forty Sub-Account
MIST Morgan Stanley Mid Cap Growth Sub-Account*

*This Sub-Account began operations during the year ended December 31, 2010.

3. PORTFOLIO CHANGES

The following Sub-Account ceased operations during the year ended December 31, 2010:

MSF FI Mid Cap Opportunities Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2010:

NAME CHANGES:

FORMER NAME                                  NEW NAME
-------------------------------------------- -----------------------------------------------
(MSF) BlackRock Strategic Value Portfolio    (MSF) Neuberger Berman Genesis Portfolio
(MIST) Met/AIM Small Cap Growth Portfolio    (MIST) Invesco Small Cap Growth Portfolio
(MIST) Legg Mason Partners Aggressive Growth (MIST) Legg Mason ClearBridge Aggressive Growth
  Portfolio                                    Portfolio

MERGER:

FORMER PORTFOLIO                             NEW PORTFOLIO
-------------------------------------------- -----------------------------------------------
(MSF) FI Mid Cap Opportunities Portfolio     (MIST) Morgan Stanley Mid Cap Growth Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION -- (CONTINUED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level
1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts as of the end of the valuation period in which received, as provided in the prospectus. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value for each of the Sub-Accounts.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the portfolio, series, or fund including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the portfolio, series or fund.

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2010:

Mortality and Expense Risk           0.00% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

For some Policies, a Mortality and Expense Risk charge ranging from 0.10% to 0.90% and an Administrative charge of 0.35% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.38 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, the Policies impose a surrender charge if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                    FOR THE YEAR ENDED
                                                       AS OF DECEMBER 31, 2010      DECEMBER 31, 2010
                                                       ----------------------- ----------------------------
                                                                                  COST OF      PROCEEDS
                                                       SHARES      COST ($)    PURCHASES ($) FROM SALES ($)
                                                       ---------- ------------ ------------- --------------
MSF Zenith Equity Sub-Account                           1,430,432 515,552,032     8,109,060     46,628,124
MSF BlackRock Bond Income Sub-Account                    925,588  100,049,675     6,652,759     11,700,437
MSF BlackRock Money Market Sub-Account                   748,908   74,890,848    26,465,549    209,115,793
MSF MFS Total Return Sub-Account                         706,242   94,396,458     3,923,347     12,642,639
MSF Met/Artisan Mid Cap Value Sub-Account                580,506  118,153,826     1,675,125     10,096,981
MSF FI Value Leaders Sub-Account                         344,170   56,575,535     1,247,830      4,485,384
MSF Loomis Sayles Small Cap Core Sub-Account             598,810  117,246,706     1,073,073     14,548,915
MSF Davis Venture Value Sub-Account                     8,051,916 205,889,721     3,224,618     28,882,461
MSF BlackRock Legacy Large Cap Growth Sub-Account       6,213,269 124,305,453       989,851     17,039,293
MSF Western Asset Management U.S. Government
  Sub-Account                                            750,189    9,021,187     1,551,625      1,623,603
MSF Western Asset Management Strategic Bond
  Opportunities Sub-Account                             1,319,459  15,946,736     3,953,868      3,049,430
MSF Jennison Growth Sub-Account                          502,675    5,424,334       580,191        894,097
MSF Russell 2000 Index Sub-Account                      1,602,407  20,385,992     1,338,081      3,878,461
MSF Artio International Stock Sub-Account               2,899,570  30,608,115       984,558      3,787,078
MSF Neuberger Berman Genesis Sub-Account                3,246,307  50,060,677       904,948      4,265,527
MSF MetLife Stock Index Sub-Account                     4,832,888 142,757,582     3,927,705     14,895,109
MSF Barclays Capital Aggregate Bond Index Sub-Account  12,634,230 139,432,895   116,615,719      4,816,914
MSF Morgan Stanley EAFE Index Sub-Account               1,212,867  15,210,249     1,208,514      3,047,707
MSF MetLife Mid Cap Stock Index Sub-Account             1,410,634  17,820,838     1,346,568      2,458,871
MSF Loomis Sayles Small Cap Growth Sub-Account           610,404    5,443,381       749,508      1,298,461
MSF BlackRock Large Cap Value Sub-Account               1,035,964  11,652,956     1,117,542      1,325,724
MSF Neuberger Berman Mid Cap Value Sub-Account          1,606,449  30,776,594     1,549,045      3,574,503
MSF MFS Value Sub-Account                               1,048,996  12,488,957     1,669,881      1,565,958
MSF T. Rowe Price Large Cap Growth Sub-Account           573,255    7,712,915     1,299,832        855,590
MSF T. Rowe Price Small Cap Growth Sub-Account           364,858    5,000,950     1,395,820        882,293
MSF Oppenheimer Global Equity Sub-Account                529,684    7,472,887     2,329,303      2,056,440
MSF BlackRock Aggressive Growth Sub-Account              117,722    2,765,281       684,344        874,858
MSF BlackRock Diversified Sub-Account                    191,918    2,938,384       705,657        671,180
MSF MetLife Conservative Allocation Sub-Account          649,775    6,958,634     4,414,477      1,306,981
MSF MetLife Conservative to Moderate Allocation
  Sub-Account                                            872,391    9,023,019     4,202,485      1,795,808
MSF MetLife Moderate Allocation Sub-Account             3,718,186  38,802,291     8,719,218      4,206,205
MSF MetLife Moderate to Aggressive Allocation
  Sub-Account                                           4,787,724  50,772,294     6,230,079      9,732,951
MSF MetLife Aggressive Allocation Sub-Account            711,827    7,443,997     1,300,742      1,315,469
American Funds Growth Sub-Account                       3,142,370 160,655,037     3,687,573     21,703,878
American Funds Growth-Income Sub-Account                2,980,338 104,155,766     4,288,462      8,791,885
American Funds Global Small Capitalization Sub-Account  3,137,574  63,100,335     2,649,242      7,785,068
American Funds Bond Sub-Account                         1,166,834  12,458,198     3,033,014      2,636,481
Fidelity VIP Equity-Income Sub-Account                  5,097,981 114,148,477     2,937,148     11,266,922
MIST T. Rowe Price Mid Cap Growth Sub-Account           2,653,022  21,463,699     1,479,752      4,243,836
MIST PIMCO Total Return Sub-Account                    10,709,931 127,642,392    68,440,915     17,160,194
MIST RCM Technology Sub-Account                         1,900,471   8,126,811     1,180,573      1,378,350
MIST Lazard Mid Cap Sub-Account                          551,660    6,679,533       654,028      1,481,445
MIST Invesco Small Cap Growth Sub-Account                240,404    2,979,805       180,845        729,490
MIST Harris Oakmark International Sub-Account           3,471,449  50,687,153     4,296,616      4,978,506
MIST Legg Mason ClearBridge Aggressive Growth
  Sub-Account                                            428,646    2,873,451     1,368,206        999,463
MIST Clarion Global Real Estate Sub-Account             1,796,149  24,360,993     2,758,788      2,426,484
MIST MFS Research International Sub-Account            10,518,157 128,316,234     3,914,724     16,165,075
MIST Lord Abbett Bond Debenture Sub-Account             2,752,331  32,922,219     3,652,072      4,438,525
MIST Oppenheimer Capital Appreciation Sub-Account        167,116    1,168,785       186,159        166,147

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                FOR THE YEAR ENDED
                                                   AS OF DECEMBER 31, 2010      DECEMBER 31, 2010
                                                   ----------------------- ----------------------------
                                                                              COST OF      PROCEEDS
                                                   SHARES    COST ($)      PURCHASES ($) FROM SALES ($)
                                                   --------- ------------- ------------- --------------
MIST SSgA Growth ETF Sub-Account                     260,248  2,491,482         852,508        410,417
MIST SSgA Growth and Income ETF Sub-Account          510,197  5,141,367       3,209,953        395,271
MIST PIMCO Inflation Protected Bond Sub-Account    1,193,587 13,069,883       5,280,481      3,178,729
MIST Legg Mason Value Equity Sub-Account           1,295,524 12,168,169         671,935        749,978
MIST BlackRock Large Cap Core Sub-Account            316,175  2,729,116         645,383        483,575
MIST Janus Forty Sub-Account                         209,113 14,313,750       3,118,613      2,728,184
MIST Morgan Stanley Mid Cap Growth Sub-Account (a) 1,732,140 17,450,902      18,812,047      1,418,553

(a) For the period May 3, 2010 to December 31, 2010.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of expense ratios and total returns.

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolio, series, or fund, and the investment income ratio to average net assets, for the respective stated periods in the five years ended December 31, 2010. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                    AS OF
                                                  DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                  -------------- ------------------------------------------------
                                                                 INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                   INCOME        LOWEST TO         LOWEST TO
                                                  NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                  -------------- ------------- ---------------- -----------------
MSF Zenith Equity Sub-Account                2010 456,024,164        1.58        0.00 - 0.90       13.11 - 14.14
                                             2009 443,638,026        5.79        0.20 - 0.90       29.24 - 30.41
                                             2008 376,112,791        2.70        0.20 - 0.90    (39.08) - (38.52)
                                             2007 688,309,329        0.76        0.20 - 0.90         4.31 - 5.26
                                             2006 734,057,930        0.53        0.00 - 0.90         7.31 - 8.28
MSF BlackRock Bond Income Sub-Account        2010 100,232,236        3.95        0.00 - 0.90         7.37 - 8.34
                                             2009 101,112,788        7.11        0.20 - 0.90         8.49 - 9.47
                                             2008 109,299,291        5.22        0.20 - 0.90      (4.30) - (3.43)
                                             2007 126,621,372        3.31        0.20 - 0.90         5.34 - 6.29
                                             2006 135,026,897        5.70        0.00 - 0.90         3.48 - 4.41
MSF BlackRock Money Market Sub-Account       2010  74,836,337        0.01        0.00 - 0.90       (0.89) - 0.01
                                             2009 257,365,593        0.43        0.20 - 0.90       (0.48) - 0.42
                                             2008 274,303,548        2.80        0.20 - 0.90         1.97 - 2.89
                                             2007 261,581,445        4.94        0.20 - 0.90         4.09 - 5.04
                                             2006  98,569,401        4.66        0.00 - 0.90         3.88 - 4.81
MSF MFS Total Return Sub-Account             2010  91,840,770        3.05        0.00 - 0.90        9.09 - 10.08
                                             2009  94,616,514        4.41        0.20 - 0.90       17.54 - 18.60
                                             2008  90,118,925        3.64        0.20 - 0.90    (22.85) - (22.15)
                                             2007 128,431,968        2.19        0.20 - 0.90         3.44 - 4.38
                                             2006 135,222,422        3.59        0.00 - 0.90       11.21 - 12.21
MSF Met/Artisan Mid Cap Value Sub-Account    2010  98,195,102        0.76        0.00 - 0.90       14.01 - 15.04
                                             2009  94,117,099        1.15        0.20 - 0.90       40.30 - 41.56
                                             2008  74,291,633        0.39        0.20 - 0.90    (46.49) - (46.00)
                                             2007 157,882,498        0.57        0.20 - 0.90      (7.68) - (6.84)
                                             2006 193,589,963        0.31        0.00 - 0.90       11.45 - 12.45
MSF FI Value Leaders Sub-Account             2010  48,749,943        1.61        0.00 - 0.90       13.54 - 14.56
                                             2009  46,359,599        2.90        0.20 - 0.90       20.75 - 21.85
                                             2008  43,315,187        1.95        0.20 - 0.90    (38.95) - (38.50)
                                             2007  78,919,923        0.96        0.20 - 0.90         3.26 - 4.20
                                             2006  86,759,521        1.12        0.00 - 0.90       10.93 - 11.93
MSF Loomis Sayles Small Cap Core Sub-Account 2010 133,490,199        0.10        0.00 - 0.90       26.38 - 27.53
                                             2009 117,227,778        0.29        0.20 - 0.90       29.08 - 30.25
                                             2008 101,934,163         --         0.20 - 0.90    (36.47) - (35.89)
                                             2007 174,428,227        0.08        0.20 - 0.90       10.89 - 11.90
                                             2006 171,548,147         --         0.00 - 0.90       15.64 - 16.68

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF
                                                       DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                       -------------- ------------------------------------------------
                                                                      INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                        INCOME        LOWEST TO         LOWEST TO
                                                       NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                       -------------- ------------- ---------------- -----------------
MSF Davis Venture Value Sub-Account               2010 251,582,635        1.03        0.00 - 0.90       11.00 - 12.00
                                                  2009 252,306,022        1.60        0.20 - 0.90       30.80 - 31.99
                                                  2008 214,256,548        1.37        0.20 - 0.90    (39.89) - (39.35)
                                                  2007 383,166,627        0.80        0.20 - 0.90         3.64 - 4.58
                                                  2006 391,428,706        0.83        0.00 - 0.90       13.56 - 14.58
MSF BlackRock Legacy Large Cap Growth Sub-Account 2010 170,535,619        0.23        0.00 - 0.90       16.92 - 19.82
                                                  2009 158,130,679        0.68        0.20 - 0.90       33.35 - 36.79
                                                  2008 129,720,981        0.45        0.20 - 0.90    (37.08) - (36.51)
                                                  2007 224,783,521        0.20        0.20 - 0.90       17.65 - 18.72
                                                  2006 210,532,191        0.12        0.00 - 0.90         3.20 - 4.13
MSF Western Asset Management U.S. Government      2010   9,114,088        2.70        0.00 - 0.90         4.78 - 5.81
  Sub-Account                                     2009   8,949,802        4.49        0.20 - 0.90         3.74 - 4.33
                                                  2008   8,118,034        4.39        0.20 - 0.90      (1.26) - (0.36)
                                                  2007   8,555,333        1.62        0.20 - 0.90         3.41 - 4.35
                                                  2006  23,111,882        1.96        0.00 - 0.90         3.23 - 4.16
MSF Western Asset Management Strategic Bond       2010  17,002,232        6.07        0.00 - 0.90       11.72 - 12.73
  Opportunities Sub-Account                       2009  15,164,958        6.64        0.20 - 0.90       31.04 - 32.22
                                                  2008  12,005,795        4.12        0.20 - 0.90    (15.78) - (15.01)
                                                  2007  15,153,416        2.75        0.20 - 0.90         3.10 - 4.03
                                                  2006  13,995,776        5.01        0.00 - 0.90         4.12 - 5.06
MSF Jennison Growth Sub-Account                   2010   6,084,336        0.59        0.00 - 0.90       10.63 - 11.63
                                                  2009   5,789,441        0.18        0.20 - 0.90       38.73 - 39.99
                                                  2008   4,512,970        2.48        0.20 - 0.90    (37.00) - (36.43)
                                                  2007   7,939,226        0.43        0.20 - 0.90       10.67 - 11.67
                                                  2006   7,744,244         --         0.00 - 0.90         1.84 - 2.76
MSF Russell 2000 Index Sub-Account                2010  21,334,669        1.11        0.00 - 0.90       25.78 - 26.92
                                                  2009  19,323,894        2.06        0.20 - 0.90       24.88 - 26.01
                                                  2008  16,940,477        1.27        0.20 - 0.90    (34.10) - (33.50)
                                                  2007  27,058,478        0.93        0.20 - 0.90      (2.40) - (1.51)
                                                  2006  27,456,436        0.86        0.00 - 0.90       16.91 - 17.96
MSF Artio International Stock Sub-Account         2010  28,928,635        1.58        0.00 - 0.90         6.25 - 7.21
                                                  2009  30,251,926        0.72        0.20 - 0.90       21.07 - 22.17
                                                  2008  26,094,744        3.17        0.20 - 0.90    (44.63) - (44.13)
                                                  2007  49,449,098        1.07        0.20 - 0.90        9.34 - 10.33
                                                  2006  49,321,383        1.49        0.00 - 0.90       15.45 - 16.49
MSF Neuberger Berman Genesis Sub-Account          2010  37,222,521        0.51        0.00 - 0.90       20.49 - 21.58
                                                  2009  34,009,004        1.14        0.20 - 0.90       12.14 - 13.15
                                                  2008  33,591,081        0.55        0.20 - 0.90    (38.96) - (38.40)
                                                  2007  63,338,831        0.31        0.20 - 0.90      (4.32) - (3.45)
                                                  2006  73,818,143        0.31        0.00 - 0.90       15.69 - 16.73
MSF MetLife Stock Index Sub-Account               2010 143,555,332        1.78        0.00 - 0.90       12.64 - 14.82
                                                  2009 138,028,869        2.79        0.20 - 0.90       26.24 - 28.14
                                                  2008 125,584,560        1.97        0.20 - 0.90    (37.67) - (37.10)
                                                  2007 221,661,531        1.05        0.20 - 0.90         4.29 - 5.23
                                                  2006 229,081,898        2.00        0.00 - 0.90       14.43 - 15.46

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                              AS OF
                                                           DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                           -------------- ------------------------------------------------
                                                                          INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                            INCOME        LOWEST TO         LOWEST TO
                                                           NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                           -------------- ------------- ---------------- -----------------
MSF Barclays Capital Aggregate Bond Index Sub-Account 2010 141,026,063        4.38        0.00 - 0.90         5.10 - 6.05
                                                      2009  28,158,308        6.22        0.20 - 0.90         4.22 - 5.17
                                                      2008  28,481,153        4.55        0.20 - 0.90         5.04 - 5.99
                                                      2007  28,756,872        4.78        0.20 - 0.90         5.91 - 6.87
                                                      2006  29,998,745        4.36        0.00 - 0.90         3.19 - 4.12
MSF Morgan Stanley EAFE Index Sub-Account             2010  14,469,634        2.79        0.00 - 0.90         7.22 - 8.19
                                                      2009  15,683,392        4.28        0.20 - 0.90       27.52 - 28.67
                                                      2008  13,171,852        2.94        0.20 - 0.90    (42.60) - (42.08)
                                                      2007  22,127,994        1.95        0.20 - 0.90        9.82 - 10.82
                                                      2006  18,004,926        1.70        0.00 - 0.90       24.60 - 25.72
MSF MetLife Mid Cap Stock Index Sub-Account           2010  19,549,154        1.00        0.00 - 0.90       25.15 - 26.28
                                                      2009  16,707,749        1.83        0.20 - 0.90       35.77 - 36.99
                                                      2008  12,417,112        1.42        0.20 - 0.90    (36.75) - (36.17)
                                                      2007  19,029,722        0.76        0.20 - 0.90         6.81 - 7.78
                                                      2006  17,068,454        1.22        0.00 - 0.90        9.11 - 10.10
MSF Loomis Sayles Small Cap Growth Sub-Account        2010   5,920,466         --         0.00 - 0.90       30.53 - 31.71
                                                      2009   5,041,503         --         0.20 - 0.90       28.77 - 29.93
                                                      2008   3,508,118         --         0.20 - 0.90    (41.70) - (41.17)
                                                      2007   7,074,259         --         0.20 - 0.90         3.60 - 4.54
                                                      2006   7,303,723         --         0.00 - 0.90        9.03 - 10.01
MSF BlackRock Large Cap Value Sub-Account             2010  10,582,253        1.06        0.00 - 0.90         8.24 - 9.22
                                                      2009  10,012,485        1.57        0.20 - 0.90       10.22 - 11.21
                                                      2008   8,896,096        0.83        0.20 - 0.90    (35.48) - (34.90)
                                                      2007  11,919,419        0.93        0.20 - 0.90         2.46 - 3.39
                                                      2006   8,839,326        1.20        0.00 - 0.90       18.26 - 19.32
MSF Neuberger Berman Mid Cap Value Sub-Account        2010  32,184,569        0.85        0.00 - 0.90       25.18 - 26.31
                                                      2009  27,580,805        1.60        0.20 - 0.90       46.77 - 48.10
                                                      2008  20,009,802        0.86        0.20 - 0.90    (47.82) - (47.34)
                                                      2007  39,717,343        0.55        0.20 - 0.90         2.52 - 3.45
                                                      2006  38,343,907        0.50        0.00 - 0.90       10.46 - 11.45
MSF MFS Value Sub-Account                             2010  12,898,085        1.46        0.00 - 0.90       10.43 - 11.42
                                                      2009  11,687,734         --         0.20 - 0.90       19.74 - 20.82
                                                      2008   8,439,584        1.91        0.20 - 0.90    (34.06) - (33.46)
                                                      2007  12,298,691        0.79        0.20 - 0.90      (4.66) - (3.79)
                                                      2006  13,615,792        0.80        0.00 - 0.90       17.06 - 18.11
MSF T. Rowe Price Large Cap Growth Sub-Account        2010   8,617,337        0.26        0.00 - 0.90       16.00 - 17.05
                                                      2009   6,987,452        0.65        0.20 - 0.90       42.15 - 43.44
                                                      2008   5,244,491        0.58        0.20 - 0.90    (42.41) - (41.88)
                                                      2007   7,948,169        0.42        0.20 - 0.90         8.40 - 9.39
                                                      2006   5,704,830        0.42        0.00 - 0.90       12.23 - 13.24
MSF T. Rowe Price Small Cap Growth Sub-Account        2010   5,965,369         --         0.00 - 0.90       33.69 - 34.90
                                                      2009   4,044,605        0.34        0.20 - 0.90       37.72 - 38.97
                                                      2008   2,962,465         --         0.20 - 0.90    (36.77) - (36.19)
                                                      2007   4,225,349         --         0.20 - 0.90         8.87 - 9.86
                                                      2006   4,128,650         --         0.00 - 0.90         2.97 - 3.90

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                   AS OF
                                                                 DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                                 -------------- ------------------------------------------------
                                                                                INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                                  INCOME        LOWEST TO         LOWEST TO
                                                                 NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                                 -------------- ------------- ---------------- -----------------
MSF Oppenheimer Global Equity Sub-Account                 2010      8,171,114       1.45        0.00 - 0.90       15.19 - 16.23
                                                          2009      6,833,450       2.42        0.20 - 0.90       39.06 - 40.31
                                                          2008      4,452,138       2.22        0.20 - 0.90    (40.90) - (40.37)
                                                          2007      6,383,391       1.08        0.20 - 0.90         5.53 - 6.49
                                                          2006      5,131,307       2.33        0.00 - 0.90       15.55 - 16.59
MSF BlackRock Aggressive Growth Sub-Account               2010      3,159,357       0.07        0.00 - 0.90       14.27 - 15.30
                                                          2009      2,945,625       0.19        0.20 - 0.90       48.10 - 49.44
                                                          2008      1,657,805        --         0.20 - 0.90    (46.21) - (45.73)
                                                          2007      2,233,228        --         0.20 - 0.90       19.49 - 20.58
                                                          2006      1,262,834        --         0.00 - 0.90         5.77 - 6.73
MSF BlackRock Diversified Sub-Account                     2010      3,014,919       1.89        0.00 - 0.90         8.67 - 9.65
                                                          2009      2,749,051       5.13        0.20 - 0.90       16.25 - 17.30
                                                          2008      2,615,227       2.79        0.20 - 0.90    (25.47) - (24.79)
                                                          2007      3,548,106       2.37        0.20 - 0.90         4.94 - 5.90
                                                          2006      3,414,636       2.35        0.00 - 0.90        9.54 - 10.53
MSF MetLife Conservative Allocation Sub-Account           2010      7,463,887       3.70        0.00 - 0.90        9.35 - 10.34
                                                          2009      4,027,394       3.48        0.20 - 0.90       19.65 - 20.73
                                                          2008      3,651,569       1.10        0.20 - 0.90    (14.87) - (14.10)
                                                          2007      2,013,623        --         0.20 - 0.90         4.79 - 5.74
                                                          2006        961,858       2.62        0.00 - 0.90         6.30 - 7.25
MSF MetLife Conservative to Moderate Allocation           2010      9,905,313       3.26        0.00 - 0.90       10.78 - 11.78
  Sub-Account
                                                          2009      6,804,874       2.95        0.20 - 0.90       22.89 - 24.00
                                                          2008      4,379,229       1.19        0.20 - 0.90    (22.13) - (21.42)
                                                          2007      3,279,205        --         0.20 - 0.90         4.11 - 5.06
                                                          2006      1,654,340       1.51        0.00 - 0.90         8.79 - 9.77
MSF MetLife Moderate Allocation Sub-Account               2010     41,392,977       2.75        0.00 - 0.90       12.45 - 13.47
                                                          2009     33,217,938       3.17        0.20 - 0.90       25.71 - 26.84
                                                          2008     25,987,914       1.01        0.20 - 0.90    (29.08) - (28.43)
                                                          2007     29,192,086       0.20        0.20 - 0.90         3.61 - 4.55
                                                          2006     16,573,938       1.85        0.00 - 0.90       11.18 - 12.18
MSF MetLife Moderate to Aggressive Allocation Sub-Account 2010     52,356,073       2.34        0.00 - 0.90       13.86 - 14.89
                                                          2009     49,951,198       2.79        0.20 - 0.90       28.27 - 29.43
                                                          2008     37,391,113       0.83        0.20 - 0.90    (35.55) - (34.96)
                                                          2007     40,468,536       0.20        0.20 - 0.90         3.18 - 4.12
                                                          2006     21,764,488       0.94        0.00 - 0.90       13.53 - 14.55
MSF MetLife Aggressive Allocation Sub-Account             2010      7,618,568       1.23        0.00 - 0.90       14.82 - 15.85
                                                          2009      6,669,381       2.43        0.20 - 0.90       30.74 - 31.92
                                                          2008      4,931,373       0.77        0.20 - 0.90    (40.82) - (40.28)
                                                          2007      7,131,044       0.27        0.20 - 0.90         2.55 - 3.48
                                                          2006      3,293,718       0.72        0.00 - 0.90       15.03 - 16.07
American Funds Growth Sub-Account                         2010    170,692,510       0.71        0.00 - 0.90       17.62 - 18.68
                                                          2009    162,060,936       0.66        0.20 - 0.90       38.16 - 39.41
                                                          2008    127,756,199       0.80        0.20 - 0.90    (44.47) - (43.97)
                                                          2007    235,822,089       0.78        0.20 - 0.90       11.34 - 12.35
                                                          2006    211,963,175       0.81        0.00 - 0.90        9.23 - 10.22

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                              AS OF
                                                            DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                            -------------- ------------------------------------------------
                                                                           INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                             INCOME        LOWEST TO         LOWEST TO
                                                            NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                            -------------- ------------- ---------------- -----------------
American Funds Growth-Income Sub-Account               2010 102,044,715        1.48        0.00 - 0.90       10.43 - 11.43
                                                       2009  97,408,026        1.61        0.20 - 0.90       30.07 - 31.24
                                                       2008  80,153,968        1.72        0.20 - 0.90    (38.41) - (37.85)
                                                       2007 131,971,932        1.54        0.20 - 0.90         4.10 - 5.04
                                                       2006 121,735,797        1.60        0.00 - 0.90       14.17 - 15.20
American Funds Global Small Capitalization Sub-Account 2010  66,963,488        1.72        0.00 - 0.90       21.32 - 22.41
                                                       2009  60,520,918        0.28        0.20 - 0.90       59.85 - 61.30
                                                       2008  40,586,683         --         0.20 - 0.90    (53.94) - (53.52)
                                                       2007  87,957,000        2.91        0.20 - 0.90       20.33 - 21.43
                                                       2006  66,602,309        0.46        0.00 - 0.90       22.95 - 24.05
American Funds Bond Sub-Account                        2010  12,310,904        2.96        0.00 - 0.90         5.49 - 6.44
  (Commenced 5/1/2006)                                 2009  11,500,823        3.32        0.20 - 0.90       11.60 - 12.61
                                                       2008   9,026,087        5.63        0.20 - 0.90     (10.16) - (9.35)
                                                       2007   9,806,449        9.07        0.20 - 0.90         2.40 - 3.33
                                                       2006   3,132,932        0.57        0.00 - 0.90         5.32 - 5.95
Fidelity VIP Equity-Income Sub-Account                 2010  96,954,000        1.81        0.00 - 0.90       14.12 - 15.15
                                                       2009  93,824,853        2.28        0.20 - 0.90       29.04 - 30.21
                                                       2008  81,257,307        2.39        0.20 - 0.90    (43.17) - (42.65)
                                                       2007 160,705,816        1.75        0.20 - 0.90         0.62 - 1.53
                                                       2006 175,481,284        3.32        0.00 - 0.90       19.12 - 20.19
MIST T. Rowe Price Mid Cap Growth Sub-Account          2010  26,245,833         --         0.00 - 0.90       26.93 - 28.07
                                                       2009  23,004,193         --         0.20 - 0.90       44.54 - 45.85
                                                       2008  15,783,548        0.07        0.20 - 0.90    (40.17) - (39.62)
                                                       2007  25,194,308        0.23        0.20 - 0.90       16.79 - 17.85
                                                       2006  21,555,907         --         0.00 - 0.90         5.61 - 6.56
MIST PIMCO Total Return Sub-Account                    2010 133,478,171        4.00        0.00 - 0.90         7.44 - 8.41
                                                       2009  78,686,535        7.42        0.20 - 0.90       17.33 - 18.39
                                                       2008  64,622,519        3.91        0.20 - 0.90       (0.27) - 0.64
                                                       2007  58,359,575        3.62        0.20 - 0.90         6.88 - 7.85
                                                       2006  46,125,778        2.55        0.00 - 0.90         3.87 - 4.80
MIST RCM Technology Sub-Account                        2010   9,303,506         --         0.00 - 0.90       27.12 - 28.27
                                                       2009   7,423,249         --         0.20 - 0.90       57.74 - 59.17
                                                       2008   4,085,556       13.22        0.20 - 0.90    (44.75) - (44.25)
                                                       2007   5,928,264         --         0.20 - 0.90       30.48 - 31.67
                                                       2006   3,796,537         --         0.00 - 0.90         4.54 - 5.48
MIST Lazard Mid Cap Sub-Account                        2010   6,284,997        1.07        0.00 - 0.90       22.15 - 23.25
                                                       2009   5,903,359        1.38        0.20 - 0.90       35.92 - 37.14
                                                       2008   4,876,754        1.27        0.20 - 0.90    (38.71) - (38.15)
                                                       2007   8,530,473        0.64        0.20 - 0.90      (3.35) - (2.47)
                                                       2006   6,762,364        0.53        0.00 - 0.90       13.85 - 14.87
MIST Invesco Small Cap Growth Sub-Account              2010   3,399,620         --         0.00 - 0.90       25.34 - 26.47
                                                       2009   3,190,548         --         0.20 - 0.90       33.01 - 34.21
                                                       2008   2,922,431         --         0.20 - 0.90    (39.15) - (38.60)
                                                       2007   5,139,211         --         0.20 - 0.90       10.40 - 11.40
                                                       2006   4,548,438         --         0.00 - 0.90       12.89 - 13.91

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                 AS OF
                                                               DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                               -------------- ------------------------------------------------
                                                                              INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                                INCOME        LOWEST TO         LOWEST TO
                                                               NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                               -------------- ------------- ---------------- -----------------
MIST Harris Oakmark International Sub-Account     2010          47,817,814        2.07        0.00 - 0.90       15.63 - 16.67
                                                  2009          42,527,479        7.97        0.20 - 0.90       54.07 - 55.46
                                                  2008          28,218,091        2.01        0.20 - 0.90    (41.25) - (40.72)
                                                  2007          55,058,740        0.93        0.20 - 0.90      (1.75) - (0.86)
                                                  2006          49,487,138        2.51        0.00 - 0.90       28.05 - 29.20
MIST Legg Mason ClearBridge Aggressive Growth     2010           3,231,499        0.07        0.00 - 0.90       22.94 - 24.05
  Sub-Account
                                                  2009           2,285,854        0.12        0.20 - 0.90       32.26 - 33.45
                                                  2008           1,714,905        0.01        0.20 - 0.90    (39.50) - (38.95)
                                                  2007           2,810,910        0.23        0.20 - 0.90         1.68 - 2.60
                                                  2006           2,888,496         --         0.00 - 0.90      (2.48) - (1.60)
MIST Clarion Global Real Estate Sub-Account       2010          18,361,981        8.25        0.00 - 0.90       15.24 - 16.28
                                                  2009          16,832,855        3.52        0.20 - 0.90       33.91 - 35.12
                                                  2008          13,417,373        2.05        0.20 - 0.90    (42.08) - (41.56)
                                                  2007          23,578,148        1.11        0.20 - 0.90    (15.56) - (14.79)
                                                  2006          24,808,259        1.05        0.00 - 0.90       36.67 - 37.90
MIST MFS Research International Sub-Account       2010         108,046,291        1.92        0.00 - 0.90       10.65 - 11.65
                                                  2009         110,984,361        3.46        0.20 - 0.90       30.75 - 31.93
                                                  2008          96,425,083        0.46        0.20 - 0.90    (41.77) - (42.25)
                                                  2007          22,084,791        1.44        0.20 - 0.90       12.58 - 13.60
                                                  2006          10,510,490        1.49        0.00 - 0.90       25.78 - 26.91
MIST Lord Abbett Bond Debenture Sub-Account       2010          35,707,431        6.44        0.00 - 0.90       12.16 - 13.18
                                                  2009          34,404,418        7.73        0.20 - 0.90       35.89 - 37.12
                                                  2008          29,153,548        4.37        0.20 - 0.90    (19.13) - (18.40)
                                                  2007          39,360,830        5.37        0.20 - 0.90         5.89 - 6.85
                                                  2006          36,899,321        6.78        0.00 - 0.90         8.38 - 9.35
MIST Oppenheimer Capital Appreciation Sub-Account 2010           1,029,123        0.65        0.00 - 0.90         8.70 - 9.68
                                                  2009             925,105         --         0.20 - 0.90       42.73 - 44.02
                                                  2008             588,826        3.72        0.20 - 0.90    (46.29) - (45.80)
                                                  2007             900,150        0.10        0.20 - 0.90       13.42 - 14.45
                                                  2006             332,971        0.28        0.00 - 0.90         6.85 - 7.81
MIST SSgA Growth ETF Sub-Account                  2010           2,882,488        1.54        0.00 - 0.90       13.35 - 14.37
  (Commenced 5/1/2006)                            2009           2,135,805        1.03        0.20 - 0.90       28.34 - 29.51
                                                  2008             536,030        1.85        0.20 - 0.90    (33.44) - (32.84)
                                                  2007             817,206         --         0.20 - 0.90         5.02 - 5.76
                                                  2006              90,720        6.20        0.00 - 0.90         7.06 - 7.70
MIST SSgA Growth and Income ETF Sub-Account       2010           5,842,153        1.28        0.00 - 0.90       11.60 - 12.61
  (Commenced 5/1/2006)                            2009           2,510,432        1.88        0.20 - 0.90       23.84 - 24.96
                                                  2008             463,003        1.80        0.20 - 0.90    (25.54) - (24.87)
                                                  2007             540,137         --         0.20 - 0.90         4.81 - 5.97
                                                  2006              38,714        8.25        0.00 - 0.90         6.68 - 7.31
MIST PIMCO Inflation Protected Bond Sub-Account   2010          13,627,491        2.39        0.00 - 0.90         6.84 - 8.00
  (Commenced 5/1/2006)                            2009          11,179,291        3.63        0.20 - 0.90       16.69 - 18.37
                                                  2008           7,360,241        3.34        0.20 - 0.90      (7.46) - (6.62)
                                                  2007           1,579,874        1.02        0.20 - 0.90       10.08 - 11.08
                                                  2006             164,158         --         0.00 - 0.90       (0.42) - 0.46

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                       AS OF
                                                    DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                    -------------- ------------------------------------------------
                                                                   INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                     INCOME        LOWEST TO         LOWEST TO
                                                    NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                    -------------- ------------- ---------------- -----------------
MIST Legg Mason Value Equity Sub-Account       2010    8,459,192       2.22        0.00 - 0.90         6.88 - 7.85
  (Commenced 5/1/2006)                         2009    8,101,902       1.84        0.20 - 0.90       36.55 - 37.79
                                               2008    6,159,595       0.33        0.20 - 0.90    (54.94) - (54.43)
                                               2007   15,132,086        --         0.20 - 0.90      (6.57) - (5.72)
                                               2006   17,155,617       0.21        0.00 - 0.90         7.71 - 8.35
MIST BlackRock Large Cap Core Sub-Account      2010    2,737,804       1.29        0.00 - 0.90       11.97 - 12.73
  (Commenced 4/30/2007)                        2009    2,299,746       1.41        0.20 - 0.90       18.36 - 19.43
                                               2008    1,487,494       0.69        0.20 - 0.90    (37.68) - (37.12)
                                               2007    2,059,411        --         0.20 - 0.90         5.67 - 6.63
MIST Janus Forty Sub-Account                   2010   14,590,838       1.78        0.00 - 0.90        9.68 - 18.72
  (Commenced 4/30/2007)                        2009   13,203,931        --         0.20 - 0.90       41.93 - 43.21
                                               2008    7,847,106       5.09        0.20 - 0.90    (42.38) - (41.85)
                                               2007    4,356,751        --         0.20 - 0.90       26.05 - 27.09
MIST Morgan Stanley Mid Cap Growth Sub-Account 2010   20,615,489        --         0.00 - 0.90       27.94 - 29.09
  (Commenced 5/3/2010)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expense of the underlying portfolio have been excluded.

(3) The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

As of December 31, 2010 and 2009 and for the Years Ended December 31, 2010, 2009 and 2008
and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (an indirect wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 18, 2011

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                  2010      2009
                                                                -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,266 and $1,194,
     respectively)............................................  $ 1,343   $ 1,233
  Mortgage loans..............................................       76        82
  Policy loans................................................      404       397
  Other limited partnership interests.........................        1         1
  Short-term investments, at estimated fair value.............       38        59
  Other invested assets.......................................       39        39
                                                                -------   -------
     Total investments........................................    1,901     1,811
Cash and cash equivalents.....................................       32        10
Accrued investment income.....................................       26        24
Premiums, reinsurance and other receivables...................      510       459
Deferred policy acquisition costs.............................    1,079     1,184
Current income tax recoverable................................       19         8
Other assets..................................................       47        49
Separate account assets.......................................    9,105     8,805
                                                                -------   -------
     Total assets.............................................  $12,719   $12,350
                                                                =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
  Future policy benefits......................................  $   669   $   647
  Policyholder account balances...............................      971       969
  Other policy-related balances...............................      395       413
  Policyholder dividends payable..............................        2         3
  Long-term debt -- affiliated................................       25        25
  Deferred income tax liability...............................      119        91
  Other liabilities...........................................      281       260
  Separate account liabilities................................    9,105     8,805
                                                                -------   -------
     Total liabilities........................................   11,567    11,213
                                                                -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding............        3         3
Additional paid-in capital....................................      458       458
Retained earnings.............................................      664       674
Accumulated other comprehensive income (loss).................       27         2
                                                                -------   -------
     Total stockholder's equity...............................    1,152     1,137
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $12,719   $12,350
                                                                =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                             2010    2009    2008
                                                             ----   -----   ------
REVENUES
Premiums...................................................  $ 54   $  66   $   73
Universal life and investment-type product policy fees.....   310     375      553
Net investment income......................................    93      90       77
Other revenues.............................................   120     101      122
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities............................................    (4)     (1)      (3)
  Other net investment gains (losses)......................     6       1       (3)
                                                             ----   -----   ------
     Total net investment gains (losses)...................     2      --       (6)
Net derivative gains (losses)..............................    34    (131)     201
                                                             ----   -----   ------
       Total revenues......................................   613     501    1,020
                                                             ----   -----   ------
EXPENSES
Policyholder benefits and claims...........................   113     113      170
Interest credited to policyholder account balances.........    30      33       28
Policyholder dividends.....................................     5       5        5
Other expenses.............................................   360     376      608
                                                             ----   -----   ------
       Total expenses......................................   508     527      811
                                                             ----   -----   ------
Income (loss) before provision for income tax..............   105     (26)     209
Provision for income tax expense (benefit).................    31     (36)      59
                                                             ----   -----   ------
Net income.................................................  $ 74   $  10   $  150
                                                             ====   =====   ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                                ACCUMULATED OTHER
                                                                  COMPREHENSIVE
                                                                     INCOME
                                                                  GAINS (LOSS)
                                                               ------------------
                                                                  NET
                                                                UNREAL-
                                                                 IZED     DEFINED
                                             ADDI-              INVEST-   BENEFIT    TOTAL
                                            TIONAL               MENT      PLANS    STOCK-
                                  COMMON    PAID-IN  RETAINED    GAINS    ADJUST-  HOLDER'S
                                   STOCK    CAPITAL  EARNINGS  (LOSSES)    MENT     EQUITY
                                 --------  --------  --------  --------  --------  --------
Balance at December 31, 2007...     $3       $458      $627      $  1      $(10)    $1,079
Dividend on common stock.......                         (94)                           (94)
Comprehensive income (loss):
  Net income...................                         150                            150
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax..............                                   (43)                 (43)
     Defined benefit plans
       adjustment, net of
       income tax..............                                              (2)        (2)
                                                                                    ------
     Other comprehensive loss..                                                        (45)
                                                                                    ------
  Comprehensive income (loss)..                                                        105
                                    --       ----      ----      ----      ----     ------
Balance at December 31, 2008...      3        458       683       (42)      (12)     1,090
Dividend on common stock.......                         (19)                           (19)
Comprehensive income (loss):
  Net income...................                          10                             10
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax..............                                    60                   60
     Defined benefit plans
       adjustment, net of
       income tax..............                                              (4)        (4)
                                                                                    ------
     Other comprehensive
       income..................                                                         56
                                                                                    ------
  Comprehensive income (loss)..                                                         66
                                    --       ----      ----      ----      ----     ------
Balance at December 31, 2009...      3        458       674        18       (16)     1,137
Dividend on common stock.......                         (84)                           (84)
Comprehensive income (loss):
  Net income...................                          74                             74
  Other comprehensive income
     (loss):
     Unrealized gains (losses)
       on derivative
       instruments, net of
       income tax..............                                    (1)                  (1)
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax..............                                    29                   29
     Defined benefit plans
       adjustment, net of
       income tax..............                                              (3)        (3)
                                                                                    ------
     Other comprehensive
       income..................                                                         25
                                                                                    ------
  Comprehensive income (loss)..                                                         99
                                    --       ----      ----      ----      ----     ------
Balance at December 31, 2010...     $3       $458      $664      $ 46      $(19)    $1,152
                                    ==       ====      ====      ====      ====     ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                               2010    2009    2008
                                                              -----   -----   ------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  74   $  10   $  150
Adjustments to reconcile net income to net cash provided by
  (used in) operating activities:
     Depreciation and amortization expenses.................      4       4        3
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................     (2)     (2)      (1)
     (Gains) losses on investments and derivatives, net.....    (44)    131     (195)
     Undistributed equity earnings of other limited
       partnership interests................................     (1)     --       --
     Interest credited to policyholder account balances.....     30      33       28
     Universal life and investment-type product policy
       fees.................................................   (310)   (375)    (553)
     Change in accrued investment income....................     (2)     --       --
     Change in premiums, reinsurance and other receivables..     (3)     14      (78)
     Change in deferred policy acquisition costs, net.......    111      21      141
     Change in income tax recoverable (payable).............      2     (31)      48
     Change in other assets.................................    123      85      106
     Change in insurance-related liabilities and policy-
       related balances.....................................      7       5       66
     Change in other liabilities............................     18      81      224
     Other, net.............................................      1      (3)      (2)
                                                              -----   -----   ------
Net cash provided by (used in) operating activities.........      8     (27)     (63)
                                                              -----   -----   ------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..............................    389     241      268
     Mortgage loans.........................................      6       3       --
  Purchases of:
     Fixed maturity securities..............................   (457)   (456)    (437)
     Mortgage loans.........................................     --     (33)     (51)
     Other limited partnership interests....................     --      (1)      --
  Cash received in connection with freestanding
     derivatives............................................      1      --       --
  Net change in policy loans................................     (7)      8        6
  Net change in short-term investments......................     22     125      (63)
  Net change in other invested assets.......................     --     (10)      (7)
  Other, net................................................     (3)     (1)      (1)
                                                              -----   -----   ------
Net cash used in investing activities.......................    (49)   (124)    (285)
                                                              -----   -----   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................    342     846    1,137
     Withdrawals............................................   (195)   (676)    (736)
  Dividend on common stock..................................    (84)    (19)     (94)
                                                              -----   -----   ------
Net cash provided by financing activities...................     63     151      307
                                                              -----   -----   ------
Change in cash and cash equivalents.........................     22      --      (41)
Cash and cash equivalents, beginning of year................     10      10       51
                                                              -----   -----   ------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  32   $  10   $   10
                                                              =====   =====   ======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Net cash paid (received) during the year for:
     Income tax.............................................  $  26   $  (9)  $   10
                                                              =====   =====   ======
  Non-cash transactions during the year:
     Issuance of secured demand note collateral agreement...  $  --   $  --   $   25
                                                              =====   =====   ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  Business

     New England Life Insurance Company ("NELICO") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States ("U.S."). The Company provides participating and non-participating traditional life insurance and pension products to individuals, as well as group life, medical and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include reclassification from other net investment gains (losses) of ($131) million and $201 million to net derivative gains (losses) in the consolidated statements of income for the years ended December 31, 2009 and 2008, respectively.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES an asset, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value on a nonrecurring basis.

  Investments

     The accounting policies for each of the Company's investments are as follows:

          Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity securities for impairments. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, which are classified as fixed maturity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

               (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

               (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

               (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

               (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates and the overall macroeconomic conditions.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

     In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

     The Company has invested in certain structured transactions that are variable interest entities ("VIEs"). These structured transactions include hybrid securities and other limited partnership interests. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

     Mortgage Loans -- For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: (1) commercial and (2) agricultural.

          Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or when management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

          Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established, using the same methodology for both portfolio segments, as the excess carrying value of a loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

          For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

          For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

     Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include an investment in an affiliated money market pool.

     Other Invested Assets. Other invested assets consist principally of a loan to an affiliate and tax credit partnerships.

     The loan to the Company's affiliate, which is regulated to meet their capital requirements, is carried at amortized cost.

     Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

     Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgment about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and ABS, and certain structured investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

     For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2010 and 2009.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets. The Company had no fair value hedges during the years ended December 31, 2010, 2009 and 2008.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $2 million at December 31, 2010 and less than $1 million at December 31, 2009. Accumulated depreciation and amortization of property, equipment and leasehold improvements was less than $1 million at both December 31, 2010 and 2009. Related depreciation and amortization expense was less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $39 million and $38 million at

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $36 million and $35 million at December 31, 2010 and 2009, respectively. Related amortization expense was $2 million, $2 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  Deferred Policy Acquisition Costs ("DAC")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance and non-medical health insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

     The Company amortizes DAC related to fixed and variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%) and (ii) the liability for terminal dividends.

     Participating business represented approximately 2% of the Company's life insurance in-force at both December 31, 2010 and 2009. Participating policies represented approximately 39%, 41% and 40% of gross life insurance premiums for the years ended December 31, 2010, 2009 and 2008, respectively.

     Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate assumption used in establishing such liabilities is 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 7%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below. The risk associated with GMIB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins for non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guaranteed minimum benefits may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB, GMDB and GMWB guarantees described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments, and
(ii) credited interest, ranging from 1% to 9%, less expenses, mortality charges and withdrawals.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Policyholder Dividends

     Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

     NELICO joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received) and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Litigation Contingencies

     The Company is a party to legal actions and is involved in regulatory investigations. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Although it is possible that an adverse outcome in certain matters could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcome of such pending investigations and legal proceedings are not likely to have such an effect. However, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could, from time to time, have a material adverse effect upon the Company's consolidated net income or cash flows in particular annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, hedge funds and cash. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting periods ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective July 1, 2010, the Company adopted new guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. The adoption of this guidance did not have an impact on the Company's financial statements.

     Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to other limited partnership interests held by the Company.

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity securities in annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of less than $1 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of less than $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of less than $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the U.S. corporate securities sector.

     The adoption of the OTTI guidance had no impact on the Company's pre-tax earnings for the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's nonperformance risk in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $7 million ($5 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective statement of income caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's nonperformance risk adjustment in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 4.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements for annual periods about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In April 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding accounting for troubled debt restructuring (Accounting Standards Update ("ASU") 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring), effective for the first annual period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual period of adoption. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In December 2010, the FASB issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (ASU 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity securities and the percentage that each sector represents for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                           DECEMBER 31, 2010
                                        -------------------------------------------------------
                                                        GROSS UNREALIZED
                                                    -----------------------   ESTIMATED
                                        AMORTIZED          TEMPORARY   OTTI      FAIR      % OF
                                           COST     GAIN      LOSS     LOSS     VALUE     TOTAL
                                        ---------   ----   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $  581     $50      $ 2      $ --     $  629     46.8%
Foreign corporate securities..........       316      20        1        --        335     24.9
RMBS..................................       126      11       --        --        137     10.2
State and political subdivision
  securities..........................       107       2        4        --        105      7.8
U.S. Treasury and agency securities...        82       3        5        --         80      6.0
CMBS..................................        42       2       --        --         44      3.3
ABS...................................        11       1       --        --         12      0.9
Foreign government securities.........         1      --       --        --          1      0.1
                                          ------     ---      ---      ----     ------    -----
  Total fixed maturity securities (1),
     (2)..............................    $1,266     $89      $12       $--     $1,343    100.0%
                                          ======     ===      ===      ====     ======    =====




                                                           DECEMBER 31, 2009
                                        -------------------------------------------------------
                                                        GROSS UNREALIZED
                                                    -----------------------   ESTIMATED
                                        AMORTIZED          TEMPORARY   OTTI      FAIR      % OF
                                           COST     GAIN      LOSS     LOSS     VALUE     TOTAL
                                        ---------   ----   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $  531     $33      $ 4      $ --     $  560     45.4%
Foreign corporate securities..........       260      12        8        --        264     21.4
RMBS..................................       184      10       --        --        194     15.8
State and political subdivision
  securities..........................        29       2       --        --         31      2.5
U.S. Treasury and agency securities...       149       2        9        --        142     11.5
CMBS..................................        40       1       --        --         41      3.3
ABS...................................        --      --       --        --         --       --
Foreign government securities.........         1      --       --        --          1      0.1
                                          ------     ---      ---      ----     ------    -----
  Total fixed maturity securities (1),
     (2)..............................    $1,194     $60      $21       $--     $1,233    100.0%
                                          ======     ===      ===      ====     ======    =====



--------

   (1) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities held by the Company and included within fixed

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES maturity securities (within foreign corporate securities) at December 31, 2010 and 2009 had an estimated fair value of $19 million and $30 million, respectively.

   (2) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $2 million and $5 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. corporate securities sector within fixed maturity securities.

     The Company held foreign currency derivatives with notional amounts of $29 million and $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below. CMBS and ABS are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2010 (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC 1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

          Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $45 million and $36 million at December 31, 2010 and 2009, respectively. These securities had net unrealized gains (losses) of $1 million and ($2) million at December 31, 2010 and 2009, respectively.

          Non-Income Producing Fixed Maturity Securities. The Company did not have non-income producing fixed maturity securities at December 31, 2010. Non-income producing fixed maturity securities at estimated fair value were $2 million and had less than ($1) million of net unrealized gains (losses) at December 31, 2009.

          Concentrations of Credit Risk (Fixed Maturity
     Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

          The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity at December 31, 2010 and 2009, other than securities of the U.S. government and certain U.S. government agencies at December 31, 2009. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value was $142 million at December 31, 2009.

          Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 2% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities (1)..     $335      34.7%     $264      32.0%
U.S. corporate fixed maturity securities -- by
  industry:
  Utility..........................................      196      20.3       158      19.2
  Consumer.........................................      175      18.2       135      16.4
  Industrial.......................................      168      17.4       144      17.5
  Finance..........................................       48       5.0        83      10.1
  Communications...................................       42       4.4        40       4.8
                                                        ----     -----      ----     -----
     Total.........................................     $964     100.0%     $824     100.0%
                                                        ====     =====      ====     =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2010                      2009
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........     $ 26          1.4%        $ 27          1.5%
  Holdings in ten issuers with the largest
     exposures...............................     $189         10.0%        $183         10.1%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
By security type:
  Pass-through securities..........................     $ 70      51.1%     $126      64.9%
  Collateralized mortgage obligations..............       67      48.9        68      35.1
                                                        ----     -----      ----     -----
     Total RMBS (1)................................     $137     100.0%     $194     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA and NAIC 1...................     $137     100.0%     $194     100.0%
                                                        ====     =====      ====     =====



--------

   (1) All holdings at both December 31, 2010 and 2009 were Agency RMBS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments and for a fee, remits or passes these payments through to the holders of the pass-through securities. Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments.

          Concentrations of Credit Risk (Fixed Maturity
     Securities) -- CMBS. The Company's holdings in CMBS were $44 million and $41 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities and held no commercial real estate collateralized debt obligations securities at both December 31, 2010 and 2009.

     The following tables present the Company's holdings of CMBS by vintage year and certain other selected data at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior.......................................     $33       75.0%     $41      100.0%
2004...............................................      11       25.0       --         --
2005 to 2010.......................................      --         --       --         --
                                                        ---      -----      ---      -----
  Total............................................     $44      100.0%     $41      100.0%
                                                        ===      =====      ===      =====




                                                                  DECEMBER 31,
                                                        -------------------------------
                                                             2010             2009
                                                        --------------   --------------
                                                                  % OF             % OF
                                                        AMOUNT   TOTAL   AMOUNT   TOTAL
                                                        ------   -----   ------   -----
                                                                  (IN MILLIONS)
Net unrealized gains (losses).........................    $2               $1
Rated Aaa/AAA.........................................            100%             100%
Rated NAIC 1..........................................            100%             100%


     The portion rated Aaa/AAA at December 31, 2010 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC. The portion rated Aaa/AAA at December 31, 2009 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

          Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $12 million at estimated fair value at December 31, 2010, all of which were collateralized credit card receivables and were rated Aaa/AAA and NAIC 1. The Company did not hold ABS at December 31, 2009.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                            DECEMBER 31,
                                           ---------------------------------------------
                                                    2010                    2009
                                           ---------------------   ---------------------
                                                       ESTIMATED               ESTIMATED
                                           AMORTIZED      FAIR     AMORTIZED      FAIR
                                              COST       VALUE        COST       VALUE
                                           ---------   ---------   ---------   ---------
                                                           (IN MILLIONS)
Due in one year or less..................    $   66      $   72      $   15      $   15
Due after one year through five years....       330         356         354         381
Due after five years through ten years...       402         431         402         410
Due after ten years......................       289         291         199         192
                                             ------      ------      ------      ------
  Subtotal...............................     1,087       1,150         970         998
RMBS, CMBS and ABS.......................       179         193         224         235
                                             ------      ------      ------      ------
  Total fixed maturity securities........    $1,266      $1,343      $1,194      $1,233
                                             ======      ======      ======      ======



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities and perpetual hybrid securities in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in
Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Fixed maturity securities..................................  $ 77      $ 39      $(54)
Derivatives................................................    (3)       (2)       (2)
Short-term investments.....................................    (3)       (3)      (11)
Amounts allocated from DAC.................................    --        (5)        2
Deferred income tax benefit (expense)......................   (25)      (11)       23
                                                             ----      ----      ----
Net unrealized investment gains (losses)...................  $ 46      $ 18      $(42)
                                                             ====      ====      ====



     The Company had fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss) of $0 and less than $1 million at December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance, beginning of period..............................  $ 18      $(42)     $  1
Unrealized investment gains (losses) during the year......    37       101       (71)
Unrealized investment gains (losses) relating to:
  DAC.....................................................     5        (7)        4
  Deferred income tax benefit (expense)...................   (14)      (34)       24
                                                            ----      ----      ----
Balance, end of period....................................  $ 46      $ 18      $(42)
                                                            ====      ====      ====
Change in net unrealized investment gains (losses)........  $ 28      $ 60      $(43)
                                                            ====      ====      ====



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                 DECEMBER 31, 2010
                                     ------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                        FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $ 49         $ 2         $ 2         $ --         $ 51         $ 2
Foreign corporate securities.......       46           1          11           --           57           1
State and political subdivision
  securities.......................       49           4          --           --           49           4
U.S. Treasury and agency
  securities.......................       53           5          --           --           53           5
                                        ----         ---         ---         ----         ----         ---
  Total fixed maturity securities..     $197         $12         $13          $--         $210         $12
                                        ====         ===         ===         ====         ====         ===
Total number of securities in an
  unrealized loss position.........       33                       6
                                        ====                     ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2009
                                     ------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                        FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $ 55         $ 1         $34          $ 3         $ 89         $ 4
Foreign corporate securities.......       35           2          43            6           78           8
State and political subdivision
  securities.......................       --          --          --           --           --          --
U.S. Treasury and agency
  securities.......................      116           9          --           --          116           9
                                        ----         ---         ---          ---         ----         ---
  Total fixed maturity securities..     $206         $12         $77          $ 9         $283         $21
                                        ====         ===         ===          ===         ====         ===
Total number of securities in an
  unrealized loss position.........       26                      36
                                        ====                     ===



  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of amortized cost and number of securities for fixed maturity securities where the estimated fair value had declined and remained below amortized cost by less than 20%, or 20% or more at:

                                                                               DECEMBER 31, 2010
                                                      -------------------------------------------------------------------
                                                                                                           NUMBER OF
                                                          AMORTIZED COST      GROSS UNREALIZED LOSS        SECURITIES
                                                      ---------------------   ---------------------   -------------------
                                                      LESS THAN      20% OR   LESS THAN      20% OR   LESS THAN    20% OR
                                                         20%          MORE       20%          MORE       20%        MORE
                                                      ---------      ------   ---------      ------   ---------    ------
                                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................     $208         $ --       $12          $ --        33         --
Six months or greater but less than nine months.....       --           --        --            --        --         --
Nine months or greater but less than twelve months..       --           --        --            --        --         --
Twelve months or greater............................       14           --        --            --         6         --
                                                         ----         ----       ---          ----
  Total.............................................     $222          $--       $12           $--
                                                         ====         ====       ===          ====
Percentage of amortized cost........................                               5%           --%
                                                                                 ===          ====




                                                                               DECEMBER 31, 2009
                                                      -------------------------------------------------------------------
                                                                                                           NUMBER OF
                                                          AMORTIZED COST      GROSS UNREALIZED LOSS        SECURITIES
                                                      ---------------------   ---------------------   -------------------
                                                      LESS THAN      20% OR   LESS THAN      20% OR   LESS THAN    20% OR
                                                         20%          MORE       20%          MORE       20%        MORE
                                                      ---------      ------   ---------      ------   ---------    ------
                                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................     $139          $ 3       $ 3           $ 1        21          3
Six months or greater but less than nine months.....       62           --         6            --         3         --
Nine months or greater but less than twelve months..       17           --         3            --         2         --
Twelve months or greater............................       80            3         7             1        31          2
                                                         ----          ---       ---           ---
  Total.............................................     $298          $ 6       $19           $ 2
                                                         ====          ===       ===           ===
Percentage of amortized cost........................                               6%           33%
                                                                                 ===           ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of $12 million and $21 million at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
SECTOR:
  U.S. Treasury and agency securities..............................    42%    43%
  State and political subdivision securities.......................    30     --
  U.S. corporate securities........................................    16     19
  Foreign corporate securities.....................................    12     38
                                                                      ---    ---
       Total.......................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  U.S. Treasury and agency securities..............................    42%    43%
  State and political subdivision securities.......................    30     --
  Finance..........................................................    10     39
  Utility..........................................................     9      5
  Consumer.........................................................     8     12
  Industrial.......................................................     1     --
  Other............................................................    --      1
                                                                      ---    ---
       Total.......................................................   100%   100%
                                                                      ===    ===



  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The Company held no fixed maturity securities with a gross unrealized loss greater than $10 million at both December 31, 2010 and 2009. The fixed maturity securities with gross unrealized losses decreased $9 million during the year ended December 31, 2010. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of net investment gains (losses) were as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                             ------------------------------
                                                              2010        2009        2008
                                                             ------      ------      ------
                                                                      (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized...............................    $(4)        $(1)        $(3)
  Less: Noncredit portion of OTTI losses transferred to and
     recognized in other comprehensive income (loss).......     --          --          --
                                                               ---        ----         ---
     Net OTTI losses on fixed maturity securities
       recognized in earnings..............................     (4)         (1)         (3)
     Fixed maturity securities -- net gains (losses) on
       sales and disposals.................................      6           1          (4)
                                                               ---        ----         ---
       Total gains (losses) on fixed maturity securities...      2          --          (7)
Other gains (losses).......................................     --          --           1
                                                               ---        ----         ---
       Total net investment gains (losses).................    $ 2        $ --         $(6)
                                                               ===        ====         ===



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($1) million, less than $1 million, and less than $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Proceeds..................................................  $233      $166      $212
                                                            ====      ====      ====
Gross investment gains....................................  $  9      $  4      $  1
                                                            ----      ----      ----
Gross investment losses...................................    (3)       (3)       (5)
                                                            ----      ----      ----
Total OTTI losses recognized in earnings:
  Credit-related..........................................    (4)       --        (3)
  Other (1)...............................................    --        (1)       --
                                                            ----      ----      ----
     Total OTTI losses recognized in earnings.............    (4)       (1)       (3)
                                                            ----      ----      ----
Net investment gains (losses).............................  $  2      $ --      $ (7)
                                                            ====      ====      ====



--------

   (1) Other OTTI losses recognized in earnings include impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturity security OTTI losses recognized in earnings related to the following industries within the U.S. and foreign corporate securities sector:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
U.S. and foreign corporate securities -- by industry:
  Finance..................................................   $ 4       $ 1      $ --
  Consumer.................................................    --        --         3
                                                              ---       ---      ----
     Total.................................................   $ 4       $ 1       $ 3
                                                              ===       ===      ====



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at the respective time period, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                     YEARS ENDED
                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Balance, at January 1,.............................................   $ 3   $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss) in the cumulative effect transition
  adjustment.......................................................    --      3
Additions: Initial impairments -- credit loss OTTI recognized on
  securities not previously impaired...............................    --     --
Reductions: Due to sales (maturities, pay downs or prepayments)
  during the period of securities previously credit loss OTTI
  impaired.........................................................    --     --
                                                                      ---   ----
Balance, at December 31,...........................................   $ 3    $ 3
                                                                      ===   ====



  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Investment income:
Fixed maturity securities...................................   $67       $64       $49
Mortgage loans..............................................     5         5        --
Policy loans................................................    22        22        23
Other limited partnership interests.........................    --        --         3
Cash, cash equivalents and short-term investments...........    --        --         3
Other.......................................................     1         1        --
                                                               ---       ---       ---
  Subtotal..................................................    95        92        78
Less: Investment expenses...................................     2         2         1
                                                               ---       ---       ---
  Net investment income.....................................   $93       $90       $77
                                                               ===       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Affiliated investment expenses, included in the table above, were $2 million for the year ended December 31, 2010 and $1 million for each of the years ended December 31, 2009 and 2008. See ''-- Related Party Investment Transactions" for discussion of affiliated net investment income included in the table above.

  INVESTED ASSETS ON DEPOSIT

     The invested assets on deposit with regulatory agencies with an estimated fair value of $4 million and $3 million at December 31, 2010 and 2009, respectively, consisted primarily of fixed maturity securities.

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Mortgage loans:
Agricultural mortgage loans.........................     $56      73.7%     $62      75.6%
Commercial mortgage loans...........................      20      26.3       20      24.4
                                                         ---     -----      ---     -----
  Total mortgage loans..............................     $76     100.0%     $82     100.0%
                                                         ===     =====      ===     =====



     Concentration of Credit Risk -- Mortgage loans are collateralized by properties located in the U.S. At December 31, 2010, the carrying value of the Company's mortgage loans located in California, Oregon and Florida were 41%, 26% and 24%, respectively. The Company manages risk when originating mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

     All of the mortgage loans held at both December 31, 2010 and 2009 were evaluated collectively for credit losses. At both December 31, 2010 and 2009, valuation allowances were less than $1 million and were for non-specifically identified credit losses. There were no valuation allowances at December 31, 2008.

     Agricultural Mortgage Loans -- by Credit Quality Indicator: All of the agricultural mortgage loans held at December 31, 2010 had a loan-to-value ratio of less than 65%.

     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                                 DECEMBER 31, 2010
                                 --------------------------------------------------------------------------------
                                                   RECORDED INVESTMENT
                                 ------------------------------------------------------
                                    DEBT SERVICE COVERAGE RATIOS
                                 ---------------------------------                         ESTIMATED
                                 > 1.20X   1.00X - 1.20X   < 1.00X   TOTAL   % OF TOTAL   FAIR VALUE   % OF TOTAL
                                 -------   -------------   -------   -----   ----------   ----------   ----------
                                                      (IN MILLIONS)                            (IN MILLIONS)
Loan-to-value ratios:
Less than 65%..................    $ --         $ --         $ --     $ --         --%       $ --            --%
65% to 75%.....................      19           --           --       19       95.0          21          95.5
76% to 80%.....................      --           --           --       --         --          --            --
Greater than 80%...............       1           --           --        1        5.0           1           4.5
                                   ----         ----         ----     ----      -----        ----         -----
  Total........................     $20          $--          $--      $20      100.0%        $22         100.0%
                                   ====         ====         ====     ====      =====        ====         =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Past Due, Accrual Status and Impaired Mortgage Loans. The Company has a high quality, well performing mortgage loan portfolio with all mortgage loans classified as performing at December 31, 2010. The Company had no impaired mortgage loans, no loans 90 days or more past due and no loans in non-accrual status at both December 31, 2010 and 2009.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the U.S. and overseas) was $1 million at both December 31, 2010 and 2009. There were no impairments of other limited partnership interests for the years ended December 31, 2010, 2009 and 2008.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Loans to affiliates.................................     $25      64.1%     $25      64.1%
Tax credit partnerships.............................      14      35.9       13      33.3
Other...............................................      --        --        1       2.6
                                                         ---     -----      ---     -----
  Total.............................................     $39     100.0%     $39     100.0%
                                                         ===     =====      ===     =====



     Loans to affiliates consists of a loan to the Company's affiliate, which is regulated, to meet their capital requirements. The loan is carried at amortized cost. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method.

  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2010                     2009
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                  (IN MILLIONS)
Fixed maturity securities available-for-sale:
RMBS (2).......................................    $137         $137        $ --         $ --
CMBS (2).......................................      44           44          --           --
ABS (2)........................................      12           12          --           --
  Foreign corporate securities.................      17           17          16           16
Other invested assets..........................      13           13          13           13
Other limited partnership interests............       1            5          --           --
                                                   ----         ----        ----         ----
  Total........................................    $224         $228         $29          $29
                                                   ====         ====        ====         ====



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties. There were no amounts guaranteed by third parties at both December 31, 2010 and 2009.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010 and 2009, the Company held $38 million and $45 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership, which are included in short-term investments. Net investment income from this investment was less than $1 million for both years ended December 31, 2010 and 2009; and was $3 million for the year ended December 31, 2008.

     In the normal course of business, the Company transfers invested assets, primarily fixed maturity securities, to and from affiliates. There were no invested assets transferred from affiliates for each of the years ended

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2010, 2009 and 2008. Invested assets transferred to affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2010   2009   2008
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates.................................................  $ --    $ 3   $ --
Amortized cost of invested assets transferred to affiliates..   $--    $ 4    $--
Net investment gains (losses) recognized on invested assets
  transferred to affiliates..................................   $--    $(1)   $--


3.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 4 for information about the fair value hierarchy for derivatives.

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                              DECEMBER 31,
                                                      ------------------------------------------------------------
                                                                   2010                           2009
                                                      -----------------------------  -----------------------------
                                                                   ESTIMATED FAIR                 ESTIMATED FAIR
                                                                     VALUE (1)                      VALUE (1)
PRIMARY UNDERLYING                                    NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE                INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  --------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                              (IN MILLIONS)
 Foreign currency   Foreign currency swaps..........     $29     $ --       $ 6         $10     $ --       $ 5
 Credit             Credit default swaps............      27       --        --           5       --        --
                                                         ---     ----       ---         ---     ----       ---
                      Total.........................     $56      $--       $ 6         $15      $--       $ 5
                                                         ===     ====       ===         ===     ====       ===



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                                REMAINING LIFE
                                     -------------------------------------------------------------------
                                                   AFTER ONE YEAR   AFTER FIVE YEARS
                                     ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                         LESS           YEARS             YEARS          YEARS     TOTAL
                                     -----------   --------------   ----------------   ---------   -----
                                                                (IN MILLIONS)
Foreign currency swaps.............      $10            $ --               $19            $ --      $29
Credit default swaps...............       --              27                --              --       27
                                         ---            ----               ---            ----      ---
  Total............................      $10             $27               $19             $--      $56
                                         ===            ====               ===            ====      ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES DESIGNATED AS HEDGING       NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Cash Flow Hedges:
Foreign currency swaps................     $19      $ --         $2         $ --      $ --        $ --


     The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES NOT DESIGNATED OR           NOTIONAL   --------------------   NOTIONAL   --------------------
NOT QUALIFYING AS HEDGING INSTRUMENTS    AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Foreign currency swaps................     $10      $ --        $ 4          $10      $ --        $ 5
Credit default swaps..................      27        --         --            5        --         --
                                           ---      ----        ---          ---      ----        ---
  Total non-designated or non-
     qualifying derivatives...........     $37       $--        $ 4          $15       $--        $ 5
                                           ===      ====        ===          ===      ====        ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                               -----------------------
                                                               2010      2009     2008
                                                               ----     -----     ----
                                                                    (IN MILLIONS)
Derivatives and hedging gains (losses) (1)................      $ 1     $  (1)    $  1
Embedded derivatives......................................       33      (130)     200
                                                                ---     -----     ----
  Total net derivative gains (losses).....................      $34     $(131)    $201
                                                                ===     =====     ====



--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

     The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the year ended December 31, 2010. The Company did not recognize any net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2009 and 2008.

     The Company recognized insignificant net derivative gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2010, 2009 and 2008.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges when they have met the requirements of cash flow hedging.

     For the year ended December 31, 2010, the Company recognized insignificant net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2009 and 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. For the years ended December 31, 2010, 2009 and 2008, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2010, 2009 and 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               2010      2009      2008
                                                               ----      ----      ----
                                                                     (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,.............................................       $(2)      $(2)      $(2)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges....        (1)       --        --
                                                                ---       ---       ---
Accumulated other comprehensive income (loss), balance at
  December 31,...........................................       $(3)      $(2)      $(2)
                                                                ===       ===       ===



     At December 31, 2010, $2 million of deferred net losses on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

     For the year ended December 31, 2010, ($1) million of gains (losses) was deferred in accumulated other comprehensive income (loss), related to foreign currency swaps on derivatives in cash flow hedging relationships.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

For the years ended December 31, 2009 and 2008, there were no gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to economically hedge exposure to adverse movements of credit; (iii) equity variance swaps as a macro hedge on certain invested assets; and (iv) credit default swaps to synthetically create investments.

     The following tables present the amount recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                     NET DERIVATIVE
                                                                     GAINS (LOSSES)
                                                                     --------------
                                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Foreign currency swaps.............................................        $ 1
                                                                           ===
FOR THE YEAR ENDED DECEMBER 31, 2009:
Foreign currency swaps.............................................        $(1)
                                                                           ===
FOR THE YEAR ENDED DECEMBER 31, 2008...............................        $ 1
                                                                           ===



  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $22 million at December 31, 2010. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2010 , the Company would have received an insignificant amount to terminate all of these contracts. At December 31, 2009 the company did not write credit default swaps.

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                               DECEMBER 31,
                         ---------------------------------------------------------------------------------------
                                            2010                                         2009
                         ------------------------------------------   ------------------------------------------
                                          MAXIMUM                                      MAXIMUM
                          ESTIMATED       AMOUNT                       ESTIMATED      AMOUNT OF
RATING AGENCY            FAIR VALUE      OF FUTURE       WEIGHTED     FAIR VALUE       FUTURE         WEIGHTED
DESIGNATION OF            OF CREDIT   PAYMENTS UNDER      AVERAGE      OF CREDIT   PAYMENTS UNDER      AVERAGE
REFERENCED CREDIT          DEFAULT    CREDIT DEFAULT     YEARS TO       DEFAULT    CREDIT DEFAULT     YEARS TO
OBLIGATIONS (1)             SWAPS        SWAPS (2)     MATURITY (3)      SWAPS        SWAPS (2)     MATURITY (3)
-----------------        ----------   --------------   ------------   ----------   --------------   ------------
                                                              (IN MILLIONS)
Baa
Credit default swaps
  referencing indices..     $ --            $22             5.0          $ --           $ --             --
                            ====            ===                          ====           ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company did not pledge or accept any collateral.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                      ESTIMATED FAIR VALUE OF    FAIR VALUE OF INCREMENTAL COLLATERAL
                                                        COLLATERAL PROVIDED:                PROVIDED UPON:
                                                      -----------------------   --------------------------------------
                                                                                                 DOWNGRADE IN THE
                                                                                ONE NOTCH     COMPANY'S CREDIT RATING
                                                                                DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                                                                  IN THE          FULL OVERNIGHT
                        ESTIMATED FAIR VALUE (1) OF                             COMPANY'S      COLLATERALIZATION OR
                             DERIVATIVES IN NET            FIXED MATURITY         CREDIT            TERMINATION
                             LIABILITY POSITION            SECURITIES (2)         RATING    OF THE DERIVATIVE POSITION
                        ---------------------------   -----------------------   ---------   --------------------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2010.....               $6                         $ --               $ --                 $6
DECEMBER 31, 2009.....               $5                          $--                $--                 $5


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2010 and 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $6 million. At December 31, 2010, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $6 million.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...............................  $161   $113
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..............................  $ 21   $ 14


     The following table presents changes in estimated fair value related to embedded derivatives:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2010    2009   2008
                                                               ----   -----   ----
                                                                  (IN MILLIONS)
Net derivative gains (losses) (1), (2).......................   $33   $(130)  $200

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of ($14) million, ($95) million and $115 million, for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of $31 million, $182 million and ($230) million, for the years ended December 31, 2010, 2009 and 2008, respectively. Net derivative gains (losses) for the year ended December 31, 2010 included a gain of $41 million relating to a refinement for estimating nonperformance risk in fair value measurements implemented at June 30, 2010. See Note 4.

   (2) See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

4.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                               DECEMBER 31, 2010
                               -------------------------------------------------
                               FAIR VALUE MEASUREMENTS AT REPORTING
                                            DATE USING
                               ------------------------------------
                                 QUOTED
                                PRICES IN
                                 ACTIVE
                                 MARKETS
                                   FOR
                                IDENTICAL                 SIGNIFI-
                                 ASSETS      SIGNIFI-       CANT
                                   AND      CANT OTHER    UNOBSERV-      TOTAL
                                LIABILI-    OBSERVABLE      ABLE       ESTIMATED
                                  TIES        INPUTS       INPUTS        FAIR
                                (LEVEL 1)    (LEVEL 2)    (LEVEL 3)      VALUE
                               ----------   ----------   ----------   ----------
                                                 (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities..     $ --        $   594       $ 35        $   629
  Foreign corporate
     securities..............       --            316         19            335
  RMBS.......................       --            137         --            137
  State and political
     subdivision securities..       --            105         --            105
  U.S. Treasury and agency
     securities..............       29             51         --             80
  CMBS.......................       --             44         --             44
  ABS........................       --             12         --             12
  Foreign government
     securities..............       --              1         --              1
                                  ----        -------       ----        -------
     Total fixed maturity
       securities............       29          1,260         54          1,343
                                  ----        -------       ----        -------
Short-term investments.......       --             38         --             38
Net embedded derivatives
  within asset host contracts
  (1)........................       --             --        161            161
Separate account assets (2)..       --          9,105         --          9,105
                                  ----        -------       ----        -------
     Total assets............      $29        $10,403       $215        $10,647
                                  ====        =======       ====        =======
LIABILITIES
Derivative liabilities: (3)
  Foreign currency
     contracts...............      $--        $     6       $ --        $     6
                                  ----        -------       ----        -------
     Total derivative
       liabilities...........       --              6         --              6
                                  ----        -------       ----        -------
Net embedded derivatives
  within liability host
  contracts (1)..............       --             --         21             21
                                  ----        -------       ----        -------
     Total liabilities.......      $--        $     6       $ 21        $    27
                                  ====        =======       ====        =======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              DECEMBER 31, 2009
                                      -----------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                      ------------------   -----------------   ------------   ---------
                                                                (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.........         $ --                $  543            $ 17        $   560
  Foreign corporate securities......           --                   236              28            264
  RMBS..............................           --                   194              --            194
  State and political subdivision
     securities.....................           --                    31              --             31
  U.S. Treasury and agency
     securities.....................           49                    93              --            142
  CMBS..............................           --                    41              --             41
  Foreign government securities.....           --                     1              --              1
                                             ----                ------            ----        -------
     Total fixed maturity
       securities...................           49                 1,139              45          1,233
                                             ----                ------            ----        -------
Short-term investments (4)..........           --                    45              --             45
Net embedded derivatives within
  asset host contracts (1)..........           --                    --             113            113
Separate account assets (2).........           --                 8,805              --          8,805
                                             ----                ------            ----        -------
     Total assets...................          $49                $9,989            $158        $10,196
                                             ====                ======            ====        =======
LIABILITIES
Derivative liabilities (3)..........          $--                $    5            $ --        $     5
Net embedded derivatives within
  liability host contracts (1)......           --                    --              14             14
                                             ----                ------            ----        -------
     Total liabilities..............          $--                $    5            $ 14        $    19
                                             ====                ======            ====        =======



--------

   (1) Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within policyholder account balances and other liabilities.

   (2) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (3) Derivative liabilities are presented within other liabilities in the consolidated balance sheets.

   (4) Short-term investments as presented in the table above differs from the amount presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the table presented above.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances in the consolidated balance sheets.

     The fair value of these guarantees is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates, currency exchange rates and observable and estimated implied volatilities.

     The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs. Both of these adjustments are captured as components of the spread which, when combined with the risk free rate, is used to discount the cash flows of the liability for purposes of determining its fair value.

     The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     As part of its regular review of critical accounting estimates, the Company periodically assesses inputs for estimating nonperformance risk (commonly referred to as "own credit") in fair value measurements. During the second quarter of 2010, the Company completed a study that aggregated and evaluated data, including historical recovery rates of insurance companies, as well as policyholder behavior observed over the past two years as the recent financial crisis evolved. As a result, at the end of the second quarter of 2010, the Company refined the way in which it incorporates expected recovery rates into the nonperformance risk adjustment for purposes of estimating the fair value of investment-type contracts and embedded derivatives within insurance contracts. The Company recognized a gain of $13 million, net of DAC and income tax, relating to implementing the refinement at June 30, 2010.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, hedge funds and cash. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities

     These securities are comprised of U.S. Treasury and agency securities. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities and Short-term Investments

     This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

          U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Derivative Liabilities

     This level includes all types of derivative instruments utilized by the Company. These derivatives are principally valued using an income approach.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Foreign currency contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Inter Bank Offer Rate ("LIBOR") basis curves, currency spot rates, and cross currency basis curves.

  Separate Account Assets

     These assets are primarily comprised of certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities

     This level includes fixed maturity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data.

          U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

  Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $12 million resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain private placements included in U.S. corporate securities.

     During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $1 million resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain U.S. corporate securities.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                          FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                           ----------------------------------------------------------------------------------------------------
                                         TOTAL REALIZED/UNREALIZED
                                        GAINS (LOSSES) INCLUDED IN:
                                      -------------------------------    PURCHASES,
                                                            OTHER          SALES,
                            BALANCE,                    COMPREHENSIVE  ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                           JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)  OF LEVEL 3 (4) DECEMBER 31,
                           ---------- ----------------- ------------- --------------- ------------- -------------- ------------
                                                                       (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities...........     $17           $ --            $ --           $  7            $12           $(1)         $ 35
  Foreign corporate
     securities...........      28             (1)              4            (12)            --            --            19
                               ---           ----            ----           ----           ----          ----          ----
     Total fixed maturity
       securities.........     $45            $(1)            $ 4           $ (5)           $12           $(1)         $ 54
                               ===           ====            ====           ====           ====          ====          ====
Net embedded derivatives
  (5).....................     $99            $33             $--           $  8           $ --          $ --          $140

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                  -------------------------------------------------------------------------------------
                                                TOTAL REALIZED/UNREALIZED
                                               GAINS (LOSSES) INCLUDED IN:
                                             -------------------------------    PURCHASES,
                                                                   OTHER          SALES,     TRANSFER INTO
                                   BALANCE,                    COMPREHENSIVE  ISSUANCES AND    AND/OR OUT    BALANCE,
                                  JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3) OF LEVEL 3(4) DECEMBER 31,
                                  ---------- ----------------- ------------- --------------- ------------- ------------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities......    $ 12          $  --             $ 1           $  5            $(1)         $17
  Foreign corporate securities...      23              5              12            (12)            --           28
                                     ----          -----            ----           ----           ----          ---
     Total fixed maturity
       securities................    $ 35          $   5             $13           $ (7)           $(1)         $45
                                     ====          =====            ====           ====           ====          ===
Net embedded derivatives (5).....    $216          $(127)           $ --           $ 10           $ --          $99



                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                   -----------------------------------------------------------------------------------------------------
                                                                TOTAL REALIZED/UNREALIZED
                                                               GAINS (LOSSES) INCLUDED IN:      PURCHASES,     TRANSFER
                                                             -------------------------------      SALES,          IN
                                                                                   OTHER        ISSUANCES       AND/OR
                        BALANCE,       IMPACT OF   BALANCE,                    COMPREHENSIVE       AND          OUT OF
                   DECEMBER 31, 2007 ADOPTION (6) JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3) LEVEL 3 (4)
                   ----------------- ------------ ---------- ----------------- ------------- --------------- -----------
                                                               (IN MILLIONS)
YEAR ENDED
  DECEMBER 31,
  2008:
ASSETS:
  Fixed maturity
     securities...        $47            $ --         $47           $ (3)           $(15)           $5            $ 1
Net embedded
  derivatives
  (5).............        $ 9             $11         $20           $189            $ --            $7           $ --
                    FAIR VALUE
                   MEASUREMENTS
                       USING
                    SIGNIFICANT
                   UNOBSERVABLE
                      INPUTS
                     (LEVEL 3)
                   ------------
                     BALANCE,
                   DECEMBER 31,
                   ------------
                        (IN
                     MILLIONS)
YEAR ENDED
  DECEMBER 31,
  2008:
ASSETS:
  Fixed maturity
     securities...     $ 35
Net embedded
  derivatives
  (5).............     $216


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was an $11 million increase to net assets. Such amount was also impacted by a reduction to DAC of $4 million, which resulted in a total net impact of $7 million on Level 3 assets and liabilities and also reflects the total net impact of the adoption.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                              TOTAL GAINS AND LOSSES
                                                --------------------------------------------------
                                                    CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                           (LOSSES) INCLUDED IN EARNINGS
                                                --------------------------------------------------
                                                                   NET            NET
                                                    NET        INVESTMENT     DERIVATIVE
                                                INVESTMENT        GAINS          GAINS
                                                  INCOME        (LOSSES)       (LOSSES)      TOTAL
                                                ----------     ----------     ----------     -----
                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  Foreign corporate securities................     $ --            $(1)          $ --         $(1)
                                                   ----           ----           ----         ---
     Total fixed maturity securities..........      $--            $(1)           $--         $(1)
                                                   ====           ====           ====         ===
Net embedded derivatives......................      $--           $ --            $33         $33



                                                             TOTAL GAINS AND LOSSES
                                               --------------------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                               --------------------------------------------------
                                                                  NET            NET
                                                   NET        INVESTMENT     DERIVATIVE
                                               INVESTMENT        GAINS          GAINS
                                                 INCOME        (LOSSES)       (LOSSES)      TOTAL
                                               ----------     ----------     ----------     -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  Foreign corporate securities...............     $ --            $ 5           $  --       $   5
                                                  ----           ----           -----       -----
     Total fixed maturity securities.........      $--            $ 5           $  --       $   5
                                                  ====           ====           =====       =====
Net embedded derivatives.....................      $--           $ --           $(127)      $(127)



                                                              TOTAL GAINS AND LOSSES
                                                --------------------------------------------------
                                                    CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                           (LOSSES) INCLUDED IN EARNINGS
                                                --------------------------------------------------
                                                                   NET            NET
                                                    NET        INVESTMENT     DERIVATIVE
                                                INVESTMENT        GAINS          GAINS
                                                  INCOME        (LOSSES)       (LOSSES)      TOTAL
                                                ----------     ----------     ----------     -----
                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
  Fixed maturity securities...................     $ --            $(3)          $ --         $ (3)
Net embedded derivatives......................      $--           $ --           $189         $189

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                             RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31,
                                                                       2010
                                           -----------------------------------------------------------
                                                                 NET               NET
                                               NET           INVESTMENT        DERIVATIVE
                                           INVESTMENT           GAINS             GAINS
                                             INCOME           (LOSSES)          (LOSSES)         TOTAL
                                           ----------        ----------        ----------        -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
  Fixed maturity securities:
  Foreign corporate securities...........     $ --              $ --              $ --            $ --
                                              ----              ----              ----            ----
     Total fixed maturity securities.....      $--               $--               $--             $--
                                              ====              ====              ====            ====
Net embedded derivatives.................      $--               $--               $34             $34



                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                             RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31,
                                                                       2009
                                           -----------------------------------------------------------
                                                                 NET               NET
                                               NET           INVESTMENT        DERIVATIVE
                                           INVESTMENT           GAINS             GAINS
                                             INCOME           (LOSSES)          (LOSSES)         TOTAL
                                           ----------        ----------        ----------        -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
  Fixed maturity securities:
  Foreign corporate securities...........     $ --               $ 5              $  --          $   5
                                              ----              ----              -----          -----
     Total fixed maturity securities.....      $--               $ 5              $  --          $   5
                                              ====              ====              =====          =====
Net embedded derivatives.................      $--              $ --              $(125)         $(125)



                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                             RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31,
                                                                       2008
                                           -----------------------------------------------------------
                                                                 NET               NET
                                               NET           INVESTMENT        DERIVATIVE
                                           INVESTMENT           GAINS             GAINS
                                             INCOME           (LOSSES)          (LOSSES)         TOTAL
                                           ----------        ----------        ----------        -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
  Fixed maturity securities..............     $ --               $(3)             $ --            $ (3)
Net embedded derivatives.................      $--              $ --              $190            $190

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
  Mortgage loans........................................               $ 76        $ 80
  Policy loans..........................................               $404        $511
  Other invested assets (1).............................               $ 25        $ 25
  Cash and cash equivalents.............................               $ 32        $ 32
  Accrued investment income.............................               $ 26        $ 26
  Premiums, reinsurance and other receivables (1).......               $131        $135
  Other assets (1)......................................               $  5        $  5
LIABILITIES
  Policyholder account balances (1).....................               $ 99        $105
  Long-term debt -- affiliated..........................               $ 25        $ 25
  Other liabilities (1).................................               $ 36        $ 36
  Separate account liabilities (1)......................               $ 76        $ 76
COMMITMENTS (2)
  Mortgage loan commitments.............................     $15       $ --        $ --
  Commitments to fund private corporate bond
     investments........................................     $ 3       $ --        $ --



                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
  Mortgage loans........................................               $ 82        $ 83
  Policy loans..........................................               $397        $482
  Other invested assets (1).............................               $ 25        $ 25
  Short-term investments (3)............................               $ 14        $ 14
  Cash and cash equivalents.............................               $ 10        $ 10
  Accrued investment income.............................               $ 24        $ 24
  Premiums, reinsurance and other receivables (1).......               $107        $105
  Other assets (1)......................................               $  6        $  5
LIABILITIES
  Policyholder account balances (1).....................               $ 83        $ 80
  Long-term debt -- affiliated..........................               $ 25        $ 24
  Other liabilities (1).................................               $ 33        $ 33
  Separate account liabilities (1)......................               $235        $235
COMMITMENTS (2)
  Mortgage loan commitments.............................     $1        $ --        $ --
  Commitments to fund private corporate bond
     investments........................................     $5        $ --        $ --

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Commitments are off-balance sheet obligations.

   (3) Short-term investments as presented in the table above differs from the amount presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, certain short-term investments, derivative liabilities, net embedded derivatives within asset and liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

     The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

     For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Invested Assets

     Other invested assets within the preceding tables are comprised of a loan to an affiliate. The estimated fair value of loan to an affiliate is estimated by discounting the expected future cash flows using current market rates and the credit risk of the note issuer.

  Short-term Investments

     Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Cash and Cash Equivalents

     Due to the short term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

     Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables in the preceding tables are comprised of certain amounts recoverable under reinsurance contracts.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Other Assets

     Other assets in the consolidated balance sheets are principally comprised of deferred sales inducements, capitalized software and receivables for miscellaneous loans to agencies. With the exception of these receivables, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount presented in the preceding tables represents the receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

  Policyholder Account Balances

     Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts ("TCA"). The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Long-term Debt -- Affiliated

     The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

  Other Liabilities

     Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable; amounts due for securities purchased but not yet settled; and funds withheld under reinsurance treaties accounted for as deposit type treaties. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values.

  Separate Account Liabilities

     Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

     The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                           DAC
                                                                      -------------
                                                                      (IN MILLIONS)
Balance at January 1, 2008..........................................      $1,349
Capitalizations.....................................................         124
                                                                          ------
     Subtotal.......................................................       1,473
                                                                          ------
Amortization related to:
  Net investment gains (losses).....................................         (44)
  Other expenses....................................................        (221)
                                                                          ------
     Total amortization.............................................        (265)
                                                                          ------
Unrealized investment gains (losses)................................           4
                                                                          ------
Balance at December 31, 2008........................................       1,212
Capitalizations.....................................................          90
                                                                          ------
     Subtotal.......................................................       1,302
                                                                          ------
Amortization related to:
  Net investment gains (losses).....................................          29
  Other expenses....................................................        (140)
                                                                          ------
     Total amortization.............................................        (111)
                                                                          ------
Unrealized investment gains (losses)................................          (7)
                                                                          ------
Balance at December 31, 2009........................................       1,184
Capitalizations.....................................................          30
                                                                          ------
     Subtotal.......................................................       1,214
                                                                          ------
Amortization related to:
  Net investment gains (losses).....................................         (15)
  Other expenses....................................................        (125)
                                                                          ------
     Total amortization.............................................        (140)
                                                                          ------
Unrealized investment gains (losses)................................           5
                                                                          ------
Balance at December 31, 2010........................................      $1,079
                                                                          ======



     Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  INSURANCE

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Balance at January 1,......................................   $39       $40      $ 42
Capitalization.............................................    --         4         8
Amortization...............................................    (4)       (5)      (10)
                                                              ---       ---      ----
Balance at December 31,....................................   $35       $39      $ 40
                                                              ===       ===      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $9,105 million and $8,805 million at December 31, 2010 and 2009, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $308 million, $332 million and $387 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     For the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Balance at January 1,.......................................   $24       $21       $22
  Less: Reinsurance recoverables............................    19        17        18
                                                               ---       ---       ---
Net balance at January 1,...................................     5         4         4
                                                               ---       ---       ---
Incurred related to:
  Current year..............................................     1         2         2
  Prior years...............................................    --        --        (1)
                                                               ---       ---       ---
                                                                 1         2         1
                                                               ---       ---       ---
Paid related to:
  Current year..............................................    --        --        --
  Prior years...............................................    (1)       (1)       (1)
                                                               ---       ---       ---
                                                                (1)       (1)       (1)
                                                               ---       ---       ---
Net balance at December 31,.................................     5         5         4
  Add: Reinsurance recoverables.............................    20        19        17
                                                               ---       ---       ---
Balance at December 31,.....................................   $25       $24       $21
                                                               ===       ===       ===



     During 2010 and 2009, there was no change to claims and claim adjustment expenses associated with prior years. During 2008, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $1 million, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2010                             2009
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value................     $   4,326             N/A        $   4,037             N/A
Net amount at risk (2)................     $      77 (3)         N/A        $     217 (3)         N/A
Average attained age of
  contractholders.....................      61 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value................     $   2,222       $   3,401        $   2,196       $   3,133
Net amount at risk (2)................     $     173 (3)   $     502 (4)    $     348 (3)   $     637 (4)
Average attained age of
  contractholders.....................      62 years        59 years         61 years        59 years



                                                                   DECEMBER 31,
                                                             ------------------------
                                                                2010           2009
                                                             ---------      ---------
                                                               SECONDARY GUARANTEES
                                                             ------------------------
                                                                   (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
  Account value (general and separate account).............  $   2,006      $   1,986
  Net amount at risk (2)...................................  $  19,973 (3)  $  22,429 (3)
  Average attained age of policyholders....................   50 years       49 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                            UNIVERSAL AND
                                                    ANNUITY CONTRACTS       VARIABLE LIFE
                                               --------------------------     CONTRACTS
                                               GUARANTEED     GUARANTEED    -------------
                                                  DEATH     ANNUITIZATION     SECONDARY
                                                BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                               ----------   -------------   -------------   -----
                                                                  (IN MILLIONS)
DIRECT
Balance at January 1, 2008...................      $ 3           $ 5              $ 1        $ 9
  Incurred guaranteed benefits...............       13            29                1         43
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2008.................       13            34                2         49
  Incurred guaranteed benefits...............       --            (5)              (1)        (6)
  Paid guaranteed benefits...................       (6)           --               --         (6)
                                                   ---           ---             ----        ---
Balance at December 31, 2009.................        7            29                1         37
  Incurred guaranteed benefits...............        2             5               --          7
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2010.................      $ 6           $34              $ 1        $41
                                                   ===           ===             ====        ===
CEDED
Balance at January 1, 2008...................      $ 2           $ 2             $ --        $ 4
  Incurred guaranteed benefits...............       10            10               --         20
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2008.................        9            12               --         21
  Incurred guaranteed benefits...............        3            (2)              --          1
  Paid guaranteed benefits...................       (6)           --               --         (6)
                                                   ---           ---             ----        ---
Balance at December 31, 2009.................        6            10               --         16
  Incurred guaranteed benefits...............        2             2               --          4
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2010.................      $ 5           $12              $--        $17
                                                   ===           ===             ====        ===
NET
Balance at January 1, 2008...................      $ 1           $ 3              $ 1        $ 5
  Incurred guaranteed benefits...............        3            19                1         23
  Paid guaranteed benefits...................       --            --               --         --
                                                   ---           ---             ----        ---
Balance at December 31, 2008.................        4            22                2         28
  Incurred guaranteed benefits...............       (3)           (3)              (1)        (7)
  Paid guaranteed benefits...................       --            --               --         --
                                                   ---           ---             ----        ---
Balance at December 31, 2009.................        1            19                1         21
  Incurred guaranteed benefits...............       --             3               --          3
  Paid guaranteed benefits...................       --            --               --         --
                                                   ---           ---             ----        ---
Balance at December 31, 2010.................      $ 1           $22              $ 1        $24
                                                   ===           ===             ====        ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                   (IN MILLIONS)
Fund Groupings:
  Equity........................................................  $3,915   $3,736
  Balanced......................................................   2,573    2,330
  Bond..........................................................     836      767
  Specialty.....................................................     252      250
  Money Market..................................................     137      285
                                                                  ------   ------
     Total......................................................  $7,713   $7,368
                                                                  ======   ======



7.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for certain products and reinsures up to 90% of the mortality risk for other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     The Company reinsures 100% of the living and death benefit guarantees in connection with its variable annuities issued since 2001 with an affiliate reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $149 million and $162 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     At December 31, 2010, the Company had $192 million of net unaffiliated ceded reinsurance recoverables. Of this total, $129 million, or 67%, were with the Company's five largest unaffiliated ceded reinsurers, including $94 million of which were unsecured. At December 31, 2009, the Company had $204 million of net unaffiliated

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES ceded reinsurance recoverables. Of this total, $137 million, or 67%, were with the Company's five largest unaffiliated ceded reinsurers, including $105 million of which were unsecured.

     The amounts in the consolidated statements of income include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             -------------------------
                                                             2010      2009       2008
                                                             ----     ------      ----
                                                                   (IN MILLIONS)
PREMIUMS:
  Direct premiums..........................................  $101      $117       $137
  Reinsurance ceded........................................   (47)      (51)       (64)
                                                             ----      ----       ----
     Net premiums..........................................  $ 54      $ 66       $ 73
                                                             ====      ====       ====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product policy
     fees..................................................  $369      $433       $611
  Reinsurance ceded........................................   (59)      (58)       (58)
                                                             ----      ----       ----
     Net universal life and investment-type product policy
       fees................................................  $310      $375       $553
                                                             ====      ====       ====
OTHER REVENUES:
  Direct other revenues....................................  $119      $100       $121
  Reinsurance ceded........................................     1         1          1
                                                             ----      ----       ----
     Net other revenues....................................  $120      $101       $122
                                                             ====      ====       ====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..................  $180      $191       $266
  Reinsurance ceded........................................   (67)      (78)       (96)
                                                             ----      ----       ----
     Net policyholder benefits and claims..................  $113      $113       $170
                                                             ====      ====       ====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Direct interest credited to policyholder account
     balances..............................................  $ 32      $ 35       $ 30
  Reinsurance ceded........................................    (2)       (2)        (2)
                                                             ----      ----       ----
     Net interest credited to policyholder account
       balances............................................  $ 30      $ 33       $ 28
                                                             ====      ====       ====
OTHER EXPENSES:
  Direct other expenses....................................  $366      $385       $620
  Reinsurance ceded........................................    (6)       (9)       (12)
                                                             ----      ----       ----
     Net other expenses....................................  $360      $376       $608
                                                             ====      ====       ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                               DECEMBER 31, 2010
                                                   -----------------------------------------
                                                    TOTAL
                                                   BALANCE                     TOTAL, NET OF
                                                    SHEET    ASSUMED   CEDED    REINSURANCE
                                                   -------   -------   -----   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......   $  510     $ --     $487       $   23
Deferred policy acquisition costs................    1,079       --        9        1,070
                                                    ------     ----     ----       ------
  Total assets...................................   $1,589      $--     $496       $1,093
                                                    ======     ====     ====       ======
LIABILITIES:
Policyholder account balances....................   $  971      $(2)    $ --       $  973
Other liabilities................................      281       --       66          215
                                                    ------     ----     ----       ------
  Total liabilities..............................   $1,252      $(2)    $ 66       $1,188
                                                    ======     ====     ====       ======




                                                               DECEMBER 31, 2009
                                                   -----------------------------------------
                                                    TOTAL
                                                   BALANCE                     TOTAL, NET OF
                                                    SHEET    ASSUMED   CEDED    REINSURANCE
                                                   -------   -------   -----   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......   $  459     $ --     $429       $   30
Deferred policy acquisition costs................    1,184       --        7        1,177
                                                    ------     ----     ----       ------
  Total assets...................................   $1,643      $--     $436       $1,207
                                                    ======     ====     ====       ======
LIABILITIES:
Policyholder account balances....................   $  969      $(2)    $ --       $  971
Other liabilities................................      260       --       60          200
                                                    ------     ----     ----       ------
  Total liabilities..............................   $1,229      $(2)    $ 60       $1,171
                                                    ======     ====     ====       ======



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $131 million and $107 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed reinsurance at both December 31, 2010 and 2009.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter Reassurance Company, Ltd. and MetLife Reinsurance Company of Vermont, all of which are related parties.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of income was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
PREMIUMS:
Reinsurance ceded (1).......................................  $ (6)     $ (4)     $ (4)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance ceded (1).......................................  $(17)     $(16)     $(16)
OTHER REVENUES:
Reinsurance ceded...........................................  $  1      $  1      $  1
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance ceded (1).......................................  $ (8)     $ (6)     $(27)
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance ceded...........................................  $ (2)     $ (2)     $ (2)
OTHER EXPENSES:
Reinsurance ceded (1).......................................  $  1      $ --      $  2


--------

   (1) In September 2008, MetLife completed a tax-free split-off of its majority owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). After the split-off, reinsurance transactions with RGA were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions with RGA have been removed from the presentation in the table above. Affiliated transactions with RGA for the year ended December 31, 2008 include ceded premiums, ceded fees, ceded benefits and ceded other expenses of $2 million, $6 million, $6 million and ($1) million, respectively.

     Information regarding the effect of ceded affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.......................  $285   $213
                                                                    ====   ====
LIABILITIES:
Other liabilities.................................................  $ 21   $ 15
                                                                    ====   ====



     The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value were also included within net derivative gains (losses). Embedded derivative assets associated with the cessions, of $161 million and $113 million at December 31, 2010 and 2009, respectively, were included within premiums, reinsurance and other receivables. For the years ended December 31, 2010, 2009 and 2008, net derivative gains (losses) included $28 million, ($224) million and $294 million, respectively, in changes in fair value of such embedded derivatives.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $95 million and $92 million of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $94 million and $73 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed affiliated reinsurance at both December 31, 2010 and 2009.

8.  LONG-TERM DEBT -- AFFILIATED

     In September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011 and bore interest at 0.50% per annum. The Company has not exercised its right to sell or repledge the collateral.

9.  INCOME TAX

     The provision for income tax was as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Current:
  Federal..................................................   $15      $ 16       $(8)
Deferred:
  Federal..................................................    16       (52)       67
                                                              ---      ----       ---
     Provision for income tax expense (benefit)............   $31      $(36)      $59
                                                              ===      ====       ===



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................  $ 37      $ (9)     $ 73
Tax effect of:
  Tax-exempt investment income..............................   (11)      (19)      (16)
  Prior year tax............................................     6        (4)        2
  Tax Credits...............................................    (1)       --        --
  Other, net................................................    --        (4)       --
                                                              ----      ----      ----
     Provision for income tax expense (benefit).............  $ 31      $(36)     $ 59
                                                              ====      ====      ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2010      2009
                                                                    ----      ----
                                                                     (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables........................  $193      $237
  Employee benefits...............................................    10         8
  Deferred intercompany losses....................................    10        10
  Litigation-related and government mandated......................     3         3
  Investments, including derivatives..............................     8         1
  Net operating loss carryforwards................................     2        --
  Other, net......................................................     4        12
                                                                    ----      ----
                                                                     230       271
  Less: Valuation allowance.......................................    12        10
                                                                    ----      ----
                                                                     218       261
                                                                    ----      ----
Deferred income tax liabilities:
  DAC.............................................................   311       341
  Net unrealized investment gains.................................    25        11
  Other, net......................................................     1        --
                                                                    ----      ----
                                                                     337       352
                                                                    ----      ----
     Net deferred income tax liability............................  $119      $ 91
                                                                    ====      ====



     State net operating loss carryforwards of $26 million at December 31, 2010 will expire beginning in 2011.

     The Company has recorded a valuation allowance related to tax benefits of certain state net operating loss carryforwards, as well as deferred intercompany losses from the sale of Exeter Reassurance Company, Ltd. to MetLife prior to 2003. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2010, the Company recorded an overall increase to the deferred tax valuation allowance of $2 million, related to certain state net operating loss carryforwards.

     NELICO participates in a tax sharing agreement with MetLife. This agreement provides that current federal income tax expense (benefit) is computed on a separate return basis and members of the tax group shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife were $19 million, $8 million and $31 million for 2010, 2009 and 2008, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003. In April 2010, the IRS exam of the current audit cycle, years 2003 to 2006, began.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $5 million and $18 million, respectively, related to the separate account DRD. The 2010 benefit included an expense of $6 million related to a true-up of the 2009 tax return. The 2009 benefit included a benefit of $4 million related to a true-up of the 2008 tax return.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimated losses for sales practices matters.

     The Company conducted an internal investigation of an agency in Los Angeles, CA concerning the referral of clients to an entity which the U.S. Securities Exchange Commission has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution is being made to customers. The Company has been named in three related lawsuits currently pending in California state court.

     Retained Asset Account Matters. The New York Attorney General announced on July 29, 2010, that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company's ultimate parent, MetLife, and other insurance carriers. MetLife received the subpoena on July 30, 2010. Metropolitan Life Insurance Company and its affiliates also have received requests for documents and information from U.S. congressional committees and members, as well as various state regulatory bodies, including the New York State Insurance Department. It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the TCA, but management believes that the Company's financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2010, 2009 and 2008. At both December 31, 2010 and 2009, the Company maintained a liability of $1 million and related assets for premium tax offsets of $1 million, for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at both December 31, 2010 and 2009, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                                                          GROSS
                                                                          RENTAL
                                                                         PAYMENTS
                                                                      -------------
                                                                      (IN MILLIONS)
2011................................................................       $15
2012................................................................       $12
2013................................................................       $10
2014................................................................       $ 7
2015................................................................       $ 5
Thereafter..........................................................       $ 8


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $6 million at both December 31, 2010 and 2009. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $15 million and $1 million at December 31, 2010 and 2009, respectively.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $3 million and $5 million at December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2010 and 2009.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by Metropolitan Life Insurance Company. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2010, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plan provides supplemental benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by Metropolitan Life Insurance Company. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life Insurance Company associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $11 million, $12 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. In

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES addition, the Company's share of other postretirement expense was less than $1 million, $3 million and less than $1 million for the years ended December 31, 2010, 2009 and 2008, respectively. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of income.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosure below. The Company made contributions of $3 million, $2 million and $2 million for the years ended December 31, 2010, 2009 and 2008, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan along with the related net periodic pension expenses, are included in the accompanying consolidated financial statements and the additional disclosures below.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                                         POSTRETIRE-
                                                             PENSION         MENT
                                                             BENEFITS      BENEFITS
                                                           -----------   -----------
                                                                  DECEMBER 31,
                                                           -------------------------
                                                           2010   2009   2010   2009
                                                           ----   ----   ----   ----
                                                                 (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at January 1,.........................  $ 41   $ 37   $ 31   $ 25
  Service costs..........................................     1      1      1      1
  Interest costs.........................................     3      2      2      2
  Plan participants' contributions.......................    --     --      2      2
  Net actuarial (gains) losses...........................     3      3      5      1
  Change in benefits.....................................    --     --     --      5
  Benefits paid..........................................    (2)    (2)    (4)    (5)
                                                           ----   ----   ----   ----
Benefit obligation at December 31,.......................    46     41     37     31
                                                           ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at January 1,..................    --     --     --     --
  Actual return on plan assets...........................    --     --     --     --
  Plan participants' contributions.......................    --     --      2      2
  Employer contribution..................................     2      2      2      3
  Benefits paid..........................................    (2)    (2)    (4)    (5)
                                                           ----   ----   ----   ----
Fair value of plan assets at December 31,................    --     --     --     --
                                                           ----   ----   ----   ----
  Funded status at December 31,..........................  $(46)  $(41)  $(37)  $(31)
                                                           ====   ====   ====   ====
Amounts recognized in the consolidated balance sheets
  consist of:
  Other liabilities......................................  $(46)  $(41)  $(37)  $(31)
                                                           ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses...................................  $ 10   $  8   $  3   $ (2)
  Prior service costs (credit)...........................     1      1     16     18
                                                           ----   ----   ----   ----
Accumulated other comprehensive (income) loss............    11      9     19     16
  Deferred income tax (benefit)..........................    (4)    (3)    (7)    (6)
                                                           ----   ----   ----   ----
  Accumulated other comprehensive (income) loss, net of
     income tax..........................................  $  7   $  6   $ 12   $ 10
                                                           ====   ====   ====   ====



     The accumulated benefit obligation for the defined benefit pension plan were $41 million and $38 million at December 31, 2010 and 2009, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets was as follows:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2010      2009
                                                                    ----      ----
                                                                     (IN MILLIONS)
Projected benefit obligation......................................   $46       $41
Accumulated benefit obligation....................................   $41       $38
Fair value of plan assets.........................................  $ --      $ --

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The projected benefit obligation exceeded assets for all pension plans at December 31, 2010 and 2009.

     Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

          i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Subsidiaries on service rendered during the current year.

          ii) Interest Costs on the Liability -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

          iii) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

          iv) Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

          v) Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

     The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                              OTHER
                                                        PENSION          POSTRETIREMENT
                                                       BENEFITS             BENEFITS
                                                  ------------------   ------------------
                                                          YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------
                                                  2010   2009   2008   2010   2009   2008
                                                  ----   ----   ----   ----   ----   ----
                                                               (IN MILLIONS)
Net Periodic Benefit Costs:
  Service costs.................................   $ 1    $ 1    $ 1    $ 1    $ 1   $ --
  Interest costs................................     3      2      2      2      2      2
  Amortization of prior service costs (credit)..    --     --      2      2      2      2
                                                   ---    ---    ---    ---    ---   ----
     Total net periodic benefit costs (credit)..     4      3      5      5      5      4
                                                   ---    ---    ---    ---    ---   ----
Other Changes in Plan Assets and Benefit
  Obligations Recognized in Other Comprehensive
  Income (Loss):
  Net actuarial (gains) losses..................     2      3      4      5      1     --
  Prior service costs (credit)..................    --     --      1     --      5      2
  Amortization of prior service (costs) credit..    --     --     (2)    (2)    (2)    (2)
                                                   ---    ---    ---    ---    ---   ----
     Total recognized in other comprehensive
       income (loss)............................     2      3      3      3      4     --
                                                   ---    ---    ---    ---    ---   ----
       Total recognized in net periodic benefit
          costs and other comprehensive income
          (loss)................................   $ 6    $ 6    $ 8    $ 8    $ 9    $ 4
                                                   ===    ===    ===    ===    ===   ====



     For the year ended December 31, 2010, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $2 million and other postretirement

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES benefits of $3 million for an aggregate reduction in other comprehensive income
(loss) of $5 million before income tax and $3 million, net of income tax.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are both less than $1 million.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs (credit) over the next year are less than $1 million and $2 million, respectively.

     The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. The resulting reduction in the accumulated postretirement benefit obligation was $0 and less than $1 million for the years ended December 31, 2010 and 2009, respectively. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company will no longer apply for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

     The Company received subsidies of less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                            PENSION          MENT
                                                            BENEFITS       BENEFITS
                                                          -----------   -------------
                                                                  DECEMBER 31,
                                                          ---------------------------
                                                          2010   2009   2010     2009
                                                          ----   ----   ----     ----
Weighted average discount rate..........................  5.80%  6.25%  5.80%    6.25%
Rate of compensation increase...........................  5.00%  5.00%   N/A      N/A


     Assumptions used in determining net periodic benefit costs were as follows:

                                                                              OTHER
                                                        PENSION          POSTRETIREMENT
                                                       BENEFITS             BENEFITS
                                                  ------------------   ------------------
                                                                DECEMBER 31,
                                                  ---------------------------------------
                                                  2010   2009   2008   2010   2009   2008
                                                  ----   ----   ----   ----   ----   ----
Weighted average discount rate..................  6.25%  6.60%  6.65%  6.25%  6.60%  6.65%
Weighted average expected rate of return on plan
  assets........................................   N/A    N/A    N/A    N/A    N/A    N/A
Rate of compensation increase...................  5.00%  5.00%  4.00%   N/A    N/A    N/A


     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                         DECEMBER 31,
                                --------------------------------------------------------------
                                             2010                            2009
                                ------------------------------  ------------------------------
Pre-and Post-Medicare eligible  7.8% in 2011, gradually         8.2% in 2010,  gradually
  claims......................  decreasing each year until      decreasing each  year until
                                2083 reaching the ultimate      2079  reaching the  ultimate
                                rate of 4.4% for all eligible   rate of 4.1% for all  eligible
                                retiree claims.                 retiree  claims.


     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare costs trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN THOUSANDS)
Effect on total of service and interest costs components...      $ 74         $ (65)
Effect of accumulated postretirement benefit obligation....      $806         $(726)


  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2011, the Company does not expect to make a contribution to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. It is the Company's practice to use its general assets to pay claims as they come due. Total payments were $4 million and $5 million for the years ended December 31, 2010 and 2009, respectively.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                              OTHER
                                                               PENSION   POSTRETIREMENT
                                                              BENEFITS      BENEFITS
                                                              --------   --------------
                                                                    (IN MILLIONS)
2011........................................................     $ 2           $ 3
2012........................................................     $ 2           $ 3
2013........................................................     $ 3           $ 3
2014........................................................     $ 2           $ 3
2015........................................................     $ 3           $ 3
2016-2020...................................................     $15           $14


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $33 million, $111 million and $28 million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed, was $592 million and $564 million at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

     Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MLIC as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2010, 2009 and 2008, NELICO paid a dividend of $84 million, $19 million and $94 million, respectively. The maximum amount of dividends which NELICO may pay to MLIC in 2011 without prior regulatory approval is $107 million.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year....................................................  $ 42      $104      $(77)
Income tax effect of holding gains (losses)...............   (14)      (38)       27
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income..........................................    (3)       (1)        7
  Amortization of premiums and accretion of discounts
     associated with investments..........................    (2)       (2)       (1)
Income tax effect.........................................     2         1        (2)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts..................     5        (7)        4
Income tax effect of allocation of holding (gains) losses
  to other policyholder amounts...........................    (2)        3        (1)
                                                            ----      ----      ----
Net unrealized investment gains (losses), net of income
  tax.....................................................    28        60       (43)
Defined benefit plans adjustment, net of income tax.......    (3)       (4)       (2)
                                                            ----      ----      ----
Other comprehensive income (loss).........................  $ 25      $ 56      $(45)
                                                            ====      ====      ====



13.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2010      2009       2008
                                                              ----      ----      -----
                                                                    (IN MILLIONS)
Compensation................................................  $ 30      $ 41      $   8
Pension, postretirement & postemployment benefit costs......    28        32         14
Commissions.................................................    78       104        201
Volume-related costs........................................    22        32         51
Capitalization of DAC.......................................   (30)      (90)      (124)
Amortization of DAC.........................................   140       111        265
Premium taxes, licenses & fees..............................    11        14         16
Professional services.......................................     4        23         84
Other.......................................................    77       109         93
                                                              ----      ----      -----
  Total other expenses......................................  $360      $376      $ 608
                                                              ====      ====      =====



  CAPITALIZATION AND AMORTIZATION OF DAC

     See Note 5 for a rollforward of DAC including impacts of capitalization and amortization.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AFFILIATED EXPENSES

     Commissions and capitalization and amortization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 7 and 14 for discussion of affiliated expenses included in the table above.

14.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees with affiliates related to these agreements, recorded in other expenses, were $72 million, $83 million and $127 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also entered into agreements to sell Insurance Products on behalf of certain affiliates. The Company received fees for this service of $180 million, $152 million and $98 million, included in other expenses, for the years ended December 31, 2010, 2009 and 2008, respectively. The aforementioned expenses and fees with affiliates were comprised of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2010       2009      2008
                                                              -----      -----      ----
                                                                     (IN MILLIONS)
Compensation................................................  $  12      $  12      $ 10
Pension, postretirement & postemployment benefit costs......     12         16         4
Commissions.................................................     --         20        80
Volume-related costs........................................   (156)      (146)      (91)
Other.......................................................     24         29        26
                                                              -----      -----      ----
  Total other expenses......................................  $(108)     $ (69)     $ 29
                                                              =====      =====      ====



     Revenues received from affiliates related to these agreements were recorded as follows:

                                                                     YEARS ENDED
                                                                    DECEMBER 31,
                                                                 ------------------
                                                                 2010   2009   2008
                                                                 ----   ----   ----
                                                                    (IN MILLIONS)
Universal life and investment-type product policy fees.........   $25    $18    $6
Other revenues.................................................   $10    $ 7    $5


     The Company had net payables from affiliates of less than $1 million at December 31, 2010, related to the items discussed above. The Company had net receivables from affiliates of $7 million at December 31, 2009, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Note 2 and Note 8 for additional related party transactions.

15.   SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 financial statements.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and will be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

     The prospectus and supplements consisting of 1,405 pages.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     Representations.

     The signatures.

     Written consents of the following persons:

          Marie C. Swift, Esq. (see Exhibit 3(ii) below)
          James J. Reilly, Jr., F.S.A., M.A.A.A. (see Exhibit 3(i) below) Independent Auditor (see Exhibit 11 below)

     The following exhibits:


1.A.    (1)           January 31, 1983 resolution of the Board of Directors of NEVLICO 5
        (2)           None
        (3) (a)       Distribution Agreement between NEVLICO and NELESCO 6
            (b)   (i) Form of Contract between NELICO and its General Agents 5
                 (ii) Form of contract between NELICO and its Agents 6
            (c)       Commission Schedule 7
            (d)       Form of contract among NES, NELICO and other broker dealers 4
        (4)           None
        (5) (a)       Specimen of Policy 7
            (b)       Riders 7
            (c)       Additional Riders 6
            (d)       Acceleration of Benefits Rider 3
            (e)       Additional Riders 10
        (6) (a)       Amended and restated Articles of Organization of NELICO 2
            (b)       Amendments to Amended and restated Articles of Organization 9
            (c)       Amended and restated By-Laws of NELICO 13
        (7)           None
        (8)           None
        (9)           None
       (10) (a)       Form of Application 7
            (b)       Additional Form of Application 8

2.                    See Exhibit 3(i)

3.      (i)           Opinion and consent of James J. Reilly, Jr., F.S.A., M.A.A.A. 14
       (ii)           Opinion and consent of Marie C. Swift, Esquire 17

4.                    None

5.                    Inapplicable

6.                    Inapplicable

7.      (i)           Powers of Attorney 25
       (ii)           Power of Attorney for Anne M. Belden


8.                    Notice of Withdrawal Right for Policies 7

9.                    Inapplicable

10.                   Inapplicable

11.                   Consent of Independent Registered Public Accounting Firm

12.                   Schedule for computation of performance quotations 6

13.     (i)           Consolidated memorandum describing certain procedures, filed pursuant to Rule
                      6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 20
       (ii)           Second Addendum to Consolidated Memorandum 9

14.     (i)           Participation Agreement among Variable
                      Insurance Products Fund, Fidelity
                      Distributors Corporation and New England
                      Variable Life Insurance Company 6

       (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund,
                      Fidelity Distributors Corporation and New
                      England Variable Life Insurance Company 1

      (iii)           Participation Agreement among Variable
                      Insurance Products Fund II, Fidelity
                      Distributors Corporation and New England
                      Variable Life Insurance Company 1

       (iv)           Participation Agreement among Metropolitan
                      Series Fund, Inc., Metropolitan Life
                      Insurance Company and New England Life
                      Insurance Company 11

        (v) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund,
                      Fidelity Distributors Corporation and New
                      England Life Insurance Company 12

       (vi) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II,
                      Fidelity Distributors Corporation and New
                      England Life Insurance Company 12

      (vii)           Participation Agreement among Met
                      Investors Series Trust, Met Investors
                      Advisory Corp., Met Investors Distributors
                      Inc. and New England Life Insurance
                      Company 16

     (viii)           Participation Agreement among American
                      Funds Insurance Series, Capital Research and Management Company and New England
                      Life Insurance Company 15


       (ix)           Participation Agreement among Metropolitan
                      Series Fund, Inc., MetLife Advisers, LLC,
                      MetLife Investors Distribution Company and
                      New England Life Insurance Company
                      (8/31/07) 22


        (x)           Net Worth Maintenance Agreement 19

       (xi)           First Amendment to the Participation Agreement with Met
                      Investors Series Trust 24

      (xii)           Amendment to Participation Agreement between American Funds
                      Insurance Series, Capital Research and Management Company and
                      New England Life Insurance Co. dated April 30, 2010. 26

     (xiii)           Summary Prospectus Agreement between Fidelity Distributors
                      Corporation and New England Life Insurance Co. dated
                      April 30, 2010. 26



----------
1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 30, 1997.

4 Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 15 to the Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 30, 1998.

8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

9 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

10 Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 27, 2000.

11 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

12 Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

13 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

14 Incorporated herein by reference to the Post-Effective Amendment No. 18 to the Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 27, 2001.

15 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

16 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

17 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 30, 2004.

18 Incorporated herein by reference to Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

19 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File 333-46401, filed April 26, 2006.

20 Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File 333-73676, filed April 19, 2007.


21 Incorporated herein by reference to the Post-Effective Amendment No. 25 to the Variable Account's Form S-6 Registration Statement, File 033-19540, filed April 20, 2007.

22 Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Variable Account's Form N-6 Registration Statement, File 333-73676, filed April 22, 2008.

23 Incorporated herein by refernce to Post-Effective Amendment No. 26 to Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 23, 2008.

24 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 23, 2009.

25 Incorporated herein to Post-Effective Amendment No. 28 to Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 26, 2010.

26 Incorporated herein by reference to Post-Effective Amendment No. 16 to the Variable Account's Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2011.

                                     New England Variable Life Separate Account
                                     (Registrant)

                                     By: New England Life Insurance Company
                                                  (Depositor)

                                     By:   /s/ Marie C. Swift
                                           -----------------------------------
                                           Marie C. Swift, Esq.
                                           Vice President and Counsel
Attest:

/s/ John E. Connolly, Jr.
------------------------------------
  John E. Connolly, Jr.
Counsel

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2011.

                                              New England Life Insurance Company

Attest:/s/John E. Connolly, Jr.      By:      /s/ Marie C. Swift
       ------------------------              -----------------------------------
       John E. Connolly, Jr.                  Marie C. Swift, Esq.
       Counsel                                Vice President and Counsel


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 21, 2011.



                  *                     Chairman of the Board, President and
-------------------------------------   Chief
Michael K. Farrell                      Executive Officer
                  *
-------------------------------------
Todd B. Katz                            Director

                  *
-------------------------------------
Gene L. Lunman                          Director

                  *
-------------------------------------
Louis J. Ragusa                         Director

                  *                     Director, Executive Vice President and
------------------------------------    Chief Accounting
Peter M. Carlson                        Officer

                  *
-------------------------------------
Michael J. Vietri                       Director

                  *
-------------------------------------
Catherine M. Richmond                   Director

                  *                     Vice President (Principal Financial
------------------------------------    Officer)
Anne M. Belden

                                     By:   /s/ John E. Connolly, Jr.
                                          ------------------------------
                                           John E. Connolly, Jr., Esq.
                                           Attorney-in-fact


* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and to Post-Effective Amendment No. 28 to the Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 26, 2010.

                                  EXHIBIT LIST


                                                                   Sequentially
Exhibit Number                   Title                            Numbered Page*
--------------   ----------------------------------------------   --------------
     7.  (ii)    Power of Attorney
    11.          Consent of Independent Registered Public
                 Accounting Firm